As filed with the Securities and Exchange Commission on May 6, 2021

1933 Act File No. 333-[[•]]

1940 Act File No. 811-[[•]]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒

PRE-EFFECTIVE AMENDMENT NO.	☐

POST-EFFECTIVE AMENDMENT NO.	☐

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒

AMENDMENT NO.	☐

BASQUET GLOBAL DEBT FUND

Principal Executive Offices:

8960 Spanish Ridge Avenue

Las Vegas, NV 89148

(747) 220-6623

Copies of information to:

Basquet LLC 8960 Spanish Ridge Avenue Las Vegas, NV 89148	Timothy A. Spangler Robert A. Robertson Andrew J. Schaffer Dechert LLP 650 Town Center Drive, Suite 700 Costa Mesa, CA 92626

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☒

It is proposed that this filing will become effective when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Shares of Beneficial Interest(2)	[1,000,000]	$[1.00]	[1,000,000.00]	[109.10]

(1)	Estimated solely for the purpose of calculating the registration fee, in accordance with Rule 457(a) of the Securities Act of 1933.
(2)	The shares will not be listed for trading on any national market system trading platform.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS	SUBJECT TO COMPLETION, DATED MAY 6, 2021

Basquet Global Debt Fund

Maximum Offering of [1,000,000] Shares of Beneficial Interest

The Fund.  The Basquet Global Debt Fund (the “Fund”) will be a continuously offered, diversified, closed-end management investment company that intends to operate as an interval fund.

Investment Objective.  The Fund’s investment objective is to seek to provide current income consistent with the preservation of capital. There can be no assurance that the Fund will achieve its objective. The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees of the Fund (the “Board”) without shareholder approval. Shareholders will, however, receive at least 60 days’ prior notice of any change to the Fund’s investment objective. For more information, see “Investment Objective, Policies and Strategies—Investment Strategy.”

Investment Strategy.  The Fund will seek to achieve its investment objective by investing (directly or indirectly), under normal circumstances, at least 80% of the Fund’s total assets in fixed income securities. The Fund primarily will invest in issuers in Developed Markets or Investment Grade Developing Markets (as defined below), whether or not denominated in the currency of such country. The Fund will invest at least 35% of its total assets in fixed income securities of issuers in the United States (“U.S.”). The Fund may invest up to 20% of its total assets in fixed income securities of issuers in Sub-Investment Grade Developing Markets (as defined below), whether or not denominated in the currency of such country. Fixed income securities of issuers in Sub-Investment Grade Developing Markets may be rated below investment grade, as described below, at the time of investment (sometimes referred to as “junk bonds”). Below investment grade securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due. In addition to direct investments in the foregoing instruments, the Fund may achieve its investment objective by investing in open-end funds, closed-end funds, exchange-traded funds (“ETFs”) and other investment companies (collectively, the “Underlying Funds”) to achieve these allocations.

•

“Developed Markets” are those countries contained in the FTSE World Government Bond Index, New Zealand, Luxembourg and the Hong Kong Special Administrative Region. As of September 30, 2020, securities of the following countries comprised the FTSE World Government Bond Index: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Malaysia, Mexico, Netherlands, Norway, Poland, Singapore, Spain, Sweden, United Kingdom, and the United States.

•

“Investment Grade Developing Markets” are those countries whose sovereign debt is rated not less than Baa3 by Moody’s Investor Services (“Moody’s”) or BBB- by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), or comparably rated by another appropriate nationally or internationally recognized rating agency.

•

“Sub-Investment Grade Developing Markets” are those countries that are not Developed Markets or Investment Grade Developing Markets (Sub-Investment Grade Developing Markets, together with Investment Grade Developing Markets are referred to herein as “Developing Markets”). Securities of issuers in Sub-Investment Grade Developing Markets may be rated below investment grade at the time of investment.

In selecting the portfolio investments, the Fund’s portfolio managers will seek to add value by choosing securities that give the greatest relative value to interest rate risk. Accordingly, the Fund will seek to protect downside risk by managing interest rate risk. The investment process is designed to add value for clients by employing a top-down, global macroeconomic outlook.

The maximum exposure to the currency of any one Developed Market is up to 50% of the Fund’s total assets; provided, however, the Fund may exceed this limitation with respect to the U.S. dollar. The maximum exposure to the currency of any one Investment Grade Developing Market is up to 50% of the Fund’s total assets. The maximum exposure to the currency of any one Sub-Investment Grade Developing Market is up to 15% of the Fund’s total assets. Such exposure limits are applied at the time of investment, although, as stated above, classification of a market may be amended by the Adviser and/or Subadviser as ratings and/or circumstances change over time.

Up to 20% of the Fund’s investments (or the issuers of those investments) may be rated below investment grade at the time of investment; that is rated below Baa3 by Moody’s or BBB by S&P, or comparably rated by another appropriate nationally or internationally recognized rating agency, or if unrated, judged by the Adviser and/or Subadviser to be of equivalent quality. All of the Fund’s investments (or the issuers of those investments) must be rated, at the time of investment, B3 or better by Moody’s, or B- or better by S&P, or comparably rated by another appropriate nationally or internationally recognized rating agency, or if unrated, judged by the Adviser and/or Subadviser to be of equivalent quality. In the event that a security receives different ratings from different rating agencies (Fitch, Moody’s and S&P), the Adviser and/or Subadviser will apply the highest rating received from the rating agencies in determining compliance with these guidelines. While the credit quality of each of the Fund’s investments is evaluated at the time of investment, the credit quality of the Fund’s portfolio may be reviewed from time to time and adjusted accordingly.

The Fund may invest up to 20% of its assets in any other fixed income security. Those securities include preferred equity and debt securities, and commercial paper, including asset-backed commercial paper.

The Fund intends to utilize leverage through borrowings or through other transactions, such as reverse repurchase agreements, which have the effect of leverage. The Fund may also utilize leverage through the issuance of debt securities or preferred stock, although it has no current intention to do so. The Fund may use leverage up to 33 1/3% of its total assets (including the amount obtained through leverage). The Fund generally will not utilize leverage if it anticipates that the Fund’s leveraged capital structure would result in a lower return to shareholders than that obtainable over time with an unleveraged capital structure. Use of leverage creates an opportunity for increased income and capital appreciation for shareholders but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See “Use of Leverage.”

The Fund will not invest directly or indirectly in digital assets, including digital securities.

For more information, see “Investment Objective, Policies and Strategies—Investment Strategy.”

The Offering. The Fund is authorized as a Delaware statutory trust to issue an unlimited number of shares. The Fund intends to engage in a continuous offering of its shares. The Fund is offering to sell, through its principal underwriter, [●] (the “Distributor”), under the terms of this prospectus, up to [●] shares of beneficial interest, at the net asset value (“NAV”) per share. The initial NAV per share is $[●]. The minimum initial investment by a shareholder is $[●]. Subsequent investments may be made with at least $[●]. The Fund may, in its discretion, waive these minimums.

The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use reasonable efforts to sell the shares. The Fund is not required to raise a minimum amount of proceeds from this offering to commence operations. The Fund’s continuous offering is expected to continue in reliance on Rule 415 under the Securities Act of 1933 until the date the Fund has sold [●] shares, or such shorter date as the Fund’s Board of Trustees (the “Board”) may determine.

The Fund’s shares can be transferred in peer-to-peer transactions on Algorand, an open, public, distributed ledger that is secured using cryptography (referred to as a “blockchain”). Algorand records transactions between two parties in a verifiable and permanent way, referred to as “immutability.” There are no share certificates, and because the shares can be transferred in peer-to-peer transactions using Algorand’s technology, the shares are characterized herein as “digital securities.” For more information, including the costs and risks of effecting transactions on Algorand, see “Peer-to-Peer Transactions,” “The Digital Securities” and “Risks of Digital Securities.”

Although records of peer-to-peer transactions are viewable on Algorand, record and beneficial ownership of the Fund’s shares is reflected on the records of [●], the Fund’s transfer agent (the “Transfer Agent”). The Transfer Agent is regulated by the Securities and Exchange Commission (“SEC”). The Transfer Agent’s records constitute the official shareholder records of the Fund and govern the record ownership of shares in all circumstances.

Potential shareholders must be “whitelisted” by the Transfer Agent prior to purchasing shares, whether directly or in a peer-to-peer transaction. In order to be whitelisted, each potential shareholder must have completed the Fund’s Anti-Money Laundering/Know Your Customer (“AML/KYC”) process including documentation required for a shareholder to establish a Fund account with the Transfer Agent (see “Anti-Money Laundering/Know Your Customer” and “Plan of Distribution – Purchasing Shares”). The Transfer Agent is also responsible for ensuring that each potential transferee has established a Fund account on the books and records of the Fund.

If a potential transferee is not whitelisted on the Fund’s records, the potential transfer of shares will not be processed. The Transfer Agent and the Blockchain Administrator (as defined in the Prospectus) use Algorand Standard Assets (“ASA”), a feature of the Algorand blockchain, to program compliance-related transfer restrictions into “smart contracts,” which are computer programs written to the blockchain. These restrictions can impose conditions on the transfer of shares, such as to whom they may be transferred, and the number of shares that may be transferred (for instance, in a quarterly repurchase offer, as described below). For more information about the costs and risks of effecting transactions on Algorand, see “The Digital Securities” and “Risks of Digital Securities.”

Like securities issued by any other closed-end fund, the shares represent an ownership interest in the Fund’s underlying assets. The Fund will publish its NAV daily on the Fund’s website, but there is no requirement for peer-to-peer transactions to occur at NAV. Instead, the individual participants in a peer-to-peer transaction on the Algorand blockchain will negotiate the price at which such transaction will occur. Use of the blockchain for individually negotiated peer-to-peer transactions is relatively new and is untested in the closed-end fund market. The Fund therefore anticipates that there will initially be limited to no liquidity in the Fund’s shares due to low or no volume in peer-to-peer transactions on which to base the value of a share. Investors should therefore initially expect greater price volatility in the secondary market than would be the case if the shares had greater liquidity.

In the future, the Fund shares may trade on a public decentralized or centralized electronic exchange platform that is a national securities exchange or on an alternative trading system (“ATS”) operated by a registered broker-dealer that is subject to Regulation ATS. There is no guarantee that any such systems or platforms will become available.

Use of Leverage.  If the Fund incurs leverage as a part of its investment strategy, it will limit overall leverage to 33.33% of the Fund’s total assets immediately after giving effect to such leverage. The Fund may borrow money (“traditional leverage”). In addition, the Fund may enter into reverse repurchase agreements, futures, forward contracts, and swap transactions that have effects similar to traditional leverage (collectively, “effective leverage”).

The Fund has no operating history, and its shares have no history of public trading. Before investing, you should therefore consider the following factors:

•	You may not have access to the money you invest for an extended period of time.

•	You may not be able to sell your shares at the time or in the quantity desired regardless of how the Fund performs.

•	Because you may not be able to sell your shares at the time or in the quantity desired, you may not be able to reduce your exposure to the Fund in a market downturn.

•

The Fund’s shares are not currently listed on or available for trading through a national securities exchange or any other exchange, and a market for trading on an exchange may never be available to investors. Except for individually negotiated peer-to-peer transactions, there is currently no secondary market for the shares, and no such market is expected to develop.

•	An investment in the Fund may not be suitable for investors who may need the money they invested in a specified timeframe.

•

The amount of distributions that the Fund may pay, if any, is uncertain. There is no assurance that the Fund will maintain a particular level of distributions, nor is there any guarantee that the Fund will make distributions at any particular time.

•

Due to the emerging nature of blockchain use in securities transactions, the Fund anticipates that there will initially be limited to no liquidity in the shares due to low or no volume in peer-to-peer transactions. Investors should therefore initially expect greater price volatility in the secondary market than would be the case if the shares had greater liquidity.

•	The Fund will not invest, directly or indirectly, in digital assets, including digital securities.

•	Although shareholders can engage in peer-to-peer transactions using blockchain technology, the Transfer Agent will maintain the official record of the Fund’s shareholders.

The Transfer Agent will maintain the identity of each record holder of shares so that it will be able to send such holders shareholder materials, including proxy statements, as well as dividend distributions and tax reports.

Interval Fund. The Fund has implemented a share repurchase program, but it is only required to repurchase between 5% and 25% of its outstanding shares per quarter. Subject to the quarterly review and approval of the Board, the Fund currently anticipates making an offer to repurchase 25% of its outstanding shares each quarter. The Fund intends to seek an exemptive order from the SEC to enable the Fund to implement more frequent repurchases, subject to Board approval.

The Fund intends to begin repurchasing shares following the effectiveness of this registration statement. Repurchase offers by the Fund will occur in the months of March, June, September and December each year, starting six months after the Registration Statement becomes effective. For more information on the Fund’s repurchase policies and risks, please see “Share Repurchase Program,” “Prospectus Summary—Periodic Repurchase Offers” and “Summary of Risks—Structural Risks—Repurchase Policy Risk” in this prospectus.

Adviser and Subadviser. The Fund’s investment adviser is Basquet LLC (“Basquet” or the “Adviser”). The Fund’s investment subadviser is Valkyrie Funds LLC (“Valkyrie” or the “Subadviser”).

Investing in the Fund involves risks and may not be appropriate for all investors. See “Risk Factors” on page 27 of this prospectus.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Shares
Public Offering Price Per Share	$ [●]
Maximum Sales Load as a Percentage of Purchase Amount[1]	[●]
Proceeds to the Fund[2]	$ [●]

(1)

The Adviser and/or its affiliates, in their discretion and from their own resources (which may include the Adviser’s legitimate profits from the management fee it receives from the Fund), may pay compensation to brokers or dealers in connection with the sale and distribution of Fund shares. The amount of compensation paid by the Adviser or its affiliates is subject to the limitations imposed by the Financial Industry Regulatory Authority (“FINRA”).

(2)

Assumes all shares currently registered are sold in the continuous offering. Certain expenses of the offering will be borne by the Fund. Since these expenses are payable by the Fund, they will immediately reduce the NAV of each share purchased in this offering. The Adviser will also bear certain ongoing offering costs associated with the Fund’s continuous offering of shares.

You may elect to receive all future reports in paper free of charge if you inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling [●]. Your election to receive reports in paper will apply to all funds held with the fund complex.

An investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. You should carefully consider the Fund’s risks, investment objective and strategy before making an investment decision. Prospective investors should also consider (i) the suitability of this investment with respect to their investment objective and personal financial situation and (ii) factors such as personal net worth, income, age, risk tolerance and liquidity needs. An investment in the Fund should be avoided if you cannot bear the loss of some or all of your investment or you need certainty about your ability to access all of the money you have invested in the short term. Before investing in the Fund, please read “Risk Factors” for more information about the risks of investing in the Fund.

This prospectus provides information that a prospective investor should know about the Fund before investing. You should read this prospectus carefully and retain it for future reference. Additional information about the Fund, including a Statement of Additional Information (“SAI”) dated [●], has been filed with the SEC. The SAI is available upon request and without charge by writing the Fund c/o [●] or [●] or by calling toll-free [●]. The table of contents of the SAI appears on page [●] of this prospectus. You may request the Fund’s SAI, annual and semi-annual reports when available, and other information about the Fund or make shareholder inquiries by calling [●] or by visiting [●]. The SAI, which is incorporated by reference into (legally made a part of) this prospectus, is also available on the SEC’s website at www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective shareholders and is not intended to be an active link.

Fund shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve or any other government agency.

Prospective investors should not construe the contents of this prospectus as legal, tax, financial or other advice. Each prospective investor should consult with his, her or its own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

[DISTRIBUTOR] The date of this prospectus is [●]

-i-

PROSPECTUS SUMMARY

This summary does not contain all of the information that you should consider before investing in the shares. You should review the more detailed information contained or incorporated by reference in this prospectus and in the SAI, particularly the information set forth under the heading “Risk Factors.”

The Fund

The Basquet Global Debt Fund (the “Fund”) is a continuously offered, diversified, closed-end management investment company that intends to operate as an interval fund. As an interval fund, the Fund will offer to make repurchases of between 5% and 25% of its outstanding shares at net asset value (“NAV”), on a quarterly basis, unless such offer is suspended or postponed in accordance with regulatory requirements.

Investment Objective and Policies

Investment Objective.   The Fund’s investment objective is to seek to provide current income consistent with the preservation of capital. There can be no assurance that the Fund will achieve this objective. See “The Fund’s Investments” and “Risks.” The Fund’s investment objective is non-fundamental and may be changed by the Board without shareholder approval. Shareholders will, however, receive at least 60 days’ prior notice of any change in this investment objective.

Investment Strategy.   The Fund will seek to achieve its investment objective by investing (directly or indirectly), under normal circumstances, at least 80% of the Fund’s total assets in fixed income securities. The Fund primarily will invest in issuers in Developed Markets or Investment Grade Developing Markets (as defined below), whether or not denominated in the currency of such country. The Fund will invest at least 35% of its total assets in fixed income securities of issuers in the United States (“U.S.”). The Fund may invest up to 20% of its total assets in fixed income securities of issuers in Sub-Investment Grade Developing Markets (as defined below), whether or not denominated in the currency of such country. Fixed income securities of issuers in Sub-Investment Grade Developing Markets may be rated below investment grade, as described below, at the time of investment (sometimes referred to as “junk bonds”). Below investment grade securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due. In addition to direct investments in the foregoing instruments, the Fund may achieve its investment objective by investing in open-end funds, closed-end funds, exchange-traded funds (“ETFs”) and other investment companies (collectively, the “Underlying Funds”) to achieve these allocations.

●

“Developed Markets” are those countries contained in the FTSE World Government Bond Index, New Zealand, Luxembourg and the Hong Kong Special Administrative Region. As of September 30, 2020, securities of the following countries comprised the FTSE World Government Bond Index: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Malaysia, Mexico, Netherlands, Norway, Poland, Singapore, Spain, Sweden, United Kingdom, and the United States.

●

“Investment Grade Developing Markets” are those countries whose sovereign debt is rated not less than Baa3 by Moody’s Investor Services (“Moody’s”) or BBB- by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), or comparably rated by another appropriate nationally or internationally recognized rating agency.

●

“Sub-Investment Grade Developing Markets” are those countries that are not Developed Markets or Investment Grade Developing Markets (Sub-Investment Grade Developing Markets, together with Investment Grade Developing Markets are referred to herein as “Developing Markets”). Securities of issuers in Sub-Investment Grade Developing Markets may be rated below investment grade at the time of investment.

In selecting the portfolio investments, the Fund’s portfolio managers will seek to add value by choosing securities that give the greatest relative value to interest rate risk. Accordingly, the Fund will seek to protect downside risk by managing interest rate risk. The investment process is designed to add value for clients by employing a top-down, global macroeconomic outlook.

The maximum exposure to the currency of any one Developed Market is up to 50% of the Fund’s total assets; provided, however, the Fund may exceed this limitation with respect to the U.S. dollar. The maximum exposure to the currency of any one Investment Grade Developing Market is up to 50% of the Fund’s total assets. The maximum exposure to the currency of any one Sub-Investment Grade Developing Market is up to 15% of the Fund’s total assets. Such exposure limits are applied at the time of investment, although, as stated above, classification of a market may be amended by the Adviser and/or Subadviser as ratings and/or circumstances change over time.

Up to 20% of the Fund’s investments (or the issuers of those investments) may be rated below investment grade at the time of investment; that is rated below Baa3 by Moody’s or BBB by S&P, or comparably rated by another appropriate nationally or internationally recognized rating agency, or if unrated, judged by the Adviser and/or Subadviser to be of equivalent quality. All of the Fund’s investments (or the issuers of those investments) must be rated, at the time of investment, B3 or better by Moody’s, or B- or better by S&P, or comparably rated by another appropriate nationally or internationally recognized rating agency, or if unrated, judged by the Adviser and/or Subadviser to be of equivalent quality. In the event that a security receives different ratings from different rating agencies (Fitch, Moody’s and S&P), the Adviser and/or Subadviser will apply the highest rating received from the rating agencies in determining compliance with these guidelines. While the credit quality of each of the Fund’s investments is evaluated at the time of investment, the credit quality of the Fund’s portfolio may be reviewed from time to time and adjusted accordingly.

The Fund may invest up to 20% of its assets in any other fixed income security. Those securities include preferred equity and debt securities, and commercial paper, including asset-backed commercial paper.

The Fund intends to utilize leverage through borrowings or through other transactions, such as reverse repurchase agreements, which have the effect of leverage. The Fund may also utilize leverage through the issuance of debt securities or preferred stock, although it has no current intention to do so. The Fund may use leverage up to 33 1/3% of its total assets (including the amount obtained through leverage). The Fund generally will not utilize leverage if it anticipates that the Fund’s leveraged capital structure would result in a lower return to shareholders than that obtainable over time with an unleveraged capital structure. Use of leverage creates an opportunity for increased income and capital appreciation for shareholders but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See “Use of Leverage.”

The Fund will not invest directly or indirectly in digital assets, including digital securities.

For more information, see “Investment Objective, Policies and Strategies—Investment Strategy.”

The Offering

The Fund intends to engage in a continuous offering of its shares at NAV per share. The Fund is authorized as a Delaware statutory trust to issue an unlimited number of shares. The Fund is offering to sell, through its principal underwriter, [●] (the “Distributor”) under the terms of this prospectus, up to [●] shares of beneficial interest, at the NAV per share. The initial NAV per share is $[●]. The minimum initial investment by a shareholder is $[●]. Subsequent investments may be made with at least $[●]. The Fund may, in its discretion, waive these minimums.

The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use reasonable efforts to sell the shares. The Fund is not required to raise a minimum amount of proceeds from this offering to commence operations. Assets that cannot be invested as described in the section of this prospectus entitled “Investment Objective, Policies and Strategies—Investment Objective and Policies—Investment Strategy,” will be invested in cash or cash equivalents. The Fund’s continuous offering is expected to continue in reliance on Rule 415 under the Securities Act of 1933 (the “Securities Act”) until the date the Fund has sold [●] shares, or such earlier date as the Board may determine.

The Fund’s shares can be transferred in peer-to-peer transactions on Algorand, an open, public, distributed ledger that is secured using cryptography (referred to as a “blockchain”). Algorand records transactions between two parties in a verifiable and permanent way, referred to as “immutability.” There are no share certificates and, because the shares can be transferred in peer-to-peer transactions using Algorand’s technology, the shares are characterized herein as “digital securities.” For more information, including the costs and risks of effecting transactions on Algorand, see “Peer-to-Peer Transactions,” “The Digital Securities” and “Risks of Digital Securities.”

Although records of peer-to-peer transactions are viewable on Algorand, record and beneficial ownership of the Fund’s shares is reflected on the records of [●], the Fund’s transfer agent (the “Transfer Agent”).   The Transfer Agent is regulated by the Securities and Exchange Commission (“SEC”). The Transfer Agent’s records constitute the official shareholder records of the Fund and govern the record ownership of the shares in all circumstances.

Like securities issued by any other closed-end fund, the shares represent an ownership interest in the Fund’s underlying assets. The Fund anticipates that there will initially be limited to no liquidity in the shares due to relatively low or no transactional volume in peer-to-peer transactions on which to base the value of a share. Investors should therefore initially expect greater price volatility in the secondary market than would be the case if the shares had greater liquidity.

Notwithstanding the continuous nature of this offering, the Fund may close to new investors at the discretion of the Adviser. If the Fund is closed to new investors, then only existing shareholders of the Fund will be eligible to purchase shares, to receive shares from another existing investor in a peer-to peer transfer, or to reinvest dividends in new shares. The Fund may re-open to new investors and subsequently close again to new investors at any time at the discretion of the Adviser with the approval of the Board. Any such opening and closing of the Fund will be disclosed to potential new investors and existing shareholders through a supplement to this prospectus.

Peer-to-Peer Transactions

The shares can be transferred in peer-to-peer transactions, and a complete record of these transactions is viewable on Algorand.    Although records of peer-to-peer transactions are viewable on Algorand, record and beneficial ownership of the Fund’s shares is reflected on the records of the Transfer Agent. The Transfer Agent’s records constitute the official shareholder records of the Fund and govern the record ownership of the shares in all circumstances.  The Transfer Agent will reconcile the peer-to-peer transactions executed on Algorand’s blockchain with the Fund’s records on at least a daily basis.

●

Before entering into a transaction, a shareholder must be “whitelisted.” Potential shareholders must be “whitelisted” by the Transfer Agent prior to purchasing shares. This is true whether or not a potential shareholder purchases shares directly from the Fund or in a peer-to-peer transaction. In order to be whitelisted, each potential shareholder must complete the Fund’s Anti-Money Laundering/Know Your Customer (“AML/KYC”) process (see “Anti-Money Laundering/Know Your Customer”).

●

Before entering into a transaction, a shareholder must open an account with the Fund.   Potential shareholders must complete documentation to establish a Fund account with the Transfer Agent (see “Plan of Distribution – Purchasing Shares”). Account applications and other documents required by the Transfer Agent to establish an account are available through the Fund’s web portal at [•]. Account applications must be completed and submitted electronically directly to the Transfer Agent before an investor wires funds. The Transfer Agent will not accept account applications via mail, overnight delivery, facsimile or other similar means of delivery. The Transfer Agent is responsible for ensuring that each potential transferee in a peer-to-peer transaction has established a Fund account on the books and records of the Fund.

●

Before entering into a transaction, a shareholder must have an Algorand wallet.   In order to purchase shares, a potential shareholder must also have a “wallet” on the Algorand network. Wallets are software applications which store a shareholder’s public and private keys. The Fund does not currently have a proprietary wallet for use with the shares. Rather, third-party developed wallets compatible with the shares may be available as a web-based application, mobile application, desktop application, web browser plugin, or on a hardware-based device. Shares purchased by a shareholder, whether directly from the Fund or in a peer-to-peer transfer, will be recorded in the Transfer Agent’s book-entry system, and a copy of such record will be viewable in the investor’s wallet. An investor can access their wallet (using a distinct private key) on the Algorand network to initiate a transaction in the shares.

●

Before entering into a transaction, shareholders should be aware that Algorand may impose transaction fees.  An investor that initiates a transaction on Algorand must pay transaction fees to the Algorand network to validate the transaction. Transaction fees are paid in the form of “Algos,” the fundamental token on Algorand. The amount of Algos required to pay for a transaction is fixed at 0.001 Algos; however, it may increase in the future and the price per transaction may vary in U.S. dollars to the extent the price of Algos increases. For more information, including the costs and risks of effecting transactions on Algorand, see “The Digital Securities” and “Risks of Digital Securities.”

●

Peer-to-peer transactions do not have to occur at NAV and there is no minimum number of shares that can be transferred in a peer-to-peer transaction.   The Fund will publish its NAV daily on the Fund’s website, but there is no requirement for peer-to-peer transactions to occur at NAV. Instead, individual participants in peer-to-peer transactions on the Algorand blockchain will negotiate the price at which such transactions will occur and the number of shares that will transfer. Using the blockchain in this fashion is relatively new and untested in the closed-end fund market. The Fund therefore anticipates that there will initially be limited to no liquidity in the shares due to low or no volume in peer-to-peer transactions on which to base the value of a share. Investors should therefore initially expect greater price volatility in the secondary market than would be the case if the shares had greater liquidity.

●

Peer-to-peer transactions may be taxable to the shareholder.  If you sell or otherwise dispose of shares in a peer-to-peer transaction, you will generally recognize a gain or loss in an amount equal to the difference between your tax basis in such shares and the amount you receive upon disposition of such shares.

○

If you hold shares as capital assets, any such gain or loss will be long-term capital gain or loss if you have held (or are treated as having held) such shares for more than one year at the time of sale.

○

All or a portion of any loss you realize on a taxable sale of shares will be disallowed if you acquire other shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale of shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

○

In addition, due to a special rule relating to regulated investment companies (“RICs”) in section 852(b)(4)(A) of the Internal Revenue Code of 1986 (the “Code”), any loss realized upon a taxable sale of shares held (or deemed held) by you for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by you with respect to such shares. See “U.S. Federal Income Tax Matters” for additional information.

Periodic Repurchase Offers

The Fund will operate as an interval fund. As such, it has adopted a fundamental policy to make quarterly repurchase offers, at NAV, of no less than 5% and up to 25% of the shares then outstanding, as determined by the Board (the “Repurchase Offer Policy”). Subject to the quarterly review and approval of the Board, the Fund currently anticipates making an offer to repurchase 25% of the Fund’s outstanding shares each quarter (the “Repurchase Offer Amount”). There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer because shareholders, in total, may wish to sell more than the number of shares the Fund offers to repurchase in a particular repurchase offer.

Under the Repurchase Offer Policy, if the amount of repurchase requests exceeds the number of shares the Fund offers to repurchase, the Fund will repurchase shares on a pro rata basis. If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional number of shares not to exceed 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares, the Fund will generally repurchase the shares on a pro rata basis, provided that: (i) the Fund may accept all shares tendered for repurchase by shareholders who own less than 100 shares and who tender all of their shares before prorating other amounts tendered; and (ii) the Fund may accept by lot shares tendered by shareholders who request repurchase of all shares held by them and who, when tendering their shares, elect to have either (A) all or none or (B) at least a minimum amount or none accepted, if the Fund first accepts all shares tendered by shareholders who do not make this election.

The Fund does not currently charge a repurchase fee. Prior to implementing any such repurchase fee, the Fund would seek Board approval of the implementation and amount of such fee and would update the Fund’s registration statement to disclose the effect such fee would have on the Fund’s fees and expenses, consistent with the requirements of rules, regulations and forms adopted by the SEC.

The Fund intends to seek an exemptive order from the SEC to enable the Fund to implement more frequent repurchases, subject to the approval of the Board. The Fund will maintain liquid securities or cash sufficient to meet quarterly redemption requirements. See “Share Repurchase Program” and “Risk Factors —Repurchase Policy Risk” below.

Leverage.  If the Fund incurs leverage as a part of its investment strategy, it will limit overall leverage to 33.33% of the Fund’s total assets immediately after giving effect to such leverage, as permitted by the Investment Company Act of 1940 (the “1940 Act”). There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

The Fund is permitted to obtain traditional leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, repurchase agreements, notes or other debt securities issued by the Fund. Although it has no current intention to do so, the Fund may also issue preferred shares of beneficial interest in an aggregate amount of up to 33.33% of the Fund’s total assets immediately after such issuance. If the Fund uses any such form of traditional leverage, the amount of fees paid to the Adviser and Subadviser for their services will be higher than if the Fund does not use traditional leverage, because the fees paid are calculated based on total assets, which includes assets purchased with leverage. Therefore, the Adviser and Subadviser has a financial incentive to use traditional leverage, which creates a conflict of interest between the Adviser and Subadviser and the Fund’s common shareholders, as only the common shareholders would bear the fees and expenses incurred through the Fund’s use of traditional leverage, including the issuance of preferred shares, if any. The Fund’s willingness to use traditional leverage, and the extent to which traditional leverage is used at any time, will depend on many factors.

In addition, the Fund may enter into reverse repurchase agreements, futures, forward contracts, and swap transactions, that have effects similar to traditional leverage (collectively, “effective leverage”). To the extent the Fund uses effective leverage, such transactions will be included in calculating the aggregate amount of leverage for purposes of the Fund’s 33.33% leverage limitation, provided that effective leverage incurred through the use of covered positions will not be counted toward the Fund’s 33.33% leverage limitation. The Fund may use effective leverage opportunistically, though not at all times, and may choose to increase or decrease its effective leverage, or use different types or combinations of leveraging instruments, based on the Subadviser’s assessment of market conditions, the investment environment and the costs that the Fund would incur as a result of such effective leverage. There is no assurance that the Fund will utilize any form or combination of effective leverage.

Investment Adviser, Subadviser and Fees

Basquet LLC is the investment adviser of the Fund. Subject to the supervision of the Board of Trustees, the Adviser oversees the management of the Fund’s activities and supervises the activities of the investment subadviser.

[Basquet is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”).]   As of [●], Basquet’s assets under management were approximately $[●].

Valkyrie Funds LLC (“Valkyrie” or the “Subadviser”) serves as the Fund’s investment subadviser. As of [●], Valkyrie’s assets under management were approximately $[●].

Steven McClurg (the “Portfolio Manager”) is responsible for the day-to-day management of the Fund. The Portfolio Manager has managed the Fund since inception in [●].  See “Management of the Fund” below.

Distributions

The Fund intends to distribute most or all of its net earnings and realized gains, if any, in the form of dividends from net investment income (“dividends”) and distributions of net realized capital gains (“capital gain distributions” and, together with dividends, “Distributions” and each, a “Distribution”). The Fund intends to accrue dividends daily and distribute them to shareholders of record quarterly. Capital gain distributions, if any, usually will be declared and paid annually in December. The Fund does not have a fixed distribution rate nor does it guarantee that it will pay any distributions in any particular period. Unless a shareholder elects otherwise, their distributions will be reinvested in additional shares under the Fund’s distribution reinvestment plan. Shareholders who elect not to participate in the Fund’s distribution reinvestment plan will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in a nominee name, then to such nominee). See “Distribution Policy” and “Distribution Reinvestment Policy.”

Closed-End Fund Structure; Limited Liquidity

Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds do not typically redeem their shares at the option of the shareholder. Rather, closed-end fund shares typically trade in the secondary market via a stock exchange. Unlike many closed-end funds, however, the Fund will not be listed on a stock exchange. Each share will be issued as an asset-backed digital security that can be transferred in peer-to-peer transactions. Data related to ownership of the Fund’s shares, including transactions involving the shares, are recorded on the Algorand blockchain. The Algorand blockchain uses cryptography to validate ownership of shares and the transfer of such shares. In other words, computers using algorithms to solve complex mathematical equations prove that a shareholder controls a wallet containing the Fund’s shares and wants a transaction to be sent. Transactions are subsequently verified by nodes. We refer to this process as the use of “blockchain technology.”

Although records of peer-to-peer transactions are viewable on Algorand, record and beneficial ownership of the Fund’s shares is reflected on the records of the Transfer Agent, which is regulated by the SEC. The Transfer Agent will reconcile the blockchain transactions with the Fund’s records on at least a daily basis, but the Transfer Agent’s records will constitute the official shareholder records of the Fund and govern the record ownership of shares in all circumstances.

Since blockchain technology is not yet widely used in the securities markets, the Fund anticipates that there will initially be limited to no transactional volume in the Fund’s shares, resulting in limited to no liquidity in Fund shares. The Fund therefore will provide a limited amount of additional liquidity by operating as an interval fund, meaning that the Fund will offer to repurchase a limited amount of shares (between 5% and 25% of outstanding shares) on a quarterly basis. Subject to the quarterly review and approval of the Board, the Fund currently anticipates making an offer to repurchase 25% of the Fund’s outstanding shares each quarter.  There is no assurance that a shareholder will be able to tender their shares when or in the amount that they desire (see “Share Repurchase Program”).

Blockchain Administrator

Basquet also serves as the Fund’s blockchain administrator pursuant to a Blockchain Administration and Development Agreement (the “Blockchain Administration Agreement”).  Under the terms of the Blockchain Administration Agreement, the Basquet is responsible for providing, or arranging for the provision of, programming, development and administrative services necessary for the issuance of the Fund’s shares as digital securities and the on-going maintenance and administration of such digital securities. This includes, for example, coding the shares’ “smart contracts,” which are computer programs written to the blockchain, and maintaining and updating such code as necessary. For its services, Basquet is paid a fee calculated at the annual rate of [●]% of the Fund’s average annual net assets, calculated and accrued daily and payable monthly in arrears.

The Fund’s smart contracts utilize a feature of the Algorand blockchain referred to as “Algorand Standard Assets”, which enables the programming of compliance-related transfer restrictions into the smart contract. This means that the Blockchain Administrator can program conditions under which the shares may be transferred in a peer-to-peer transaction, requirements that potential transferees must be whitelisted, and the number of shares that may be transferred (for instance, in a quarterly repurchase offer, as described below) into the smart contract. This limits the ability of a shareholder to engage in peer-to-peer transactions that are inconsistent with the policies of the Fund and the Transfer Agent. For more information regarding the use of the Algorand network to initiate peer-to-peer transfers of shares, see “Peer-to-Peer Transactions” in this prospectus.

Distributor

[●] is the Fund’s Distributor. The Adviser pays fees to the Distributor as compensation for the services it renders.

Transfer Agent, Administrator and Custodian

[●] is the Fund’s transfer agent. [●] is the Fund’s administrator. [●] is the Fund’s custodian. The Fund compensates the transfer agent, administrator and the custodian for their services.

The Transfer Agent maintains the Fund’s shareholder records in a book-entry system, and the Fund does not issue physical share certificates. The Algorand blockchain contains a viewable “courtesy copy” of such records, but the Transfer Agent’s records constitute the official shareholder records of the Fund and govern the record and beneficial ownership for the Fund’s shares in all circumstances. In the event of a conflict between the transaction history on the Algorand blockchain and the records maintained by the Transfer Agent, the Transfer Agent shall update the blockchain record as necessary and such update will be recorded and viewable on the Algorand network as a subsequent transaction. In addition to maintaining the Fund’s shareholder records, the Transfer Agent is responsible for, among other things, preparing and delivering periodic shareholder reports, proxy statements and shareholder tax reporting, preparing and delivering confirmation statements to shareholders, preparing and transmitting to shareholders payments for Distributions declared by the Fund, performing services required with respect to lost shareholders as required under the Securities Exchange Act of 1934 (the “Exchange Act”), and performing AML/KYC processes (see “Anti-Money Laundering/Know Your Customer”). See “Management of the Fund” for a description of the services to be provided by each of the Administrator and the Custodian.

Investor Suitability

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a considerable amount of risk. It is possible that you may lose money. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and the uncertainty of emerging technologies, and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs.

Summary of Risks

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its investment objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

Risks of Digital Securities:

Management Risk.  The Fund intends to issue the shares as digital securities, using blockchain technology. Members of the Adviser’s management have experience in digital securities and blockchain. Several members of management have experience in the digital security and blockchain sectors and have previously made investments in bitcoin and other digital assets. However, the Fund will be among the first registered funds to offer digital securities. Accordingly, the Fund’s management has limited experience using blockchain technology to maintain records and facilitate transactions in the shares of a registered fund that issues digital securities.

Regulatory Risk.  A courtesy copy of the Fund’s shareholder records is maintained using the Algorand blockchain and peer-to-peer transfers may be initiated by shareholders on the blockchain. The entities that support the ability of shareholders to engage in peer-to-peer transactions, including the Transfer Agent and the Algorand network, are not licensed under the virtual currency or money transmission regulations of any state in the United States or registered with the U.S. Department of the Treasury Financial Crimes Enforcement Network (“FinCEN”). If any regulatory authority were to assert that additional licensing or registration was required for any such party, it could affect their operations or viability, and could adversely affect the ability of shareholders to engage in peer-to-peer transfers of the shares. This in turn would have a material adverse effect on the liquidity of the shares and the holders’ ability to transfer the shares.

Liquidity Risk; No Secondary Market.  The Fund’s shares will be issued as digital securities, meaning the securities will be uncertificated securities that may be transferred using blockchain technology (see “The Digital Securities” and “Plan of Distribution – Peer-to Peer Transactions”). The shares will not be listed for trading on a national securities exchange or through a national market system (“NMS”) and are not available for secondary trading in any venue, such as a public decentralized or centralized electronic exchange platform that is a national securities exchange or on an alternative trading system (“ATS”) operated by a registered broker-dealer and that is subject to Regulation ATS. The Fund has no current agreements to make the shares available through any such electronic exchange platform.

Emerging Technology Risk. Since the shares will be transferred using emerging technologies (including blockchain technology), transactions in the shares will be subject to associated risks including:

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a rapidly-evolving regulatory landscape in the United States and in other countries, which might include security, privacy or other regulatory concerns that could require changes to digital systems that disrupt transactions in the shares;

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the possibility of undiscovered technical flaws in an underlying technology, including in the process by which transactions are recorded to a blockchain (particularly, the Algorand blockchain), or by which the validity of a copy of such blockchain can be authenticated;

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the possibility that security measures that authenticate prior transactions could be compromised, or “hacked,” which could allow an attacker to alter the Algorand blockchain and thereby disrupt the ability to corroborate definitive transactions recorded on the blockchain;

●	the possibility that new technologies or services inhibit access to the Algorand blockchain;

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the possibility that other participants in the Algorand blockchain could collude to manipulate the share price or limit liquidity in the shares which could restrict a shareholder’s ability to divest their holdings in the Fund;

●	the possibility of breakdowns and transaction halts as a result of undiscovered technology flaws that could prevent transactions for a period of time;

●	the possibility that a digital “wallet” application or interface is hacked by a third party, resulting in a loss of the holder’s shares;

●	the possibility that an investor’s private key is lost or stolen and the Fund is unable to verify the loss or theft could result in irreversible client losses; and

●

the possibility that a breach to one blockchain could cause investors, and the public generally, to lose trust in blockchain technology and increase reluctance to issue and invest in assets recorded on blockchains.

On account of these risks, the Fund may never achieve market acceptance and may not be able to attract sizable assets or achieve scale. Under these circumstances, the Adviser and the Board may take actions including, potentially, restructuring or liquidating the Fund.

Risks Related to Use of the Algorand Blockchain.  Transactions on the Algorand network are subject to the terms and conditions of Algorand. An investor who initiates a transaction on the Algorand network must pay fees in the form of “Algos,” the fundamental token for the operation of Algorand. These transaction fees are paid to validate a transaction. Currently, transaction on Algorand are processed for a fixed amount of Algos (0.001 Algos). If an investor does not maintain adequate Algos in their wallet (e.g., at least 0.001 Algos in order to process a transaction), the Transfer Agent may withhold the U.S. dollar equivalent of such transaction fees from the proceeds of a transaction or reduce the amount of an investment in the Fund by the U.S. dollar equivalent of the Algos. On an average day, transactions are processed in approximately 5 seconds on the Algorand blockchain.

When the Fund makes a distribution of a shareholder’s interest or pays a dividend, the transaction fee will be the responsibility of the Fund. Under the arrangement with the Blockchain Administrator, such transaction fees will be paid by the Blockchain Administrator and reimbursed by the Fund in U.S. dollars. If an investor tenders shares for redemption, any transaction fees required by the Algorand network will be paid directly by the investor or the Transfer

Agent may add the U.S. dollar equivalent of the Algos required to pay for the transaction to the transaction amount or withhold the U.S. dollar equivalent of the Algos required to pay the transaction amount from the tender proceeds. An investor who initiates a peer-to-peer transaction with another whitelisted account (as described below) will need to hold sufficient Algos to pay the transaction fee required to use the Algorand blockchain or such transaction may not be processed.

The Fund does not control Algorand, and there is no guarantee that the Algorand network will continue to operate under its current terms in the future. If Algorand moves to a different mechanism for validating transactions in the future, increases transaction fees, or makes other material changes to the way the network operates, it could negatively impact the amount or character of the fees due on transactions in the shares.

Structural Risks:

New Offering with No Operating History.   The Fund is a closed-end investment company with no history of operations. If the Fund commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objective.

Conflicts of Interest.  There may be times when the Adviser and/or Subadviser or their respective affiliates have interests that differ from those of the Fund’s shareholders, giving rise to a conflict of interest. The Fund’s officers serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund does, or of investment funds managed by the Adviser, Subadviser or their affiliates. Similarly, the Adviser, Subadviser or their affiliates may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Fund or its shareholders. For example, the Fund’s officers may have, and may continue to have, management responsibilities for other investment funds, accounts or other investment vehicles managed or sponsored by the Adviser, Suadviser and their affiliates. The Fund’s investment objective may overlap, in part or in whole, with the investment objective of such affiliated investment funds, accounts or other investment vehicles. As a result, those individuals may face conflicts in the allocation of investment opportunities among the Fund and other investment funds or accounts advised by or affiliated with the Adviser and/or Subadviser. The Subadviser will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. However, the Fund can offer no assurance that such opportunities will be allocated to it fairly or equitably in the short-term or over time.

Closed-End Fund Risk.  The Fund is a closed-end fund operating as an interval fund. Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally do not redeem their shares at the option of the shareholder, but such shares may be available in secondary trading markets. By comparison, mutual funds issue securities redeemable daily at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual fund shares do not trade in the secondary market. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds, including interval funds, generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase between 5% and 25% of its outstanding shares at NAV, the number of shares tendered in connection with a repurchase offer may exceed the number of shares the Fund has offered to repurchase, in which case not all of your shares tendered in that offer will be repurchased. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding shares. Hence, you may not be able to sell your shares when and/or in the amount that you desire.

Leverage Risk.  The Fund does not presently intend within the next 12 months as of the date of this prospectus to issue preferred stock or borrow funds for investment purposes, but may do so if the Board determines it is in the best interest of the Fund’s common shareholders. If the Fund incurs leverage as a part of its investment strategy, it will limit overall leverage to 33.33% of the Fund’s total assets immediately after giving effect to such leverage, as permitted by the 1940 Act. The use of leverage, such as borrowing money to purchase securities, will cause the Fund to incur additional expenses and may significantly magnify the Fund’s losses in the event of underperformance of the Fund’s investments. Interest payments and fees incurred in connection with such borrowings may reduce the amount of distributions available to the Fund’s shareholders.

No Minimum Amount of Proceeds Required.   The Fund is not required to raise a minimum amount of proceeds from this offering in order to commence operations. In order to maintain viable operations, however, the Fund estimates that is needs to raise approximately [$100] million. There can be no assurance the Fund will raise an adequate amount in a timely manner. To the extent that the Fund is unable to raise such amount in a timely manner or at all, it would have a negative impact on the ability of the Fund to diversify its portfolio and meet the asset diversification requirements to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986 (the “Code”).

Risk of Fund Closure.  Notwithstanding the continuous nature of this offering, the Fund may close to new investors at the discretion of the Adviser (subject to Board approval). If the Fund is closed to new investors, then only existing shareholders of the Fund will be eligible to purchase the Fund’s shares, receive shares from another existing investor in a peer-to peer transfer, or reinvest dividends in new shares of the Fund. The Fund may re-open to new investments and subsequently close again to new investors at any time at the discretion of the Adviser (subject to Board approval). Any such opening and closing of the Fund will be disclosed to potential new investors and existing shareholders through a supplement to this prospectus.

Distribution Policy Risk.   The Fund’s distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. A return of capital may also reduce a shareholder’s tax basis, resulting in higher taxes when the shareholder sells his or her shares, and may cause a shareholder to pay taxes even if he or she sells such shares for less than the original purchase price. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. The initial distribution will be declared on a date determined by the Board. If the Fund’s investments are delayed, the initial distribution may consist principally of a return of capital. Pending the investment of net proceeds in accordance with the Fund’s investment objective and policies, all or a portion of the Fund’s distributions may consist of a return of capital (i.e. from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares (but not below zero) and potentially increase the taxable gain, if any, upon disposition of their shares.

Repurchase Policy Risk.  As described under “Share Repurchase Program,” the Fund is an “interval fund” and, to provide some liquidity to shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and generally are funded from available cash or sales of portfolio securities. However, the repurchase of shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities, and may limit the ability of the Fund to participate in new investment opportunities. If the Fund uses leverage, repurchases of shares may compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares by increasing Fund expenses and reducing any net investment income. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders tender an amount of shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some shareholders, in anticipation of proration, may tender more shares than they wish to have repurchased in a particular quarterly period, thereby increasing the likelihood that proration will occur. The NAV of shares tendered in a repurchase offer may fluctuate between the date a shareholder submits a repurchase request and the Repurchase Request Deadline, and to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date. The NAV on the Repurchase Request Deadline or the Repurchase Pricing Date may be higher or lower than on the date a shareholder submits a repurchase request. See “Share Repurchase Program.”

Operational Risk.  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cybersecurity Risk.  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and informational security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving the Fund’s third party service providers (including but not limited to advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which the Fund invests can also subject the Fund to many of the same risks associated with direct cyber security breaches. Moreover, cyber security breaches involving trading counterparties or issuers in which the Fund invests could adversely impact such counterparties or issuers and cause the Fund’s investments to lose value. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders.

Risks Relating to the Fund’s Tax Status.  To remain eligible for the tax treatment accorded to RICs and their shareholders under the Code, the Fund must meet certain source of income, asset diversification and annual distribution requirements. If the Fund were to fail to comply with the income, diversification or distribution requirements, all of its taxable income regardless of whether timely distributed to shareholders would be subject to corporate-level tax and all of its distributions from earnings and profits (including from net long-term capital gains) would be taxable to shareholders as ordinary income. In any such event, the resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of its distributions. Any such failure would have a material adverse effect on the Fund and its shareholders.

Anti-Takeover Provisions.  The Fund’s Declaration of Trust, together with any amendments thereto, includes provisions that could limit the ability of other entities or persons to acquire control of the Fund.

Reliance on the Transfer Agent.  Ownership of the shares is based upon the books and records of the Transfer Agent. The Fund’s agreement with the Transfer Agent can be terminated by either party on not less than 60 days’ notice before the expiration of the agreement with the Transfer Agent or any renewal thereof. If the Transfer Agent chooses to exercise its termination rights or otherwise ceases to operate as a transfer agent, the Fund would seek to engage a successor transfer agent. In the absence of finding such a successor, the ability to transfer the shares would be adversely affected and it could be difficult or impossible for the Fund to pay dividends, execute its Repurchase Offer Policy or provide voting rights to the correct holders of record of the Fund’s shares.

Investment-Related Risks:

With the exception of Underlying Fund Risk, the following risks apply to the direct investments the Fund may make, and generally apply to the Fund’s investments in Underlying Funds. That said, each risk described below may not apply to each Underlying Fund.

Market Risk.  The success of the Fund’s activities could be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers, currency exchange controls, and national and international political, environmental and socioeconomic circumstances (including wars, terrorist acts or security operations). An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s shares represents an indirect investment in securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, due to factors affecting particular companies or the securities markets generally. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect this value and you may lose money by investing in the Fund. In addition, if you are able to sell your shares through a peer-to-peer transaction, that transaction may not occur at NAV, as peer-to-peer transactions occur at individually negotiated prices. Because the shares do not trade on an exchange, NMS, or similar venue, there will be no public disclosure of bid or ask prices for the shares, although the Fund will publish its NAV on its website daily in order to facilitate price discovery. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Foreign Securities Risk.  Investing in foreign securities involves certain special considerations that are not typically associated with investments in the securities of United States issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of securities markets, brokers and issuers than in the Investments in securities of foreign issuers often will be denominated in foreign currencies. Accordingly, the value of the Fund’s assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies.

Developing Markets Risk.  Investing in the securities of issuers located in Developing Market countries (and to a certain extent non-U.S. Developed Market countries) involves special considerations not typically associated with investing in the securities of U.S. issuers and other Developed Market issuers, including heightened risks of expropriation and/or nationalization, armed conflict, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.

Foreign Currency Risk.  The Fund may invest all of its assets in debt securities which are denominated in currencies other than the U.S. dollar. Currency exchange rates can fluctuate significantly over short periods and can be subject to unpredictable changes based on a variety of factors including political developments and currency controls by governments. A change in the value of a currency in which a security is denominated against the U.S. dollar will generally result in a change in the U.S. dollar value of the Fund’s assets.

Sovereign Debt Obligations Risk.  Investments in Developing Market countries’ government debt obligations involve special risks. Certain Developing Market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of a Developing Market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor.

Corporate Debt Risk.  The Fund may invest in debt securities of non-governmental issuers. Like all debt securities, corporate debt securities generally represent an issuer’s obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical corporate bond specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security. There is a risk that the issuers of the corporate debt securities in which the Fund may invest may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Below Investment Grade Securities Risk.  The Fund may invest up to 20% of its total assets in debt securities which, at the time of investment, are rated below investment grade (i.e., securities that have been rated below BBB- by S&P or Baa3 by Moody’s) (also known as “junk bonds”) or, if unrated, are in the opinion of the Adviser and/or Subadviser, of equivalent quality. Among other things, investment in securities which are rated below investment grade requires skilled credit analysis and reduces the overall credit quality of the Fund’s portfolio.

Investments in securities rated below investment grade are subject to greater market fluctuations and risk of loss of income and principal than investments in securities with investment grade credit ratings. The former will generally provide higher yields due to the higher premiums required by investors for taking the associated credit risk.

Government Securities Risk.  The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Underlying Fund Risk. As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including advisory fees) and, indirectly, the expenses of the investment companies in which the Fund invests.

Repurchase Agreement Risk.  The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days and which may not be terminated within seven days at approximately the amount at which the Fund has valued the agreements are considered illiquid securities. These events could also trigger adverse tax consequences for the Fund.

Preferred Securities Risk.  Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, preferred securities generally pay a dividend and rank ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities may also be sensitive to changes in interest rates. When interest rates rise, the fixed dividend on preferred securities may be less attractive, causing the price of preferred stocks to decline. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Prepayment Risk.   The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

Call Risk.   Certain issuers may exercise their right to redeem earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Issuer Risk.  The value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Non-Payment Risk.  Issuers of certain debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Nonpayment would result in a reduction of income to the Fund, a reduction in the value of the security experiencing nonpayment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Credit Risk.   Credit risk is the risk that the issuers of certain fixed-income securities or the counterparties of a repurchase contract might be unable or unwilling (or perceived as being unable or unwilling) to make interest and/or principal payments when due, or to otherwise honor its obligations. Fixed-income securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the NAV of the Fund.

Interest Rate Risk. Interest rate risk is the risk that securities held by the Fund will decline in value because of changes in interest rates. When interest rates decline, the value of portfolio securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing portfolio securities can be expected to decline. Given that the Federal Reserve has begun to raise interest rates, the Fund may face a heightened level of interest rate risk.

LIBOR Discontinuance or Unavailability Risk.  The London InterBank Offered Rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of the Fund’s portfolio.

Liquidity Risk.  Liquidity Risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents the Fund from selling particular securities or unwinding derivative positions at desirable prices. At times, a major portion of a security held by the Fund may be held by relatively few institutional purchasers. Even if the Fund considers such securities liquid because of the availability of an institutional market, such securities may become difficult to value or sell in adverse market or economic conditions.

Valuation Risk.  Certain securities in which the Fund invests may be less liquid and more difficult to value than other types of securities. When market quotations or pricing service prices are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Portfolio Management Risk: Portfolio management risk is the risk that the investment techniques and risk analyses applied by the Subadviser will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to the Subadviser in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Regulatory Risk.  Legal, tax and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the U.S. Commodity Futures Trading Commission (“CFTC”), the SEC, the U.S. Internal Revenue Service (“IRS”), the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are implementing a variety of new rules pursuant to financial reform legislation in the United States. The European Union (and some other countries) are implementing similar requirements. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

Portfolio Turnover Risk.  The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts and other derivative instruments may involve the payment of commissions to futures commission merchants or other intermediaries. Higher portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses), and may adversely impact the Fund’s after-tax returns.

U.S. Federal Income Tax Matters

The Fund intends to elect to be taxed for U.S. federal income tax purposes, and intends to qualify annually thereafter, as a RIC under Subchapter M of the Code.  As a RIC, the Fund generally will not have to pay fund-level U.S. federal income taxes on any ordinary income or capital gain that it distributes to its shareholders from its taxable earnings and profits. Even if the Fund qualifies as a RIC, it generally will be subject to U.S. federal corporate income tax on its undistributed taxable income and could be subject to U.S. federal excise, state, local and foreign taxes. To obtain and maintain RIC tax treatment, the Fund must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of its ordinary income and net short-term capital gain in excess of net long-term capital loss, if any. See “U.S. Federal Income Tax Matters.”

SUMMARY OF FUND FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. The information in the table below includes the fees and expenses expected to be incurred during the twelve months following effectiveness of the offering.

Shares
Shareholder Transaction Expenses[1]
Maximum Sales Load (as a percent of offering price)
Dividend Reinvestment Plan Fees
Annual Expenses (as a percentage of net assets attributable to common shares)
Management Fees[2]
Other Expenses[3]

Acquired Fund Fees and Expenses[4]
Total Annual Expenses

1.

The amounts shown in the table assume that the registration statement of which this prospectus forms a part is declared effective by the SEC and that the Fund sells $[•] million worth of its shares during the twelve months following effectiveness of the registration statement, that the Fund’s net offering proceeds from such sales equal approximately $[•] million, that the Fund’s average net assets during such period equal one-half of the net offering proceeds, or approximately $[•] million. Actual expenses will depend on the number of shares the Fund sells in this offering and the amount of leverage it employs. If the Fund is unable to raise $[•] million during the twelve months following effectiveness of the registration statement, its expenses as a percentage of the offering price may be significantly higher. There can be no assurance that the Fund will sell $[•] million worth of its shares during the twelve months following effectiveness of the registration statement.

2.

The SEC requires that the “management fees” percentage be shown as a percentage of net assets attributable to common shareholders, rather than gross assets, which include assets that have been funded with borrowed monies, because common shareholders bear all of this cost.

3.

Other expenses include accounting, legal, auditing, printing and transfer fees, as well as fees payable to the Fund’s independent trustees. The amount shown in the Fund Fees and Expenses table reflects the amount of all such other expenses expected to be incurred during the twelve months following effectiveness of the registration statement.

4.

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. These indirect costs may include performance fees paid to the Acquired Fund’s adviser or its affiliates. It does not include brokerage or transaction costs incurred by the Acquired Funds.

The Fund Fees and Expenses Table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. More information about management fees and other expenses is available in “Management of the Fund” starting on page [•] of this prospectus.

EXAMPLE

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment assuming annual expenses attributable to shares remain unchanged and shares earn a 5% annual return. The example reflects total annual expenses for the one-year period and the first year of the three-, five-, and ten-year periods:

Example	1 Year	3 Years	5 Years	10 Years
Shares	[ ]	[ ]	[ ]	[ ]

The example should not be considered a representation of actual future expenses.  Actual expenses may be higher or lower than those shown.  While the example assumes a 5.0% annual return, as required by the SEC, the Fund’s performance will vary and may result in a return greater or less than 5.0%.

The purpose of the above table is to help a holder of shares understand the fees and expenses that such holder would bear directly or indirectly.

FINANCIAL HIGHLIGHTS

Because the Fund has no performance history as of the date of this prospectus, a financial highlights table for the Fund has not been included in this prospectus. Additional information about the Fund’s investments and financial information will be available in the Fund’s annual and semi-annual reports when available.

USE OF PROCEEDS

The net proceeds of the continuous offering of shares will be invested in accordance with the Fund’s investment objective and policies (as stated below) and are expected to be invested within seven days of receipt. The Fund is not required to raise a minimum amount of proceeds from this offering in order to commence operations. Once the Fund has been declared effective by the SEC and commences operations, the Fund will pay offering expenses incurred with respect to the offering of its shares from the proceeds of the offering. The Fund’s distributions may exceed its earnings and profits, especially during any period before the Fund has invested substantially all of the proceeds from this offering. As a result, a portion of the distributions the Fund makes may represent a return of capital for tax purposes. A return of capital is a return of your investment rather than a return of earnings or gains derived from your investment activities. Any invested capital that is returned to shareholders will be reduced by the Fund’s fees and expenses. There can be no assurance that the Fund will be able to sell all the shares it is offering. If the Fund sells only a portion of the shares it is offering, the Fund may be unable to achieve its investment objective.

THE DIGITAL SECURITIES

The shares will be issued as digital securities, meaning they will be uncertificated securities, the ownership and transfer of which will be authenticated and recorded as Algorand Standand Assets on Algorand, an open source, public, blockchain-based distributed computing platform and operating system featuring smart contract functionality. The Algorand Standard Asset feature allows the Fund to enforce transfer restrictions within the shares’ smart-contract. This enables the Fund to control, among other things, the conditions under which the shares may be transferred, to whom they may be transferred and the number of shares that may be transferred (for instance, in a quarterly repurchase offer, as described below).

Transactions on Algorand are verified and authenticated by nodes that receive, propagate, verify, and execute transactions. The process of authenticating a transaction before it is recorded ensures that only valid and authorized transactions are recorded on the blockchain. After a transaction is recorded, it becomes part of the blockchain and cannot be changed, except that the Transfer Agent may initiate transactions in the shares on the Algorand blockchain in order to correct erroneous transactions. Although records of peer-to-peer transactions are viewable on Algorand, record and beneficial ownership of the Fund’s shares is reflected on the records of the Transfer Agent. The Transfer Agent’s records constitute the official shareholder records of the Fund and govern the record ownership of the shares in all circumstances.

Users of Algorand must pay transaction fees in the form of “Algos,” the fundamental token for the operation of Algorand, to the Algorand network in order to validate a transaction.  Algos are collected by the nodes that validate the network. The transaction fee is intended to protect the Algorand blockchain from frivolous or malicious computational tasks. When the Fund makes a distribution of a shareholder’s interest or pays a dividend, the transaction fee will be the responsibility of the Fund. Under the arrangement with the Blockchain Administrator, such transaction fees will be paid by the Blockchain Administrator and reimbursed by the Fund in U.S. dollars. If an investor tenders shares for redemption, any transaction fees required by the Algorand network will be paid directly by the investor or the Transfer Agent may add the U.S. dollar equivalent of the Algos required to pay the transaction fee to the transaction amount or withhold the U.S. dollar equivalent of the Algos required to pay the transaction fee from the tender proceeds. Similarly, an investor who initiates a peer-to-peer transaction with another whitelisted account will need to hold sufficient Algos to pay the transaction fee required to use the Algorand blockchain or such transaction may not be processed. See “Risks of Digital Securities.”

The transaction fee is determined by the Algorand network and is currently fixed at 0.001 Algos, which as of April 20, 2021, was approximately $0.001 per transaction. Although the fee per transaction in Algos is currently fixed at 0.001 Algos, it may increase in the future and the price per transaction may vary in U.S. dollars to the extent the price of Algos (in U.S. dollars) increases. On an average day, it takes approximately 5 seconds to process a transaction on the Algorand network. See “Risks of Digital Securities.”

Like securities issued by any other closed-end fund, the shares represent an ownership interest in the Fund’s underlying assets. The shares are, however, solely issued in a digital format on the Algorand blockchain. The benefits of issuing the shares as digital securities include, but are not limited to; (i) allowing the Fund to take advantage of blockchain technology to reduce settlement times; (ii) enabling the Fund and the Transfer Agent to track transactions published on the Algorand blockchain; (iii) reducing costs for the Fund and ultimately for investors, as compared to traditional intermediated transactions or transactions occurring on an exchange; and (iv) allowing investors to transfer digital securities in peer-to-peer transactions.

Transfers of the Fund’s digital securities may be made via a shareholder’s electronic “wallet.” Wallets are software applications developed by third parties that store a shareholder’s public and private keys.  The Fund does not currently have a proprietary wallet for use with the shares.  Rather, third-party developed wallets compatible with the shares may be available as a web-based application, mobile application, desktop application, web browser plugin, or on a hardware-based device.  Wallets that are established on the Algorand blockchain and that are whitelisted with the Transfer Agent may transfer Fund’s shares to other wallets that are similarly established and eligible to hold the Fund’s shares. Transactions in the shares will be recorded on the Algorand blockchain at the time a transaction is validated, and all transactions will be reconciled to the Fund’s shareholder records maintained by the Transfer Agent on at least a daily basis.

In order to purchase shares directly from the Fund or to receive transferred shares from another investor, a potential investor must first establish a Fund account with the Transfer Agent and provide or confirm a wallet address and ensure that it is whitelisted with the Transfer Agent (see “Anti-Money Laundering/Know Your Customer”). The Transfer Agent maintains the official record of the Fund’s shareholders.

The blockchain record, which can be used to prove the validity of the transactions, is generally available to the public and will store the complete transaction history from the date of issuance of the Fund’s shares.  Only a public-key-derived wallet address will be visible on the blockchain.  A shareholder’s personal identifying information (i.e., the shareholder’s “private key”) will not be visible to the public so long as the shareholder protects the private key from others.

Shareholders may use wallets to send and receive shares in peer-to-peer transactions without the use of a central clearing agency.   Public records of all transactions effected in the Fund’s shares will be recorded on the blockchain but no transaction in the Fund’s shares can be effected without access to a private key.  A shareholder’s wallet has a unique public-key derived wallet address that interfaces with the blockchain, but a private key is necessary to associate the public key representing a given share or shares with the record owner of those shares. Individual investors will be required to maintain their own private keys. The Transfer Agent will not hold a shareholder’s private key. However, the Transfer Agent will hold a separate private key that enables it to act as the administrator on the shares’ smart contract, giving the Transfer Agent the ability to freeze, revoke and reassign the shares as necessary. The personal identifying information for a shareholder that is associated with the Algorand account controlled by such shareholder is maintained by the Transfer Agent in a separate database that is not available to the public.

Unlike certain cryptocurrencies such as bitcoin, which are not able to be recovered if a holder’s private key is lost or stolen, if a Fund shareholder’s private key is lost or stolen, the shareholder should promptly contact the Fund’s Transfer Agent in writing by email at [●] and include in such report (i) the shareholder’s name, (ii) key identifying information of such shareholder and his or her wallet and Algorand account, and (iii) information on whether the shares or a wallet have been lost or suspected to be stolen. Upon receipt of such written notification, the Transfer Agent will take appropriate action such as investigating the issue and, if appropriate, freezing the shares in the shareholder’s wallet, verifying the shareholder’s legitimate ownership of the shares or verifying the occurrence of the loss alleged in the shareholder’s report. The Transfer Agent may isolate the particular shares, revoke such shares, re-authenticate a new wallet per the Fund’s whitelisting procedures, and reassign/reallocate the applicable shares to the shareholder’s new wallet. To the extent any shares are revoked, they will either be taken out of circulation or burned. The Transfer Agent may use the Algorand blockchain as a source of information in the case of a disputed transaction, including in the case of alleged fraud or theft. In such case, investors may engage with the Transfer Agent to resolve the dispute and to update both the Transfer Agent’s records and the blockchain to reflect any changes resulting from the dispute resolution process.  Although the blockchain record cannot be changed, the Transfer Agent will hold a separate private key that enables it to act as the administrator on the shares’ smart contract, giving the Transfer Agent the ability to freeze, revoke and reassign shares if a transaction is made in error or if a private key has been lost or stolen, or if shares are transferred erroneously or impermissibly. Any necessary adjustments made by the Transfer Agent will be separately recorded on the blockchain through subsequent transactions.

THE FUND

The Fund is a continuously offered, diversified, closed-end management investment company registered under the 1940 Act that intends to operate as an interval fund. The Fund was organized as a Delaware statutory trust on February 4, 2021 and has no operating history. The Fund’s principal office is located at 8960 Spanish Ridge Avenue, Las Vegas, NV 89148, and its telephone number is (747) 220-6623.

INVESTMENT OBJECTIVE, POLICIES AND STRATEGIES

Investment Objective and Policies

Investment Objective.  The Fund’s investment objective is to seek to provide current income consistent with the preservation of capital. There can be no assurance that the Fund will achieve this objective. See “The Fund’s Investments” and “Risks.” The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees (the “Board”) without shareholder approval. Shareholders will, however, receive at least 60 days’ prior notice of any change in this investment objective.

Investment Strategy.  The Fund will seek to achieve its investment objective by investing (directly or indirectly), under normal circumstances, at least 80% of the Fund’s total assets in fixed income securities. The Fund primarily will invest in issuers in Developed Markets or Investment Grade Developing Markets (as defined below), whether or not denominated in the currency of such country. The Fund will invest at least 35% of its total assets in fixed income securities of issuers in the United States (“U.S.”). The Fund may invest up to 20% of its total assets in fixed income securities of issuers in Sub-Investment Grade Developing Markets (as defined below), whether or not denominated in the currency of such country. Fixed income securities of issuers in Sub-Investment Grade Developing Markets may be rated below investment grade, as described below, at the time of investment (sometimes referred to as “junk bonds”). Below investment grade securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due. In addition to direct investments in the foregoing instruments, the Fund may achieve its investment objective by investing in open-end funds, closed-end funds, exchange-traded funds (“ETFs”) and other investment companies (collectively, the “Underlying Funds”) to achieve these allocations.

The following will be considered to be “issuers in” a particular market: (i) governmental entities of the particular country; (ii) banks, companies and other entities whose principal place of business is located in the particular country;

(iii) banks, companies and other entities which are organized under the laws of the particular country; (iv) banks, companies and other entities for which the principal securities trading market is in the particular country; (v) entities which, although not located in the particular country, derive at least 50% of their revenues from that country or have at least 50% of their assets located in that country; and (vi) wholly-owned subsidiaries of an entity whose principal place of business is located in the particular country, provided that the debt securities are guaranteed by a parent entity whose principal place of business is located in the particular country, provided that the debt securities are guaranteed by a parent entity whose principal place of business is located in the particular country. The Fund may also consider, among other criteria, the currency that securities are denominated in, or linked to, in determining whether the issuer of such securities is considered to be an “issuer in” a particular market.

●

“Developed Markets” are those countries contained in the FTSE World Government Bond Index, New Zealand, Luxembourg and the Hong Kong Special Administrative Region. As of September 30, 2020, securities of the following countries comprised the FTSE World Government Bond Index: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Malaysia, Mexico, Netherlands, Norway, Poland, Singapore, Spain, Sweden, United Kingdom, and the United States.

●

“Investment Grade Developing Markets” are those countries whose sovereign debt is rated not less than Baa3 by Moody’s Investor Services (“Moody’s”) or BBB- by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), or comparably rated by another appropriate nationally or internationally recognized rating agency.

●

“Sub-Investment Grade Developing Markets” are those countries that are not Developed Markets or Investment Grade Developing Markets (Sub-Investment Grade Developing Markets, together with Investment Grade Developing Markets are referred to herein as “Developing Markets”). Securities of issuers in Sub-Investment Grade Developing Markets may be rated below investment grade at the time of investment.

While the credit quality of a market is reviewed at the time of the Fund’s investment in that market, classification of a market may be amended by the Investment Manager as ratings and/or circumstances change over time.

In selecting the portfolio investments, the Fund’s portfolio managers will seek to add value by choosing securities that give the greatest relative value to interest rate risk. Accordingly, the Fund will seek to protect downside risk by managing interest rate risk. The investment process is designed to add value for clients by employing a top-down, global macroeconomic outlook.

The maximum exposure to the currency of any one Developed Market is up to 50% of the Fund’s total assets; provided, however, the Fund may exceed this limitation with respect to the U.S. dollar. The maximum exposure to the currency of any one Investment Grade Developing Market is up to 50% of the Fund’s total assets. The maximum exposure to the currency of any one Sub-Investment Grade Developing Market is up to 15% of the Fund’s total assets. Such exposure limits are applied at the time of investment, although, as stated above, classification of a market may be amended by the Adviser and/or Subadviser as ratings and/or circumstances change over time.

Up to 20% of the Fund’s investments (or the issuers of those investments) may be rated below investment grade at the time of investment; that is rated below Baa3 by Moody’s or BBB by S&P, or comparably rated by another appropriate nationally or internationally recognized rating agency, or if unrated, judged by the Adviser and/or Subadviser to be of equivalent quality. All of the Fund’s investments (or the issuers of those investments) must be rated, at the time of investment, B3 or better by Moody’s, or B- or better by S&P, or comparably rated by another appropriate nationally or internationally recognized rating agency, or if unrated, judged by the Adviser and/or Subadviser to be of equivalent quality. In the event that a security receives different ratings from different rating agencies (Fitch, Moody’s and S&P), the Adviser and/or Subadviser will apply the highest rating received from the rating agencies in determining compliance with these guidelines. While the credit quality of each of the Fund’s investments is evaluated at the time of investment, the credit quality of the Fund’s portfolio may be reviewed from time to time and adjusted accordingly.

The Fund may invest up to 20% of its assets in any other fixed income security. Those securities include preferred equity and debt securities, and commercial paper, including asset-backed commercial paper.

Under Section 12(d)(1)(A) of the 1940 Act, the Fund may hold securities of an Underlying Fund in amounts which (i) do not exceed 3% of the total outstanding voting stock of the Underlying Fund, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other Underlying Fund securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. These limits may be exceeded when permitted by SEC order or other applicable law or regulatory guidance. The Fund intends to rely on Section 12(d)(1)(F) of the 1940 Act, which provides that the provisions of Section 12(d)(1)(A) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such Underlying Fund is owned by the Fund and all affiliated persons of the Fund, and (ii) certain requirements are met with respect to sales charges.

The Fund intends to utilize leverage through borrowings or through other transactions, such as reverse repurchase agreements, which have the effect of leverage.  The Fund may also utilize leverage through the issuance of debt securities or preferred stock, although it has no current intention to do so. The Fund may use leverage up to 33 1/3% of its total assets (including the amount obtained through leverage). The Fund generally will not utilize leverage if it anticipates that the Fund’s leveraged capital structure would result in a lower return to shareholders than that obtainable over time with an unleveraged capital structure. Use of leverage creates an opportunity for increased income and capital appreciation for shareholders but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See “Use of Leverage.”

The Fund will not invest directly or indirectly in digital assets, including digital securities.

Leverage.  The Fund does not presently intend within the next 12 months as of the date of this prospectus to issue debt securities or preferred stock, but may do so if the Board determines that it is in the best interest of shareholders. If the Fund incurs leverage as a part of its investment strategy, it will limit overall leverage to 33.33% of the Fund’s total assets immediately after giving effect to such leverage, as permitted by the 1940 Act.

The Fund is permitted to obtain traditional leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, repurchase agreements, notes or other debt securities issued by the Fund.  Although it has no current intention to do so, the Fund may issue preferred shares of beneficial interest in an aggregate amount of up to 33.33% of the Fund’s total assets immediately after such issuance. If the Fund uses any such form of traditional leverage, the amount of fees paid to the Adviser and Subadviser for their services will be higher than if the Fund does not use traditional leverage, because the fees paid are calculated based on total assets, which includes assets purchased with leverage. Therefore, the Adviser and Subadviser have a financial incentive to use traditional leverage, which creates a conflict of interest between the Adviser and Subadviser and common shareholders, as only the common shareholders would bear the fees and expenses incurred through the Fund’s use of traditional leverage, including the issuance of preferred shares, if any.  The Fund’s willingness to use traditional leverage, and the extent to which traditional leverage is used at any time, will depend on many factors. See “Fund Expenses.”

In addition, the Fund may enter into reverse repurchase agreements, futures, forward contracts and other swap transactions, that have effects similar to traditional leverage (collectively, “effective leverage”).  To the extent the Fund uses effective leverage, such transactions will be included in calculating the aggregate amount of leverage for purposes of the Fund’s 33.33% leverage limitation, provided that effective leverage incurred through the use of covered positions will not be counted toward the Fund’s 33.33% leverage limitation. There is no assurance that the Fund will utilize any form or combination of effective leverage.

The Fund’s use of leverage is subject to risks and will cause the Fund’s NAV to be more volatile than if leverage was not used. For example, a rise in short-term interest rates, which currently are near historically low levels, will cause the Fund’s NAV to decline more than if the Fund had not used leverage. A reduction in the Fund’s NAV may cause a reduction in the market price of its shares. There is no assurance that the Fund’s leveraging strategies, if employed, will be successful. See “Risk Factors—Leverage Risk.”

Temporary Defensive and Interim Investments.  For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its assets in investments that may be inconsistent with its principal investment strategy. Generally, the Fund would invest in money market instruments or in other short-term U.S. or foreign government securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of its shares or the sale of its portfolio securities or to meet anticipated repurchases of its shares. To the extent the Fund invests in these securities, it might not achieve its investment objective.

Other Information Regarding Investment Strategy.  The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) will vary from year to year. The Fund’s rate of portfolio turnover will not be a limiting factor for the Subadviser in making decisions on when to buy or sell securities. The Fund reserves full freedom with respect to portfolio turnover. The frequency of the Fund’s trading will vary from year to year, depending on market conditions. In periods when there are rapid changes in economic conditions or security price levels, portfolio turnover may be significantly higher than during times of economic and market price stability. The Fund’s portfolio turnover rate may exceed 100% per year, and under certain market conditions may be substantially higher. A 100% annual turnover rate would occur, for example, if all securities in the Fund’s portfolio were replaced once within a period of one year.

Although the Fund generally does not intend to trade for short-term profits, the Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser and/or Subadviser, investment considerations warrant such action, which may result in a larger portion of any net gains being realized as short-term capital gains. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Higher rates of portfolio turnover would likely result in higher brokerage commissions and may generate short-term capital gains taxable as ordinary income. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for advantageous federal tax rates. See “U.S. Federal Income Tax Matters” in the Fund’s SAI. In addition, where the Fund engages in short-term trading strategies, the market price of the Fund’s shares may be adversely affected, and the Fund may not achieve its investment objective.

Dividends paid by the Fund will only be eligible for the reduced U.S. federal income tax rate on qualified dividends to the extent the underlying dividends earned by the Fund are qualified dividends (generally, from a domestic corporation or qualified foreign corporation). Dividends that are not qualified are considered ordinary dividends and are subject to the U.S. federal income tax rates on ordinary income. There is no assurance what portion, if any, of the Fund’s investments will qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund’s distributions will be designated as qualified dividend income. See “U.S. Federal Income Tax Matters.”

Market Opportunity

Many investors are seeking alternative investments and modern technology to access financial products. Blockchain has given rise to an emerging class of digital assets, including digital currencies, commodities and securities. The Adviser believes the shares provide a means for investors to interact with the growing digital asset economy while investing in a product regulated as an investment company under the 1940 Act.

Portfolio Investments

The Fund may invest in the following types of securities, subject to certain limitations as set forth below. The Fund is under no obligation to invest in any of these securities:

Local Currency Sovereign and Quasi-Sovereign Bonds.  The Fund is permitted to invest in securities issued or guaranteed by governmental entities, including sovereign and quasi-sovereign entities, whether or not denominated in the currency of the country where such entity is located. The available maturities for these types of securities vary from country to country.

Commercial Banks.   The Fund may also invest in securities issued by banks, whether or not denominated in the currency of the country where such bank is located.

U.S. Dollar-Denominated Debt Securities.   The Fund is also permitted to invest in U.S. dollar-denominated debt securities in order to gain exposure to certain global debt markets without exposing the Fund to local currency risk. Such debt securities may be issued by issuers in Developed Markets, Investment Grade Developing Markets, or Sub-Investment Grade Developing Markets and may be issued and/or registered in the United States. U.S. dollar-denominated debt securities are subject to credit risk relating primarily to the issuer of the bond and liquidity risk relating to the maintenance of a sufficiently liquid market for the specific issue. Such securities are also affected by movements in U.S. interest rates.

Brady Bonds.   The Fund may invest in developing market governmental debt obligations commonly referred to as “Brady Bonds.” Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the “Brady Plan,” an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

The Brady Plan contemplates, among other things, the debtor nation’s adoption of certain economic reforms and the exchange of commercial bank debt for newly issued bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as The International Bank for Reconstruction and Development (the “World Bank”) or the International Monetary Fund (the “IMF”). The World Bank or IMF supports the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to replenish reserves used to reduce outstanding bank debt. Under these loan agreements with the World Bank or IMF, debtor nations have been required to agree to implement certain domestic monetary and fiscal reforms. The Brady Plan sets forth only general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

Agreements implemented under the Brady Plan are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, each country offers different financial packages. Options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, and bonds bearing an interest rate that increases over time and the advancement of the new money for bonds. The principal of certain Brady Bonds has been collateralized by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, World Bank and the debtor nation’s reserves. Interest payments may also be collateralized in part in various ways.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in the over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds issued to date are generally collateralized by U.S. Treasury zero-coupon bonds to ensure principal, and generally have maturities of between 15 and 30 years from the date of issuance. The following are examples of countries that have issued Brady Bonds: Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. In addition, other countries may announce plans to issue Brady Bonds. The Fund may invest in Brady Bonds of countries that have been issued to date, as well as those which may be issued in the future.

Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payment; and (iv) any uncollateralized interest and principal at maturity (these uncollateralized amounts constitute the “residual risk”). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds can be viewed as speculative.

Eurobonds.   The Fund may invest in Eurobonds, which are often longer maturity (up to 30 years) securities, registered in London or globally, that are generally issued in U.S. dollars, but are increasingly issued in euros and occasionally in yen. Eurobonds are typically issued in bearer form, carry a fixed or floating rate of interest, and amortize principal through a bullet payment with semiannual interest payments in the currency in which the bond was issued.

Supranational Debt Obligations.   The Fund may invest in debt issued by supranational entities. Supranational entities are entities constituted by the national governments of several countries to promote economic development, such as the World Bank, the IMF, the European Investment Bank and the Asian Development Bank. Obligations of these entities are supported by appropriated but unpaid commitments of their member countries, and there can be no assurances that these commitments will be undertaken or met in the future.

Corporate Debt Obligations.   The Fund is permitted to invest in publicly-traded notes and debentures or bills of exchange issued or guaranteed as to the payment of principal and interest by companies domiciled in a Developed Market, an Investment Grade Developing Market or a Sub-Investment Grade Developing Market.

U.S. Government Obligations.   The Fund is permitted to invest in U.S. government securities, including obligations issued or guaranteed by U.S. government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury (such as direct pass-through certificates of the Government National Mortgage Association), some of which are supported by the right of the issuer to borrow from the U.S. government (such as obligations of Federal Home Loan Banks), and some of which are backed only by the credit of the issuer itself. Government obligations do not generally involve the credit risks associated with other types of interest-bearing securities, although, as a result, the yields available from U.S. government obligations are generally lower than the yields available from corporate interest-bearing securities. Like other interest-bearing securities, however, the value of government obligations changes as interest rates fluctuate.

Closed-End Funds.   The Fund may invest in shares of closed-end funds offered in initial or secondary offerings or through purchasing shares in the secondary market. An initial public offering of closed-end fund shares is typically distributed by a group of underwriters who retain a spread or underwriting commission based on the initial public offering price. Such shares are then listed for trading on an exchange and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end fund, investors seek to buy and sell shares of closed-end funds in the secondary market. The Fund will incur normal brokerage costs on its secondary purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the NAV per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined NAV but, rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their NAV.

The Fund may invest in shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Common Shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but in a down market may also lose money at a faster rate. In general, leveraged funds may be expected to exhibit more volatility in market price and NAV than an investment in shares of investment companies without a leveraged capital structure.

Exchange-Traded Funds.   The Fund may invest in a range of exchange-traded funds (“ETFs”). When the Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may be more heavily invested will vary.

The shares of an ETF may be assembled in a block (typically 25,000 or 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Adviser or Subadviser believes it is in the Fund’s interest to do so. The Fund’s ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days. There is a risk that the underlying ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although the Fund believes that, in the event of the termination of an underlying ETF they will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time. To the extent the Fund invests in a sector product, the Fund will be subject to the risks associated with that sector.

Investment Company Securities.   The Fund and the Underlying Funds may invest in the securities of other investment companies, including closed-end funds, open-end funds, and ETFs registered under the 1940 Act (collectively, the “Investment Companies”), to the extent permitted under applicable law and subject to certain restrictions.

Under Section 12(d)(1)(A) of the 1940 Act, the Fund may hold securities of an Investment Company in amounts which (i) do not exceed 3% of the total outstanding voting stock of the Investment Company, (ii) do not exceed 5% of the value of the Fund’s total assets and (iii) when added to all other Investment Company securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. These limits may be exceeded when permitted by SEC order or other applicable law or regulatory guidance. The Fund intends to rely on Section 12(d)(1)(F) of the 1940 Act, which provides that the provisions of paragraph 12(d)(1)(A) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such Investment Company is owned by the Fund and all affiliated persons of the Fund, and (ii) certain requirements are met with respect to sales charges.

In addition, to comply with provisions of the 1940 Act, in any matter upon which Investment Company stockholders are solicited to vote, the Adviser or Subadviser, as applicable, may be required to vote Investment Company shares in the same proportion as shares held by other stockholders of the Investment Company.

Acquired funds typically incur fees that are separate from those fees incurred directly by the Fund or an Underlying Fund. The Fund’s or an Underlying Fund’s purchase of Investment Company securities results in the layering of expenses as shareholders would indirectly bear a proportionate share of the operating expenses of such Investment Companies, including advisory fees, in addition to paying Fund or Underlying Fund expenses. In addition, the securities of Investment Companies may also be leveraged and will therefore will be subject to certain leverage risks. The NAV and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment Companies may also have investment policies that differ from those of the Fund or an Underlying Fund.

Under certain circumstances an open-end investment company in which the Fund or an Underlying Fund invests may determine to make a payment of a redemption by the Fund or an Underlying Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund or an Underlying Fund may hold such securities until the Adviser, Subadviser or manager of the Underlying Fund, as applicable, determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund or an Underlying Fund.

Investment decisions by the investment advisers to the registered investment companies in which the Fund invests are made independently of the Fund. At any particular time, an Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Preferred Stock.   The Fund may invest in preferred stock. Preferred stocks are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred stocks are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s holdings of fixed income securities.

The market value of preferred stocks may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred stocks, and by actual and anticipated changes in tax laws, such as changes in U.S. federal corporate income tax rates or the dividends-received deduction. Because the claim on an issuer’s earnings represented by traditional preferred stocks may become onerous when interest rates fall below the rate payable on such stocks, the issuer may redeem the stocks. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher rate-paying fixed rate preferred stocks may be reduced and the Fund would be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Fixed rate preferred stocks have fixed dividend rates. They can be perpetual, with no mandatory redemption date, or issued with a fixed mandatory redemption date. Certain issues of preferred stock are convertible into other equity securities. Perpetual preferred stocks provide a fixed dividend throughout the life of the issue, with no mandatory retirement provisions, but may be callable. Sinking fund preferred stocks provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date. The value of fixed rate preferred stocks can be expected to vary inversely with interest rates.

Adjustable rate preferred stocks have a variable dividend rate which is determined periodically, typically quarterly, according to a formula based on a specified premium or discount to the yield on particular U.S. Treasury securities, typically the highest base-rate yield of one of three U.S. Treasury securities: the 90-day Treasury bill; the 10-year Treasury note; and either the 20-year or 30-year Treasury bond or other index. The premium or discount to be added to or subtracted from this base-rate yield is fixed at the time of issuance and cannot be changed without the approval of the holders of the adjustable rate preferred stock. Some adjustable rate preferred stocks have a maximum and a minimum rate and in some cases are convertible into common stock.

Auction rate preferred stocks pay dividends that adjust based on periodic auctions. Such preferred stocks are similar to short-term corporate money market instruments in that an auction rate preferred stockholder has the opportunity to sell the preferred stock at par in an auction, normally conducted at least every 49 days, through which buyers set the dividend rate in a bidding process for the next period. The dividend rate set in the auction depends on market conditions and the credit quality of the particular issuer. Typically, the auction rate preferred stock’s dividend rate is limited to a specified maximum percentage of an external commercial paper index as of the auction date. Further, the terms of the auction rate preferred stocks generally provide that they are redeemable by the issuer at certain times or under certain conditions. Since February 2008, numerous auctions have failed due to insufficient demand for securities and have continued to fail for an extended period of time. Failed auctions may adversely impact the liquidity of auction rate securities investments. Although some issuers of auction rate securities are redeeming or are considering redeeming such securities, such issuers are not obligated to do so and, therefore, there is no guarantee that a liquid market will exist for the Fund’s investments in auction rate securities at a time when the Fund wishes to dispose of such securities. Special tax considerations may apply to the Fund’s investments in preferred stock.

Restricted and Illiquid Securities.   The Fund may not be able to readily dispose of illiquid securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

The Fund may purchase certain securities (“Rule 144A Securities”) eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A under the Securities Act, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Board. Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Board has directed the Adviser to monitor carefully the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Investment Grade Securities.  The Fund may invest in a wide variety of bonds that are rated or determined by the Adviser and/or Subadviser to be of investment grade quality of varying maturities issued by U.S. corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors for a variety of business purposes. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date. Some investment grade securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values. Although more creditworthy and generally less risky than non-investment grade securities, investment grade securities are still subject to market and credit risk. Market risk relates to changes in a security’s value as a result of interest rate changes generally. Investment grade securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes. Credit risk relates to the ability of the issuer to make payments of principal and interest. The values of investment grade securities like those of other debt securities may be affected by changes in the credit rating or financial condition of an issuer. Investment grade securities are generally considered medium- and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and to changes in the financial condition of issuers. The market prices of investment grade securities in the lowest investment grade categories may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Like non-investment grade securities, such investment grade securities in the lowest investment grade categories may be thinly traded, making them difficult to sell promptly at an acceptable price.

Other Fixed Income Securities.  The Fund also may purchase floating rate or fixed rate debt securities such as notes, bonds and asset-backed securities (such as securities issued by special purpose funds investing in bank loans), investment grade and money market instruments, such as commercial paper. The Fund’s fixed-income securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The Fund may invest in fixed-income securities with a broad range of maturities.

The Fund may invest in zero coupon bonds, deferred interest bonds and bonds or preferred stock on which the interest is payable-in-kind (“PIK” bonds). To the extent the Fund invests in such instruments, they will not contribute to the Fund’s goal of current income. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates. The Fund may be required to accrue income on these investments for U.S. federal income tax purposes even though the Fund receives no corresponding interest payment in cash on the investments. As a result, in order to receive the special treatment accorded to RICs and their shareholders under the Code and to avoid any U.S. federal income or excise taxes at the Fund level, the Fund may be required to pay out as an income distribution each year an amount greater than the total amount of interest and other income the Fund actually received. The Fund may be required to, among other things, sell securities, including at potentially disadvantageous times or prices, to obtain cash needed for income distributions, and may realize gain or loss from such liquidations. In the event the Fund realizes net long-term or short-term capital gains from such liquidation transactions, its shareholders may receive larger capital gain or ordinary dividends, respectively, than they would in the absence of such transactions.

RISK FACTORS

An investment in the Fund’s shares is subject to risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. You could lose money by investing in the Fund. By itself, the Fund does not constitute a complete investment program. Before investing in the Fund you should consider carefully the following risks the Fund faces through its investments. The risks set out below are not the only risks the Fund faces, but they are the principal risks associated with an investment in the Fund, as well as generally associated with an investment in a fund with investment objectives, investment policies, capital structure or trading markets similar to the Fund’s. Additional risks and uncertainties not currently known to the Fund or that are currently immaterial also may materially adversely affect the Fund’s business, financial condition and/or operating results. If any of the following events occur, the Fund’s business, financial condition and results of operations could be materially adversely affected.

Risks of Digital Securities:

Management Risk.   The Fund intends to issue the shares as digital securities, using blockchain technology. Members of the Adviser’s management have experience in digital securities and blockchain. Several members of management have experience working at companies in the digital security and blockchain sectors and have previously made investments in bitcoin and other digital assets. However, the Fund will be among the first registered funds to offer digital securities. Accordingly, the Fund’s management has limited experience using blockchain technology to maintain records and facilitate transactions in the shares of a registered fund that issues digital securities.

Regulatory Risk.   A courtesy copy of the Fund’s shareholder records is maintained using the Algorand blockchain and peer-to-peer transfers may be initiated by shareholders on the blockchain. The entities that support the ability of shareholders to engage in peer-to-peer transactions, including the Transfer Agent and the Algorand network, are not licensed under the virtual currency or money transmission regulations of any state in the United States or registered with FinCEN. If any regulatory authority were to assert that additional licensing or registration was required for any such party, it could affect their operations or viability, and could adversely affect the ability of shareholders to engage in peer-to-peer transfers of the shares. This in turn would have a material adverse effect on the liquidity of the shares and the holders’ ability to transfer the shares.

Liquidity Risk; No Secondary Market.   The Fund’s shares will be issued as digital securities, meaning the securities will be uncertificated securities that may be transferred using blockchain technology (see “The Digital Securities” and “Plan of Distribution – Peer-to Peer Transactions”). The shares will not be listed for trading on a national securities exchange or through an NMS and are not available for secondary trading in any venue, such as a public decentralized or centralized electronic exchange platform that is a national securities exchange or on an ATS operated by a registered broker-dealer and that is subject to Regulation ATS. The Fund has no current agreements to make the shares available through any such electronic exchange platform.

Investors are currently only able to dispose of their shares through the Fund’s Repurchase Offer Policy or in peer-to-peer transactions with other investors who have completed the Fund’s AML/KYC process and who are approved, or “whitelisted,” by the Transfer Agent to hold the Fund’s digital securities. An investor must be aware of other eligible investors who are available to enter into direct peer-to-peer transactions; neither the Fund nor its Transfer Agent will publish such information. There may be relatively few investors to whom the shares can be transferred in a peer-to-peer transaction and, as a result, there may be limited to no liquidity in the shares. Additionally, although the Fund will provide limited liquidity through its quarterly repurchase offers, there is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer.

Emerging Technology Risk.   Since the shares will be transferred using emerging technologies (including blockchain technology), transactions in the shares will be subject to associated risks including:

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a rapidly-evolving regulatory landscape in the United States and in other countries, which might include security, privacy or other regulatory concerns that could require changes to digital systems that disrupt transactions in the shares;

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the possibility of undiscovered technical flaws in an underlying technology, including in the process by which transactions are recorded to a blockchain (particularly, the Algorand blockchain), or by which the validity of a copy of such blockchain can be authenticated;

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the possibility that security measures that authenticate prior transactions could be compromised, or “hacked,” which could allow an attacker to alter the Algorand blockchain and thereby disrupt the ability to corroborate definitive transactions recorded on the blockchain;

•	the possibility that new technologies or services inhibit access to the Algorand blockchain;

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the possibility that other participants in the Algorand blockchain could collude to manipulate the share price or limit liquidity in the shares which could restrict a shareholder’s ability to divest their holdings in the Fund;

•	the possibility of breakdowns and transaction halts as a result of undiscovered technology flaws that could prevent transactions for a period of time;

•	the possibility that a digital “wallet” application or interface is hacked by a third party, resulting in a loss of the holder’s shares;

•	the possibility that an investor’s private key is lost or stolen and the Fund is unable to verify the loss or theft could result in irreversible client losses; and

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the possibility that a breach to one blockchain could cause investors, and the public generally, to lose trust in blockchain technology and increase reluctance to issue and invest in assets recorded on blockchains.

The blockchain record, which can be used to validate transactions in the Fund’s shares, will be available to the public on Algorand, which is an open source, public, distributed ledger. The complete transaction history from the issuance of the shares will be viewable on the Algorand blockchain. As a result, robust and transparent transaction data, but not shareholder identity, will be publicly available via the published blockchain. The transaction data will be secured by cryptography and only a public-key-derived wallet address (and not a shareholder’s personal identifying information) will be exposed to the public on the blockchain. The personal identifying information necessary to associate a public key representing a given block of shares with the record owner of those shares will be maintained by the Transfer Agent and will not be available to the public. The data maintained by the Transfer Agent will also include current information regarding an investor’s account holdings and balance. If there are data security breaches with respect to the Transfer Agent’s records resulting in theft of the information necessary to link personal identity with public keys, the stolen information could be used to determine a shareholder’s complete transaction history in the Fund’s shares. Moreover, concerns over these privacy issues may limit adoption of blockchain technology by a range of potential investors, reducing liquidity in the shares. See “The Digital Securities” for procedures if a private key is lost or stolen.

If there is a cyberattack on the Fund’s web platform, internal or affiliate platforms, or the Algorand blockchain network, the Transfer Agent or the Blockchain Administrator may lose the ability to control compliance and transfer restrictions programmed into the Fund’s smart contracts which could increase the possibility of loss or theft of investors’ shares in the Fund. Such loss or theft could result in claims against the Fund, and could have a substantial adverse effect on the financial and business operations of the Fund.

If, for any reason, the smart contract technology utilized with respect to the Fund’s shares were to become unavailable and suitable alternative technology were not available, investors in the shares would not have a means of proving the validity of the publicly available blockchain record. As a result, the accuracy of publicly available transfer information could be called into question and investors could stop transacting in digital securities. As there will not be an option to purchase the shares in a non-digital format, in the event that investors are no longer able to transact in digital securities on a peer-to-peer basis, the only source of liquidity in the shares would be quarterly redemption offers made by the Fund, and the Board would consider whether such an environment would warrant discontinuing operating the Fund.

On account of these risks, the Fund may never achieve market acceptance and may not be able to attract sizable assets or achieve scale. Under these circumstances, the Adviser and the Board may take actions including, potentially, restructuring or liquidating the Fund.

Risks Related to Use of the Algorand Blockchain.   Transactions on the Algorand network are subject to the terms and conditions of Algorand. An investor who initiates a transaction on the Algorand network must pay fees in the form of “Algos,” the fundamental token for the operation of Algorand. These transaction fees are paid to validate a transaction. Currently, transaction on Algorand are processed for a fixed amount of Algos (0.001 Algos). If an investor does not maintain adequate Algos in their wallet (e.g., at least 0.001 Algos in order to process a transaction), the Transfer Agent may withhold the U.S. dollar equivalent of such transaction fees from the proceeds of a transaction or reduce the amount of an investment in the Fund by the U.S. dollar equivalent of the Algos. On an average day, transactions are processed in approximately 5 seconds on the Algorand blockchain.

When an investor desires to engage in a peer-to-peer transaction, the investor who initiates the transaction is required to pay the transaction fee. Additionally, an error in the smart contract creating the shares could result in unintended or uncontrolled Algo usage which, if not limited by an investor through its wallet interface, may deplete the amount of Algo held by the investor.

When the Fund makes a distribution of a shareholder’s interest or pays a dividend, the transaction fee will be the responsibility of the Fund. Under the arrangement with the Blockchain Administrator, such transaction fees will be paid by the Blockchain Administrator and reimbursed by the Fund in U.S. dollars. If an investor tenders shares for redemption, any transaction fees required by the Algorand network will be paid directly by the investor or the Transfer Agent may add the U.S. dollar equivalent of the Algos required to pay for the transaction to the transaction amount or withhold the U.S. dollar equivalent of the Algos required to pay the transaction amount from the tender proceeds. An investor who initiates a peer-to-peer transaction with another whitelisted account will need to hold sufficient Algos to pay the transaction fee required to use the Algorand blockchain or such transaction may not be processed.

The Fund does not control Algorand, and there is no guarantee that the Algorand network will continue to operate under its current terms in the future. If Algorand moves to a different mechanism for validating transactions in the future, increases transaction fees, or makes other material changes to the way the network operates, it could negatively impact the amount or character of the fees due on transactions in the shares.

Structural Risks:

New Offering with No Operating History.   The Fund is a closed-end investment company with no history of operations. If the Fund commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objective.

Conflicts of Interest.   There may be times when the Adviser and/or Subadviser or their affiliates have interests that differ from those of the Fund’s shareholders, giving rise to a conflict of interest. The Fund’s officers serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund does, or of investment funds managed by the Adviser, Subadviser or their affiliates. Similarly, the Adviser, Subadviser or their affiliates may have other clients with similar, different or competing investment objectives. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Fund or its shareholders. For example, the Fund’s officers may have, and may continue to have, management responsibilities for other investment funds, accounts or other investment vehicles managed or sponsored by the Adviser, Subadviser and their affiliates. The Fund’s investment objective may overlap, in part or in whole, with the investment objective of such affiliated investment funds, accounts or other investment vehicles. As a result, those individuals may face conflicts in the allocation of investment opportunities among the Fund and other investment funds or accounts advised by or affiliated with the Adviser or Subadviser. The Adviser and/or Subadviser will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policy. However, the Fund can offer no assurance that such opportunities will be allocated to it fairly or equitably in the short-term or over time.

Closed-End Fund Risk.   The Fund is a closed-end fund operating as an interval fund. Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally do not redeem their shares at the option of the shareholder, but such shares may be available in secondary trading markets. By comparison, mutual funds issue securities redeemable daily at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual fund shares do not trade in the secondary market. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds, including interval funds, generally can stay more fully invested in securities consistent with the closed-end fund’s investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase between 5% and 25% of its outstanding shares at NAV, the number of shares tendered in connection with a repurchase offer may exceed the number of shares the Fund has offered to repurchase, in which case not all of your shares tendered in that offer will be repurchased. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding shares. Hence, you may not be able to sell your shares when and/or in the amount that you desire.

Leverage Risk.   The Fund does not presently intend within the next 12 months as of the date of this prospectus to issue preferred stock or borrow funds for investment purposes, but may do so if the Board determines it is in the best interest of the Fund’s common shareholders. If the Fund incurs leverage as a part of its investment strategy, it will limit overall leverage to 33.33% of the Fund’s total assets immediately after giving effect to such leverage, as permitted by the 1940 Act. The use of leverage, such as borrowing money to purchase securities, will cause the Fund to incur additional expenses and may significantly magnify the Fund’s losses in the event of underperformance of the Fund’s investments. Interest payments and fees incurred in connection with such borrowings may reduce the amount of distributions available to the Fund’s shareholders.

No Minimum Amount of Proceeds Required.   The Fund is not required to raise a minimum amount of proceeds from this offering in order to commence operations. In order to maintain viable operations, however, the Fund estimates that is needs to raise approximately [$100] million. There can be no assurance the Fund will raise an adequate amount in a timely manner. To the extent that the Fund is unable to raise such amount in a timely manner or at all, it would have a negative impact on the ability of the Fund to diversify its portfolio and meet the asset diversification requirements to qualify as a RIC under the Code.

Risk of Fund Closure.   Notwithstanding the continuous nature of this offering, the Fund may close to new investors at the discretion of the Adviser (subject to Board approval). If the Fund is closed to new investors, then only existing shareholders of the Fund will be eligible to purchase the Fund’s shares, receive shares from another existing investor in a peer-to peer transfer, or reinvest dividends in new shares of the Fund. The Fund may re-open to new investments and subsequently close again to new investors at any time at the discretion of the Adviser (subject to Board approval). Any such opening and closing of the Fund will be disclosed to potential new investors and existing shareholders through a supplement to this prospectus.

Distribution Policy Risk.   The Fund’s distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. A return of capital may also reduce a shareholder’s tax basis, resulting in higher taxes when the shareholder sells his or her shares, and may cause a shareholder to pay taxes even if he or she sells such shares for less than the original purchase price. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. The initial distribution will be declared on a date determined by the Board. If the Fund’s investments are delayed, the initial distribution may consist principally of a return of capital. Pending the investment of net proceeds in accordance with the Fund’s investment objective and policies, all or a portion of the Fund’s distributions may consist of a return of capital (i.e. from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares (but not below zero) and potentially increase the taxable gain, if any, upon disposition of their shares.

Repurchase Policy Risk.   As described under “Share Repurchase Program,” the Fund is an “interval fund” and, to provide some liquidity to shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and generally are funded from available cash or sales of portfolio securities. However, the repurchase of shares by the Fund decreases the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities, and may limit the ability of the Fund to participate in new investment opportunities. If the Fund uses leverage, repurchases of shares may compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares by increasing Fund expenses and reducing any net investment income. Certain shareholders may from time to time own or control a significant percentage of the Fund’s shares. Repurchase requests by these shareholders of these shares of the Fund may cause repurchases to be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased in connection with any repurchase offer. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders tender an amount of shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some shareholders, in anticipation of proration, may tender more shares than they wish to have repurchased in a particular quarterly period, thereby increasing the likelihood that proration will occur. The NAV of shares tendered in a repurchase offer may fluctuate between the date a shareholder submits a repurchase request and the Repurchase Request Deadline, and to the extent there is any delay between the Repurchase Request Deadline and the Repurchase Pricing Date. The NAV on the Repurchase Request Deadline or the Repurchase Pricing Date may be higher or lower than on the date a shareholder submits a repurchase request. See “Share Repurchase Program.”

Operational Risk. An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cybersecurity Risk. As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and informational security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving the Fund’s third party service providers (including but not limited to advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which the Fund invests can also subject the Fund to many of the same risks associated with direct cyber security breaches. Moreover, cyber security breaches involving trading counterparties or issuers in which the Fund invests could adversely impact such counterparties or issuers and cause the Fund’s investments to lose value.

Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in an attempt to prevent any cyber incidents in the future.

Like with operational risk in general, the Fund has established risk management systems and business continuity plans designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers in which the Fund may invest, trading counterparties or third party service providers to the Fund. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders could be negatively impacted as a result.

Risks Relating to the Fund’s Tax Status. To remain eligible for the tax treatment accorded to RICs and their shareholders under the Code, the Fund must meet certain source of income, asset diversification and annual distribution requirements. If the Fund were to fail to comply with the income, diversification or distribution requirements, all of its taxable income regardless of whether timely distributed to shareholders would be subject to corporate-level tax and all of its distributions from earnings and profits (including from net long-term capital gains)

would be taxable to shareholders as ordinary income. In any such event, the resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of its distributions. Any such failure would have a material adverse effect on the Fund and its shareholders.

Anti-Takeover Provisions. The Fund’s Declaration of Trust, together with any amendments thereto, includes provisions that could limit the ability of other entities or persons to acquire control of the Fund.

Reliance on the Transfer Agent. Ownership of the shares is based upon the books and records of the Transfer Agent. The Fund’s agreement with the Transfer Agent can be terminated by either party on not less than 60 days’ notice before the expiration of the agreement with the Transfer Agent or any renewal thereof. If the Transfer Agent chooses to exercise its termination rights or otherwise ceases to operate as a transfer agent, the Fund would seek to engage a successor transfer agent. In the absence of finding such a successor, the ability to transfer the shares would be adversely affected and it could be difficult or impossible for the Fund to pay dividends, execute its Repurchase Offer Policy or provide voting rights to the correct holders of record of the Fund’s shares.

Investment-Related Risks:

With the exception of Underlying Fund Risk, the following risks apply to the direct investments the Fund may make, and generally apply to the Fund’s investments in Underlying Funds. That said, each risk described below may not apply to each Underlying Fund.

Market Risk. An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s shares represents an indirect investment in the securities owned by the Fund. The value of such securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, due to factors affecting particular companies or the securities markets generally, such as interest rates or inflation. A general downturn in the securities market may cause multiple asset classes to decline in value simultaneously. Many factors can affect the value of the Fund’s portfolio and you may lose money by investing in the Fund. In addition, if you are able to sell your shares through a peer-to-peer transaction, that transaction may not occur at NAV, as such transactions are individually negotiated by the Fund’s shareholders in the peer-to-peer market. Because the shares do not trade on an exchange, NMS or similar venue, there will be no public disclosure of bid or ask prices for the shares, although the Fund will publish its NAV on its website in order to facilitate price discovery. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Stresses associated with the 2008 financial crisis in the United States and global economies peaked approximately a decade ago. But periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or a geography, continue to recur. Some countries, including the United States, have adopted and/or are considering the adoption of more protectionist trade policies, a move away from the tighter financial industry regulations that followed the financial crisis, and/or substantially reducing corporate taxes. The exact shape of these policies is not yet determined, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, especially if the market’s expectations are not borne out. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health, may add to instability in world economies and markets generally.

Periods of market volatility may also occur in response to pandemics or other events outside of the Fund’s control, which could adversely affect the Fund’s performance. The outbreak of such epidemics, together with any resulting restrictions on travel or quarantines imposed, could have a negative impact on the economy and business activity globally. Furthermore, the rapid development of epidemics could preclude prediction as to their ultimate adverse impact on economic and market conditions, and, as a result, present material uncertainty and risk with respect to the Fund and its performance.

Foreign Securities Risk. Investing in foreign securities involves certain special considerations that are not typically associated with investments in the securities of United States issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of securities markets, brokers and issuers than in the Investments in securities of foreign issuers often will be denominated in foreign currencies. Accordingly, the value of the Fund’s assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies.

The Fund generally holds its foreign securities and cash in foreign banks and securities depositories approved by the Fund’s Foreign Custody Manager (as that term is defined in Rule 17f-5 under the 1940 Act). Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. There may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

From time to time, the Fund may have invested in certain sovereign debt obligations that are issued by, or certain companies that operate in or have dealings with, countries that become subject to sanctions or embargoes imposed by the United States government and the United Nations and/or countries identified by the United States government as state sponsors of terrorism. Investments in such countries may be adversely affected because, for example, the credit rating of the sovereign debt security may be lowered due to the country’s instability or unreliability or the company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, such countries. As an investor in such companies, the Fund will be indirectly subject to those risks.

Developing Markets Risk. Investing in the securities of issuers located in Developing Market countries (and to a certain extent non-U.S. Developed Market countries) involves special considerations not typically associated with investing in the securities of U.S. issuers and other Developed Market issuers, including heightened risks of expropriation and/or nationalization, armed conflict, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.

The economies of individual Developing Market countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Governments of many Developing Market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country.

Accordingly, government actions could have a significant effect on economic conditions in a Developing Market country and on market conditions, prices and yields of securities in the Fund’s portfolio. Moreover, the economies of Developing Market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. Many Developing Market economies are considered to be more politically volatile than the Developed Markets. Investments in securities of issuers in countries other than the United States may involve greater political risk, including in some countries, the possibility of nationalization of assets, expropriation or confiscatory taxation, restrictions on repatriation, and the establishment of foreign exchange controls, political changes, government regulation, overburdened and obsolete or unseasoned financial systems, environmental problems, less developed legal systems, economic or social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Fund’s investments in those countries. Central authorities also tend to exercise a high degree of control over the economies and in many cases have ownership over core productive assets.

The legal systems in many Developing Market countries are less developed than those in more developed countries, with the administration of laws and regulations often subject to considerable discretion. Non-U.S. markets may offer less protection to investors than U.S. or other Developed Markets. It also may be difficult to obtain and enforce a judgment in a court outside of the United States. Due to their strong reliance on international trade, most Developing Market economies tend to be sensitive both to economic changes in their own region and to changes affecting their major trading partners. These include changes in growth, inflation, foreign exchange rates, current account positions, government policies, taxation and tariffs.

Foreign Currency Risk. The Fund may invest all of its assets in debt securities which are denominated in currencies other than the U.S. dollar. Currency exchange rates can fluctuate significantly over short periods and can be subject to unpredictable changes based on a variety of factors including political developments and currency controls by governments. A change in the value of a currency in which a security is denominated against the U.S. dollar will generally result in a change in the U.S. dollar value of the Fund’s assets.

The currencies of Developing Markets, in particular, have experienced periods of steady declines or even sudden devaluations relative to the U.S. dollar. Some Developing Market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some Developing Markets have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of an obligation (often U.S. dollars). In addition, even though the currencies of some Developing Markets may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.

Sovereign Debt Obligations Risk. Investments in Developing Market countries’ government debt obligations involve special risks. Certain Developing Market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of a Developing Market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may further impair such debtor’s ability or willingness to service its debts on a timely basis. Holders of government debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of more senior fixed income securities, such as commercial bank debt, will not contest payments to the holders of other foreign government debt securities in the event of default under their commercial bank loan agreements.

Government obligors in Developing Market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. The issuers of the government debt securities in which the Fund may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements, and obtaining new credit to finance interest payments. Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Investments in Developing Market countries’ government debt securities involve currency risk.

Corporate Debt Risk. The Fund may invest in debt securities of non-governmental issuers. Like all debt securities, corporate debt securities generally represent an issuer’s obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical corporate bond specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Corporate debt securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). The Fund’s investments in corporate debt securities may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, floating rate, zero coupon and inflation linked, among other things.

Prices of corporate debt securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest rate risk, credit risk, prepayment risk and spread risk. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of the corporate debt securities in which the Fund may invest may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Below Investment Grade Securities Risk. The Fund may invest up to 20% of its total assets in debt securities which, at the time of investment, are rated below investment grade (i.e., securities that have been rated below BBB- by S&P or Baa3 by Moody’s) (also known as “junk bonds”) or, if unrated, are in the opinion of the Adviser and/or Subadviser, of equivalent quality. Among other things, investment in securities which are rated below investment grade requires skilled credit analysis and reduces the overall credit quality of the Fund’s portfolio.

Investments in securities rated below investment grade are subject to greater market fluctuations and risk of loss of income and principal than investments in securities with investment grade credit ratings. The former will generally provide higher yields due to the higher premiums required by investors for taking the associated credit risk.

Government Securities Risk. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future.

Underlying Fund Risk. The Fund will incur higher and additional expenses when it invests in Underlying Funds. There is also the risk that the Fund may suffer losses due to the investment practices or operations of the Underlying Funds. To the extent that the Fund invests in one or more Underlying Funds that concentrate in a particular industry or country, the Fund would be vulnerable to factors affecting that industry or country and the concentrating Underlying Funds’ performance, and that of the Fund, may be more volatile than Underlying Funds that do not concentrate. In addition, one Underlying Fund may purchase a security that another Underlying Fund is selling.

As the Fund may invest at least a portion of its assets in closed-end funds, ETFs and other investment companies, the Fund’s performance may depend to a greater extent on the overall performance of investment companies generally, in addition to the performance of the specific Underlying Funds (and other assets) in which the Fund invests. The use of leverage by Underlying Funds magnifies gains and losses on amounts invested and increases the risks associated with investing in Underlying Funds. Further, the Underlying Funds are not subject to the Fund’s investment policies and restrictions. The Fund generally receives information regarding the portfolio holdings of Underlying Funds only when that information is made available to the public. The Fund cannot dictate how the Underlying Funds invest their assets. The Underlying Funds may invest their assets in securities and other instruments, and may use investment techniques and strategies, that are not described in this Prospectus, and there is risk that the Underlying Funds may not be in compliance with their investment policies and strategies, which, in turn, could result in the Fund’s non-compliance with its own investment policies. Because the Fund expects that most of the Underlying Funds will publish their portfolio holdings only at intervals, and then only after some delay, the Fund will generally not know for certain the current holdings of the Underlying Funds.

Fund shareholders will bear two layers of fees and expenses with respect to the Fund’s investments in Underlying Funds because each of the Fund and the Underlying Fund will charge fees and incur separate expenses. If those Underlying Funds use leverage, that will likely increase the amount of fees that the Fund, as an investor in the Underlying Funds, will pay. In addition, subject to applicable 1940 Act limitations, the Underlying Funds themselves may purchase securities issued by registered and unregistered funds (e.g., common stock and preferred stock), and those investments would be subject to the risks associated with Underlying Funds and unregistered funds (including a third layer of fees and expenses, i.e., the Underlying Fund will indirectly bear fees and expenses charged by the funds in which the Underlying Fund invests, in addition to the Underlying Fund’s own fees and expenses). The Fund’s investment in an Underlying Fund also may result in the Fund’s receipt of cash in excess of the Underlying Fund’s earnings; if the Fund distributes these amounts, the distributions could constitute a return of capital to Fund shareholders for federal income tax purposes but may be characterized as a dividend if the Fund has earnings from other sources. As a result of these factors, the use of the fund of funds structure by the Fund could therefore affect the amount, timing and character of distributions to shareholders.

The shares of many closed-end funds in which the Fund may invest frequently trade after their initial public offering at a price per share that is less than the NAV per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined NAV, but rather, are subject to supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their NAV.

The Fund may invest in shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but in a down market may increase the size and speed of losses. Thus, leveraged funds may be expected to exhibit more volatility in market price and NAV than an investment in shares of investment companies without a leveraged capital structure. Since the Fund may use leverage to invest in other funds that are leveraged, the effect of gains and losses in the other funds may be compounded.

ETFs may trade at a price above (premium) or below (discount) their NAV, especially during periods of significant market volatility or stress, which could cause investors to pay significantly more or less for ETF shares than the value of the ETF’s underlying portfolio. Certain ETFs traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer. While the creation/redemption feature is designed to make it likely that ETF shares normally will trade close to their NAVs, market prices are not expected to correlate exactly to the shares’ NAVs due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, high market volatility or lack of an active trading market for an ETF’s shares (including through a trading halt) may result in market prices that differ significantly from an ETF’s NAV or to the intraday value of the ETF’s holdings. An active trading market for shares of an ETF may not develop or be maintained. When all or a portion of an ETF’s underlying securities trade in a foreign market that is closed during the time the domestic market in which the ETF’s shares are listed and traded is open, there may be changes between the last quote from the closed foreign market and the value of such underlying security during the ETF’s trading day. In times of market stress, market makers or authorized participants may step away from their respective roles in making a market in shares of the ETF and in executing purchase or redemption orders. During such times, the ETF’s shares may trade at a wider than normal discount or premium and may possibly face trading halts. Additionally, the underlying securities of an ETF may be traded outside of a collateralized settlement system, such as the National Securities Clearing Corporation, a clearing agency that is registered with the SEC. There are a limited number of financial institutions that may act as authorized participants that post collateral for certain trades on an agency basis. To the extent that these authorized participants exit the business or are unable to proceed with creation and/or redemption orders with the ETF, and no other authorized participant is able to step forward, ETF shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Additionally, in stressed market conditions, the market for ETF shares may become less liquid in response to deteriorating liquidity in the markets for such ETF’s underlying portfolio holdings, which may cause the shares of the ETF to trade at a wider than normal discount or premium. Furthermore, purchases and redemptions of creation units primarily in cash rather than in-kind may cause an ETF to incur certain costs, such as brokerage costs, taxable gains or other losses that it may not have incurred with an in-kind purchase or redemption. These costs may be borne by the ETF and decrease the ETF’s NAV to the extent they are not offset by a transaction fee payable by an authorized participant.

Index-based ETFs (and other index funds) in which the Fund may invest may not be able to replicate exactly the performance of the indices they track due to transaction costs and other expenses of the ETFs. The Fund may also invest in actively managed ETFs that are subject to management risk as the ETF’s investment adviser will apply certain investment techniques and risk analyses in making investment decisions. There can be no guarantee that these will produce the desired results.

The Fund’s investment in Underlying Funds may be restricted by provisions of the 1940 Act that generally limit the amount the Fund and its affiliates can invest in any one Underlying Fund to 3% of the Underlying Fund’s outstanding voting stock. As a result, the Fund may hold a smaller position in an Underlying Fund than if it were not subject to this restriction. In addition, to comply with provisions of the 1940 Act, in any matter upon which Underlying Fund shareholders are solicited to vote, the Adviser or Subadviser, as applicable, may be required to vote Underlying Fund shares in the same proportion as shares held by other shareholders of the Underlying Fund. However, pursuant to exemptive orders issued by the SEC to various ETF fund sponsors, the Fund may be permitted to invest in such Underlying Funds in excess of the limits set forth in the 1940 Act subject to certain terms and conditions set forth in such exemptive orders.

Repurchase Agreement Risk. The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days and which may not be terminated within seven days at approximately the amount at which the Fund has valued the agreements are considered illiquid securities. These events could also trigger adverse tax consequences for the Fund.

Preferred Securities Risk. Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, preferred securities generally pay a dividend and rank ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities may also be sensitive to changes in interest rates. When interest rates rise, the fixed dividend on preferred securities may be less attractive, causing the price of preferred stocks to decline. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

Call Risk. Certain issuers may exercise their right to redeem earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Issuer Risk. The value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Non-Payment Risk. Issuers of certain debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Nonpayment would result in a reduction of income to the Fund, a reduction in the value of the security experiencing nonpayment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Credit Risk. Credit risk is the risk that the issuers of certain fixed-income securities or the counterparties of a repurchase contract might be unable or unwilling (or perceived as being unable or unwilling) to make interest and/or principal payments when due, or to otherwise honor its obligations. Fixed-income securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the NAV of the Fund.

Interest Rate Risk. Interest rate risk is the risk that securities held by the Fund will decline in value because of changes in interest rates. When interest rates decline, the value of portfolio securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing portfolio securities can be expected to decline. Given that the Federal Reserve has begun to raise interest rates, the Fund may face a heightened level of interest rate risk.

LIBOR Discontinuance or Unavailability Risk. The London InterBank Offered Rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of the Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing. There may also be challenges for the Fund to enter into hedging transactions against such newly-issued instruments until a market for such hedging transactions develops. All of the aforementioned may adversely affect the Fund’s performance or net asset value.

Liquidity Risk. Liquidity Risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents the Fund from selling particular securities or unwinding derivative positions at desirable prices. At times, a major portion of a security held by the Fund may be held by relatively few institutional purchasers. Even if the Fund considers such securities liquid because of the availability of an institutional market, such securities may become difficult to value or sell in adverse market or economic conditions.

Valuation Risk. Certain securities in which the Fund invests may be less liquid and more difficult to value than other types of securities. When market quotations or pricing service prices are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Portfolio Management Risk: Portfolio management risk is the risk that the investment techniques and risk analyses applied by the Subadviser will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to the Subadviser in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Regulatory Risk. Legal, tax and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the CFTC, the SEC, the IRS, the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are implementing a variety of new rules pursuant to financial reform legislation in the United States. The European Union (and some other countries) are implementing similar requirements. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

Portfolio Turnover Risk. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts and other derivative instruments may involve the payment of commissions to futures commission merchants or other intermediaries. Higher portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses), and may adversely impact the Fund’s after-tax returns.

MANAGEMENT OF THE FUND

The Fund is a party to contractual arrangements with various parties, including, among others, the Adviser, the Subadviser, the Distributor, the Custodian, the Administrator, the Blockchain Administrator and the Transfer Agent, who provide services to the Fund. Shareholders are not parties to, or intended (“third-party”) beneficiaries of, any such contractual arrangements, and such contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Fund. Neither this prospectus, nor the related SAI, is intended, or should be read, to be or to give rise to an agreement or contract between the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law.

Trustees and Officers

The Board is responsible for oversight of the management of the Fund, including supervision of the duties performed by the Adviser and Subadviser. On [●], the Board held its organizational meeting. At such meeting, the Board ratified the appointment of members of the Board and actions previously taken by the initial trustee of the Fund. The Board is responsible for oversight of the Fund’s overall management, including adopting the investment and other policies of the Fund, electing and replacing officers and selecting and supervising the Fund’s investment adviser and other service providers. Information regarding the Board selection process, the name and business address of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years, as well as a description of the committees of the Board, are set forth under “Management” in the SAI.

Investment Adviser and Subadviser

Basquet LLC (“Basquet” or the “Adviser”), which serves as the investment adviser to the Fund, [is registered with the SEC as an investment adviser under the Advisers Act]. The Adviser’s principal place of business is 8960 Spanish Ridge Avenue, Las Vegas, NV 89148. As of [●], Basquet’s assets under management were approximately $[●].

Valkyrie Funds LLC (“Valkyrie” or the “Subadviser”) serves as the Fund’s investment subadviser. The Subadviser’s principal place of business is [●].

Pursuant to a management agreement with the Fund (the “Management Agreement”), the Adviser is responsible for the management of the Fund’s portfolio. In return for its investment advisory services, the Fund pays the Adviser a fee at the annual rate of [●]% of the average daily value of the Fund’s net assets.

The Adviser will review the performance of the Subadviser and make recommendations to the Board with respect to the retention of subadvisers and the renewal of contracts.

The Adviser also performs certain non-investment advisory administrative, accounting, operations, legal, compliance and other services on behalf of the Fund, and in accordance with the Management Agreement, the Fund reimburses the Adviser for costs and expenses (including overhead and personnel costs) associated with such services. Those reimbursements comprise a portion of the “Other Expenses” in the fees and expenses table in this prospectus.

The management services of the Adviser to the Fund are not exclusive under the terms of the Management Agreement and the Adviser is free to, and does, render management services to others.

The Management Agreement provides that the Adviser will not be liable for any error of judgment by the Adviser or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Adviser or the Fund by the Board of Trustees or vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) upon not more than 60 days’, nor less than 30 days’, written notice. The Management Agreement will have an initial term of two years, and continue in effect thereafter only so long as such continuance is specifically approved at least annually by the Board of Trustees in accordance with the requirements of the 1940 Act.

Valkyrie has entered into a subadvisory agreement with Basquet relating to the Fund (the “Subadvisory Agreement”). The Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. For its services under the Subadvisory Agreement, the Adviser pays the Subadviser a monthly fee at the annual rate of [●]% of the average daily value of the Fund’s net assets (including assets attributable to such leverage) managed by the Subadviser. No advisory fee will be paid by the Fund directly to the Subadviser.

Under the Subadvisory Agreement, the Subadviser, subject to the supervision of Adviser, is responsible for managing the assets of the Fund in accordance with the Fund’s investment objective, investment strategies and policies. The Subadviser determines what securities and other instruments are purchased and sold for the Fund. The Adviser continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser’s performance of such services. The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, the Adviser, or the Subadviser upon not more than 60 days’, nor less than 30 days’, written notice. The Subadvisory Agreement will have an initial term of two years, and continue in effect thereafter only so long as such continuance is specifically approved at least annually by the Board of Trustees in accordance with the requirements of the 1940 Act.

The Subadvisory Agreement provides that the Subadviser will not be liable for any error of judgment by the Subadviser or for any loss suffered by the Fund in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Subadvisory Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Subadviser or the Fund by the Board of Trustees or vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) upon not more than 60 days’, nor less than 30 days’, written notice. The Subadvisory Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually by the Board in accordance with the requirements of the 1940 Act.

A discussion regarding the basis for the Board’s initial approval of the Fund’s Management Agreement and Subadvisory Agreement will be available in the Fund’s initial semi-annual report or annual report to shareholders, whichever comes first.

During periods when the Fund is using leverage, if any, the fees paid to the Subadviser will be higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund’s net assets (including assets attributable to such leverage).

Portfolio Manager

Steven McClurg is the Portfolio Manager of the Fund.

Steven McClurg was a previously a portfolio manager for Guggenheim Partners. In that capacity, he has experience trading and analyzing fixed income securities, as well as portfolio construction for various fixed income, equity, and quantitative strategies. Mr. McClurg has experience in both institutional and retail portfolios, including ETFs, CEFs, Mutual Funds, and UITs. Mr. McClurg has a Bachelor’s Degree from Angelo State University, a Master’s Degree from Pepperdine University, and an MBA from Pepperdine University.

Additional Information Regarding the Adviser, Subadviser and Portfolio Managers

The SAI provides additional information about the Adviser and Subadviser, including information about potential conflicts of interest that the Adviser and/or Subadviser may face in managing the Fund, and about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager and each Portfolio Manager’s ownership of securities in the Fund. The SAI is part of this prospectus and is available free of charge by calling [●] or at www.[●].com. The information (other than this prospectus, including the SAI) contained on, or that can be accessed through, www.[●].com is not part of this prospectus or the SAI.

Control Persons

A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. As of the date of this prospectus, the Fund could be deemed to be under control of the Adviser, which had voting authority with respect to approximately 100% of the value of the outstanding interests in the Fund on such date. However, it is expected that once the Fund commences investment operations and its shares are sold to the public that the Adviser’s control will be diluted until such time as the Fund is controlled by its unaffiliated shareholders.

The Fund’s Service Providers

Blockchain Administrator

Basquet also serves as the Fund’s blockchain administrator under the terms of the Blockchain Administration Agreement. Under the terms of such agreement, Basquet is responsible for providing, or arranging for the provision of, development and administrative services necessary for the issuance of the Fund’s shares as digital securities on the Algorand blockchain and the on-going maintenance and administration of the smart contracts underlying such shares. This includes, for example, coding necessary compliance and transfer restrictions into the shares’ smart contracts and maintaining and updating such code as necessary. For its services, Basquet is paid a fee calculated at the annual rate of [●]% of the Fund’s average annual net assets, calculated and accrued daily and payable monthly in arrears.

Pursuant to the Blockchain Administration Agreement, Basquet is responsible for developing and maintaining the Fund’s smart contracts and running one or more nodes of the Algorand blockchain on behalf of the Fund and its Transfer Agent. The Blockchain Administrator may also delegate its duties under this agreement to another service provider.

Transfer Agent and Fund Administrator

[●] serves as the transfer agent of the Fund. [●] serves as the Fund’s Administrator.

The Transfer Agent will be the official record holder of all the Fund’s transactions. The Transfer Agent will have an ongoing relationship with the Fund and will primarily be responsible for maintaining shareholder records that are separate from the blockchain that will contain all shareholders’ personal identifying information applicable to the transactions recorded on the blockchain. The Transfer Agent will also be responsible for day-to-day operations, including, but not limited to, (i) performing shareholder servicing, such as sending confirmations of transactions, periodic reports and other fund documents; (ii) answering queries from investors relating to the shares or shareholder records; and (iii) interfacing with the Fund’s Administrator and Custodian as well as other service providers to the Fund. The Transfer Agent will furnish written confirmations of all transactions with the Fund in the accounts, including information needed by shareholders for personal and tax records, as required by the federal securities laws and the Code. The Transfer Agent will be responsible for distributing semi-annual reports, proxies and other disclosure documents, among other things, to shareholders. For purposes of determining the number of shares held by each shareholder as of the record date for any shareholder vote, the Transfer Agent will include those shares purchased pursuant to the distribution reinvestment policy.

The Transfer Agent will reconcile its records with blockchain transactions in the shares on at least a daily basis. If there is a difference between the Transfer Agent’s records and the blockchain record, the Transfer Agent will investigate the cause, and reconcile the official record that is kept by the Transfer Agent. In the event of a conflict between the transaction history on the Algorand blockchain and the records maintained by the Transfer Agent, the Transfer Agent shall update the blockchain record as necessary and such update will be recorded and viewable on the Algorand network as a subsequent transaction. The Transfer Agent may also use the Algorand blockchain as a source of information in the case of a disputed transaction, including in the case of alleged fraud or theft. In such case, investors may engage with the Transfer Agent to resolve the dispute and to update both the Transfer Agent’s records and the blockchain to reflect any changes resulting from the dispute resolution process. Although the blockchain record cannot be changed, the Transfer Agent will hold a separate private key that enables it to act as the administrator of the smart contract for the Fund’s shares, giving the Transfer Agent the ability to freeze, revoke and reassign shares if a transaction is made in error or if a private key has been lost or stolen, or if shares are transferred erroneously or impermissibly. Any necessary adjustments made by the Transfer Agent will be separately recorded on the blockchain through subsequent transactions.

The Administrator will be responsible for fund accounting support and services, including, but not limited to the following: (1) monitoring the performance of administrative and professional services rendered to the Fund by others service providers; (2) monitoring Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual financial statements; (4) preparing selected management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attending and participating in meetings of the Board; (6) determining income and capital gains available for distribution and calculating distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Fund’s federal, state, and local tax returns as prepared and signed by the Fund’s independent public accountants; (8) preparing and maintaining the Fund’s operating expense budget to determine proper expense accruals to be charged to the Fund to calculate its daily net asset value; (9) assisting in and monitoring the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Fund’s registration statement, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-CEN, N-CSR, N-PORT and N-PX; (10) coordinating the Fund’s audits and examinations by assisting the Fund’s independent public accountants; (11) determining, in consultation with others, the jurisdictions in which shares of the Fund shall be registered or qualified for sale and facilitating such registration or qualification; (12) monitoring sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for the Fund; (14) preparing, or cause to be prepared, expense and financial reports; (15) preparing authorizations for the payment of Fund expenses and pay, from Fund assets, all bills of the Fund; (16) upon request, assisting the Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of the Administrator) and (17) performing other services, recordkeeping and assistance relating to the affairs of the Fund as the Fund may, from time to time, reasonably request.

Custodian

[●], with principal offices at [●], serves as custodian for the securities and cash of the Fund’s portfolio. Under a Custodian Agreement, [●] holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

Distributor

[●], with principal offices at [●], serves as distributor of the Fund’s shares.

Fund Expenses

The Adviser is obligated to pay expenses associated with providing the services stated in the Management Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and compensation of the Subadviser. The Adviser is obligated to pay the fees of any Trustee of the Fund who is affiliated with the Adviser.

The Fund pays all other expenses incurred in the operation of the Fund, which consist of (i) fees incurred under the Blockchain Administration Agreement and under the Fund Services Agreement; (ii) reimbursing the Blockchain Administrator for transaction fees incurred for transactions on the Algorand blockchain that are initiated by the Fund; (iii) expenses for legal and independent accountants’ services, (iv) costs of printing proxies and reports to shareholders, (v) charges of the Custodian and Transfer Agent in connection with the Fund’s distribution reinvestment policy, (vi) fees and expenses of independent Trustees, (vii) membership fees in trade associations, (viii) fidelity bond coverage for the Fund’s officers and Trustees, (ix) errors and omissions insurance for the Fund’s officers and Trustees, (x) brokerage costs, (xi) taxes, (xii) costs associated with the Fund’s Repurchase Offer Policy, (xiii) servicing fees and (xiv) other extraordinary or non-recurring expenses and other expenses properly payable by the Fund. The expenses incurred by the Fund incident to the offering and issuance of shares will be amortized on a straight-line basis over 12 months.]

Assuming the Fund sells all of the securities registered in this offering within three years of the effective date of the registration statement of which this prospectus forms a part, it is estimated that the Fund’s other operating expenses will be approximately $[●] annually, which includes offering costs but does not include management fees, shareholder servicing fees or interest expense. However, no assurance can be given, in light of the Fund’s investment objective and policies and the fact that the Fund’s offering is continuous and shares are sold on an ongoing basis that actual annual operating expenses will not be substantially more or less than this estimate. In addition, there can be no assurance that the Fund will sell all or substantially all of the securities registered in this offering.

The initial operating expenses for a new fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund. Costs incurred in connection with the initial organization of the Fund, estimated at $[•], will be borne by the Adviser. The Adviser will pay organizational costs and initial offering expenses incurred with respect to the offering of the Fund’s shares. Once the Fund has been declared effective by the SEC and commenced operations, the Fund will pay offering expenses incurred with respect to the offering of its shares from the proceeds of the offering. For tax purposes, offering costs cannot be deducted by the Fund or the Fund’s shareholders. Therefore, for tax purposes, the expenses incurred by the Fund incident to the offering and issuance of shares will be amortized on a straight-line basis over 12 months.

Brokerage

The Management Agreement authorizes the Adviser to select brokers or dealers (including affiliates) to arrange for the purchase and sale of Fund securities, including principal transactions. Any commission, fee or other remuneration paid to an affiliated broker or dealer will be paid in compliance with the Fund’s procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

DETERMINATION OF NET ASSET VALUE

The net asset value (or NAV) of shares of the Fund is determined daily, as of the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time) on each day that the NYSE is open for business. The Fund’s shares will be offered by the Fund to investors at NAV. During the continuous offering, the price of the shares will increase or decrease on a daily basis according to the NAV of the shares. In secondary peer-to-peer transactions, transactions in the Fund’s shares are not required to occur at NAV.

The Fund uses the following valuation methods to determine either current market value for investments for which market quotations are available or, if not available, the fair value, as determined in good faith by the Adviser and/or Subadviser pursuant to policies and procedures approved by the Board:

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The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, or for over-the-counter securities, the Adviser and/or Subadviser utilizes, when available, pricing quotations from principal market makers, to the extent they are available. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Fund’s portfolio positions are not traded on exchanges and consequently are valued based on market prices received from third-party pricing services or broker-dealer sources, or otherwise in accordance with fair value policies and procedures established by the Fund’s Board.

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Dividends declared but not yet received, and rights in respect of securities which are quoted ex-dividend or ex-rights, will be recorded at the fair value thereof, as determined by the Adviser and/or Subadviser, which may (but need not) be the value so determined on the day such securities are first quoted ex-dividend or ex-rights.

When determining the fair value of an asset, the Adviser and/or Subadviser will seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s length transaction. Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value determinations are based upon all available factors that the Adviser and/or Subadviser and the Board deem relevant. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, fair value pricing may not reflect actual market value, and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

The Adviser and/or Subadviser will provide the Board with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable to that period, and that identify issues and valuation problems that have arisen, if any.

CONFLICTS OF INTEREST

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio managers are responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars,” if any). The Adviser and Subadviser have adopted policies and procedures and has structured its portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts. These policies and procedures generally require that the Adviser and Subadviser distribute investment opportunities among client accounts in a fair and equitable manner (i.e., on a pro rata basis, relative to the size of the order) and seek best execution for securities transactions executed on the Fund’s behalf.

If a potential investment is appropriate for either the Fund or another entity managed by the Adviser, Subadviser or their affiliates, the Adviser, Subadviser and their affiliates have an allocation policy that provides that opportunities will be allocated among those accounts for which participation in the respective opportunity is considered appropriate, taking into account, among other considerations: (i) the fiduciary duties owed to the Fund and such other entities managed by the Adviser, Subadviser or their affiliates, (ii) the Fund’s primary mandates and those of such other entities managed by the Adviser, Subadviser or their affiliates, (iii) the capital available to the Fund and such other entities managed by the Adviser, Subadviser or their affiliates, (iv) any restrictions on investment, (v) the sourcing of the transaction, (vi) the size of the transaction, (vii) the amount of potential follow-on investing that may be required for such investment and other investments of the Fund and such other entities managed by the Adviser, Subadviser or their affiliates, (viii) the relation of such opportunity to the Fund’s investment strategy and that of such other entities managed by the Adviser, Subadviser or their affiliates, (ix) reasons of portfolio balance, and (x) any other consideration deemed relevant by the Adviser, Subadviser or their affiliates.

The Adviser and/or Subadviser will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with its internal conflict of interest and allocation policies. The Adviser and/or Subadviser will seek to allocate investment opportunities among such entities in a manner that is fair and equitable over time and consistent with its allocation policy. However, there is no assurance that such investment opportunities will be allocated to the Fund fairly or equitably in the short-term or over time and there can be no assurance that the Fund will be able to participate in all such investment opportunities that are suitable for it. Please see “Risk Factors—Conflicts of Interest” for a description of risks associated with conflicts of interest.

Policies and Procedures

Below are policies and procedures developed by the Adviser to address various conflicts of interest that may involve the Fund.

Affiliated Services

In situations where the Adviser and/or its affiliates, including, without limitation, any of its employees, provide services (including serving as an officer or director) to various companies in which the Fund has an interest, the relevant employee(s) must promptly notify the Adviser’s Chief Compliance Officer of the activity prior to commencement of the service. All compensation in whatever form, including any non-cash compensation such as restricted shares, attributable to the Adviser and/or its affiliates for providing such services to such companies must be immediately paid to the Fund in proportion to the Fund’s relative ownership of such companies as of the date paid.

Portfolio Management

The Adviser’s policies require the Adviser and its personnel to (i) ensure that the investment advice provided to the Fund is suitable to the Fund’s investment objectives, needs and circumstances; (ii) ensuring fair and equitable allocations of investment opportunities among the Fund and the Adviser’s other advisory clients and in the aggregation of orders; and (iii) trading for the Fund only on an agency basis.

The Adviser will not consider (i) performance fees or differences in management fees between accounts in determining allocations, (ii) direct and indirect ownership of the Adviser or its affiliates or employees in an account in determining allocations, and (iii) relative performance of accounts in determining allocations.

The Adviser and/or any of its affiliates may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund, or of other investment funds managed by the Adviser or its affiliates. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of the Fund or its shareholders. The Fund may compete with other entities managed by the Adviser and its affiliates for capital and investment opportunities.

There is no limitation or restriction on the Adviser or any of its affiliates with regard to acting as investment manager (or in a similar role) to other parties or persons. This and other future activities of the Adviser and/or its affiliates may give rise to additional conflicts of interest. Such conflicts may be related to obligations that the Adviser or its affiliates have to other clients.

Affiliated Transactions and Cross Trading

The Adviser causes a transaction to be effected between the Fund and another client advised by the Adviser or any of its affiliates. The Adviser may engage in a client cross-transaction involving the Fund any time that the Adviser believes such transaction to be fair to the Fund and the other client of the Adviser or its affiliates in accordance with the Adviser’s internal written cross-transaction policies and procedures.

The Adviser may direct the Fund to acquire or dispose of investments in cross trades between the Fund and other clients of the Adviser or its affiliates in accordance with applicable legal and regulatory requirements. In addition, to the extent permitted by the 1940 Act and SEC staff interpretation, the Fund may make and/or hold an investment, including an investment in securities, in which the Adviser and/or its affiliates have a debt, equity or participation interest, and the holding and sale of such investments by the Fund may enhance the profitability of the Adviser’s own investments in such companies.

The Adviser believes these policies and procedures are reasonably designed to prevent violations of the federal securities laws with respect to the conflicts identified above.

PEER-TO-PEER TRANSACTIONS

The shares can be transferred in peer-to-peer transactions, and a complete record of these transactions is viewable on Algorand. Although records of peer-to-peer transactions are viewable on Algorand, record and beneficial ownership of the Fund’s shares is reflected on the records of the Transfer Agent. The Transfer Agent’s records constitute the official shareholder records of the Fund and govern the record ownership of the shares in all circumstances. The Transfer Agent will reconcile the peer-to-peer transactions executed on Algorand’s blockchain with the Fund’s records on at least a daily basis.

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Before entering into a transaction, a shareholder must be “whitelisted.” Potential shareholders must be “whitelisted” by the Transfer Agent prior to purchasing shares. This is true whether or not a potential shareholder purchases shares directly from the Fund or in a peer-to-peer transaction. In order to be whitelisted, each potential shareholder must complete the Fund’s Anti-Money Laundering/Know Your Customer (“AML/KYC”) process (see “Anti-Money Laundering/Know Your Customer”).

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Before entering into a transaction, a shareholder must open an account with the Fund. Potential shareholders must complete documentation to establish a Fund account with the Transfer Agent (see “Plan of Distribution – Purchasing Shares”). Account applications and other documents required by the Transfer Agent to establish an account are available through the Fund’s web platform at [●]. Account applications must be completed and submitted electronically directly to the Transfer Agent before an investor wires funds. The Transfer Agent will not accept account applications via mail, overnight delivery, facsimile or other similar means of delivery. The Transfer Agent is responsible for ensuring that each potential transferee in a peer-to-peer transaction has established a Fund account on the books and records of the Fund.

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Before entering into a transaction, a shareholder must have an Algorand wallet. In order to purchase shares, a potential shareholder must also have a “wallet” on the Algorand network. Wallets are software applications developed by third parties that store a shareholder’s public and private keys. The Fund does not currently have a proprietary wallet for use with the shares. Rather, third-party developed wallets compatible with the shares may be available as a web-based application, mobile application, desktop application, web browser plugin, or on a hardware-based device. Shares purchased by a shareholder, whether directly from the Fund or in a peer-to-peer transfer, will be recorded in the Transfer Agent’s book-entry system, and a copy of such record will be viewable in the investor’s wallet on the Algorand network. An investor can access their wallet (using a distinct private key) on the Algorand network to initiate a transaction in shares.

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Before entering into a transaction, shareholders should be aware that Algorand may impose transaction fees. An investor that initiates a transaction on Algorand must pay transaction fees to the Algorand network to validate the transaction. Transaction fees are paid in the form of “Algos,” the fundamental token on Algorand. The amount of Algos required to pay for a transaction is fixed at 0.001 Algos; however, it may increase in the future and the price per transaction may vary in U.S. dollars to the extent the price of Algos increases. For more information, including the costs and risks of effecting transactions on Algorand, see “The Digital Securities” and “Risks of Digital Securities.”

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Peer-to-peer transactions do not have to occur at NAV and there is no minimum number of shares that can be transferred in a peer-to-peer transaction. The Fund will publish its NAV daily on the Fund’s website, but there is no requirement for peer-to-peer transactions to occur at NAV. Instead, individual participants in peer-to-peer transactions on the Algorand blockchain will negotiate the price at which such transactions will occur and the number of shares that will transfer. Using blockchain in this fashion is relatively new and untested in the closed-end fund market. The Fund therefore anticipates that there will initially be limited to no liquidity in the shares due to low or no volume in peer-to-peer transactions on which to base the value of a share. Investors should therefore initially expect greater price volatility in the secondary market than would be the case if the shares had greater liquidity.

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Peer-to-peer transactions may be taxable to the shareholder. If you sell or otherwise dispose of shares in a peer-to-peer transaction, you will generally recognize a gain or loss in an amount equal to the difference between your tax basis in such shares and the amount you receive upon disposition of such shares.

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If you hold shares as capital assets, any such gain or loss will be long-term capital gain or loss if you have held (or are treated as having held) such shares for more than one year at the time of sale.

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All or a portion of any loss you realize on a taxable sale of shares will be disallowed if you acquire other shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale of shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

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In addition, due to a special rule relating to RICs in section 852(b)(4)(A) of the Code, any loss realized upon a taxable sale of shares held (or deemed held) by you for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by you with respect to such shares. See “U.S. Federal Income Tax Matters” for additional information.

SHARE REPURCHASE PROGRAM

The Fund is a closed-end interval fund and, to provide liquidity and the ability to receive NAV on a disposition of at least a portion of your shares, makes periodic offers to repurchase shares. Except as permitted by the Fund’s interval structure, no shareholder has the right to require the Fund to repurchase its shares.

The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its shares at NAV on a regular schedule. Although the policy permits repurchases of between 5% and 25% of the Fund’s outstanding shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase [10]% of the Fund’s outstanding shares at NAV subject to approval of the Board. The schedule requires the Fund to make repurchase offers every three months.

Repurchase Process

The Fund makes quarterly repurchase offers in the months of March, June, September and December. Upon the commencement of a repurchase offer (which the Fund expects to commence approximately mid-month in each of the foregoing months), the Fund will send written notice to each shareholder setting forth, among other things:

•	The percentage of outstanding shares that the Fund is offering to repurchase and how the Fund will purchase shares on a pro rata basis if the offer is oversubscribed,

•	The Repurchase Request Deadline and the Repurchase Pricing Date (see below),

•	The date by which the Fund will pay to shareholders the proceeds from their shares accepted for repurchase,

•	The NAV of the shares as of a date no more than seven days before the date of the written notice and the means by which shareholders may ascertain the NAV,

•	The procedures by which shareholders may tender their shares and the right of shareholders to withdraw or modify their tenders before the Repurchase Request Deadline and

•	The circumstances in which the Fund may suspend or postpone the repurchase offer.

This notice may be included in a shareholder report or other Fund document.

The repurchase request deadline, which is the date by which shareholders wishing to tender shares for repurchase must respond to the repurchase offer (the “Repurchase Request Deadline”), will be approximately 21 days after the commencement of the applicable repurchase offer. The Repurchase Request Deadline will be strictly observed. If a shareholder fails to submit a repurchase request in good order by the Repurchase Request Deadline, the shareholder will be unable to liquidate shares until a subsequent repurchase offer, and will have to resubmit a request in the next repurchase offer. Shareholders may withdraw or change a repurchase request with a proper instruction submitted in good form at any point before the Repurchase Request Deadline.

The Fund anticipates that the repurchase pricing date, the date on which the repurchase price for shares is determined (the “Repurchase Pricing Date”), will ordinarily be the same day as the Repurchase Request Deadline, but in no event will be (i) prior to the close of business on the day of the Repurchase Request Deadline or (ii) more than 14 days after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day).

The Fund typically distributes payment to shareholders between one and three business days after the Repurchase Pricing Date and will distribute such payment no later than seven (7) calendar days after such date (the “Repurchase Payment Deadline”). The Fund’s NAV per share may change materially between the date a repurchase offer is mailed and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and the Repurchase Pricing Date (if they are different dates) or between the Repurchase Pricing Date and Repurchase Payment Deadline. The method by which the Fund calculates NAV is discussed above under “Determination of Net Asset Value.” During the period an offer to repurchase is open, shareholders may obtain the current NAV online at [●] or by calling the Fund’s transfer agent at [●].

Since a repurchase is initiated by a shareholder, the shareholder will pay any transaction fees imposed by the Algorand blockchain to transfer the Fund shares associated with the tender of such shares for repurchase. Generally, the shareholder must have a sufficient amount of Algos in his or her wallet to initiate the tender of shares or the Transfer Agent will add the U.S. dollar equivalent of the value of the necessary Algos to the transaction amount or withhold the U.S. dollar equivalent of the value of the necessary Algos from the tender proceeds.

The Fund does not currently charge a repurchase fee.

Suspension or Postponement of Repurchase Offers

The Fund may suspend or postpone a repurchase offer in limited circumstances set forth in Rule 23c-3 under the 1940 Act, as described below, but only with the approval of a majority of the Trustees, including a majority of Trustees who are not “interested persons” of the Fund, as defined in the 1940 Act.

The Fund may suspend or postpone a repurchase offer only: (1) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under Subchapter M of Chapter 1 of the Code; (2) for any period during which the New York Stock Exchange (“NYSE”) or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (3) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (4) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

Oversubscribed Repurchase Offers

There is no minimum number of shares that must be tendered before the Fund will honor repurchase requests. However, the Fund’s Trustees set for each repurchase offer a maximum percentage of shares that may be repurchased by the Fund. In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional shares up to a maximum amount of 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders tender an amount of shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the shares tendered on a pro rata basis.

If any shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and resubmit a new repurchase request, and your repurchase request will not be given any priority over other shareholders’ requests. Thus, there is a risk that the Fund may not purchase all of the shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some shareholders may tender more shares than they wish to have repurchased in a particular quarter, increasing the likelihood of proration.

There is no assurance that you will be able to tender your shares when or in the amount that you desire.

Consequences of Repurchase Offers

From the time the Fund distributes or publishes each repurchase offer notification until the Repurchase Pricing Date for that offer, the Fund must maintain liquid assets at least equal to the percentage of its shares subject to the repurchase offer. For this purpose, “liquid assets” means assets that may be sold or otherwise disposed of in the ordinary course of business, at approximately the price at which the Fund values them, within the period between the Repurchase Request Deadline and the Repurchase Payment Deadline, or which mature by the Repurchase Payment Deadline. The Fund is also permitted to borrow up to the maximum extent permitted under the 1940 Act to fund share repurchases.

If the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares by increasing the Fund’s expenses and reducing any net investment income. There is no assurance that the Fund will be able sell a significant amount of additional shares so as to mitigate these effects.

These and other possible risks associated with the Fund’s repurchase offers are described under “Principal Risks of Investment in the Fund — Repurchase Policy Risk” above. In addition, the repurchase of shares by the Fund will be a taxable event to shareholders, potentially even to those shareholders that do not participate in the repurchase. For a discussion of these tax consequences, see “U.S. Federal Income Tax Matters” below and “Tax Status” in the SAI.

DISTRIBUTION POLICY

The Fund’s distribution policy is to make quarterly distributions to shareholders. If, for any distribution, investment company taxable income (which term includes net short-term capital gain), if any, and net tax-exempt income, if any, is less than the amount of the distribution, then assets of the Fund will be sold and the difference will generally be a tax-free return of capital distributed from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets).

This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund which, over time, would increase the Fund’s expense ratio and reduce shareholder returns. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. The initial distribution will be declared on a date determined by the Board. If the Fund’s investments are delayed, the initial distribution may consist principally of a return of capital.

Unless the registered owner of shares elects to receive cash, all dividends declared on shares will be automatically reinvested in additional shares of the Fund. See “Distribution Reinvestment Policy.”

The dividend distribution described above may result in the payment of approximately the same amount or percentage to the Fund’s shareholders each period. The dividend distribution that the Fund pays to shareholders may vary as portfolio and market conditions change, and will depend on a number of factors. There can be no assurance that a change in market conditions or other factors will not result in a change in the dividend distribution or that any dividends received will be sustainable in the future.

Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. A return of capital is not taxable to a shareholder unless it exceeds a shareholder’s tax basis in the shares. Returns of capital reduce a shareholder’s tax cost (or “tax basis”). Once a shareholder’s tax basis is reduced to zero, any further return of capital would be taxable. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. As required under Section 19(a) of the 1940 Act, the Fund will provide a notice to shareholders at the time of distribution when such distribution does not consist solely of net income. Additionally, each distribution payment will be accompanied by a written statement which discloses the source or sources of each distribution. The IRS requires you to report these amounts, excluding returns of capital, on your income tax return for the year declared. The Fund will provide disclosures, with each distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes. An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Fund is net profit.

The Board reserves the right to change the quarterly distribution policy from time to time.

DISTRIBUTION REINVESTMENT POLICY

The Fund will operate under a distribution reinvestment policy administered by the Transfer Agent. Pursuant to the policy, the Fund’s income dividends or capital gains or other distributions (each, a “Distribution” and collectively, “Distributions”), net of any applicable U.S. withholding tax, are reinvested in shares of the Fund, without sales charge, or are distributed to you in cash in accordance with the instructions on your account opening form.

Shareholders automatically participate in the distribution reinvestment policy, unless and until an election is made to withdraw from the policy on behalf of such participating shareholder. Shareholders who do not wish to have Distributions automatically reinvested should so notify the Transfer Agent in writing at Basquet Global Debt Fund, c/o [TRANSFER AGENT]. Such written notice must be received by the transfer agent 30 days prior to the record date of the Distribution or the shareholder will receive such Distribution in shares through the distribution reinvestment policy. Under the distribution reinvestment policy, the Fund’s Distributions to shareholders are reinvested in full and fractional shares as described below.

When the Fund declares a Distribution, the transfer agent, on the shareholder’s behalf, will receive additional authorized shares from the Fund either newly-issued or repurchased from shareholders by the Fund which are held as treasury stock. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund’s NAV per share. The Fund’s shares will be issued solely in digital format. Under the arrangement with the Blockchain Administrator, transaction fees related to a Distribution will be paid by the Blockchain Administrator and reimbursed by the Fund in U.S. dollars.

Neither the transfer agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the distribution reinvestment policy, nor shall they have any duties, responsibilities or liabilities except as expressly set forth herein. Neither the transfer agent nor the Fund shall be liable for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a shareholder’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the shareholder’s account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of Distributions will not relieve shareholders of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions. See “U.S. Federal Income Tax Matters.”

The Fund reserves the right to amend or terminate the distribution reinvestment policy. There is no direct service charge to shareholders with regard to purchases under the distribution reinvestment policy; however, the Fund reserves the right to amend the distribution reinvestment policy to include a service charge payable by the shareholders.

Certain state escheatment laws may require the Transfer Agent, on behalf of the Fund, to turn over shareholder accounts as abandoned property to the state listed on an account registration unless a shareholder contacts the Fund. Many states have added “inactivity” or the absence of customer initiated contact as a component of their rules and guidelines for the escheatment of unclaimed property. These states consider property to be abandoned when there is no shareholder initiated activity on an account for at least three (3) to five (5) years. The Fund will not be liable to shareholders or their representatives for good faith compliance with escheatment laws. Shareholders should consult his or her state’s escheatment laws.

All correspondence concerning the distribution reinvestment policy should be directed to the transfer agent at Basquet Global Debt Fund, c/o [●]. Certain transactions can be performed by calling the toll free number [●].

U.S. FEDERAL INCOME TAX MATTERS

The following briefly summarizes some of the important federal income tax consequences to shareholders of investing in the Fund’s shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate, tax-exempt and foreign investors. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of the Fund that acquires, holds and/or disposes of shares of the Fund, and reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular investors such as those holding shares in a tax-advantaged account such as an IRA or 401(k) plan. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

The Fund intends to elect to be treated and to qualify each year for taxation as a RIC under Subchapter M of the Code. In order for the Fund to qualify as a RIC, it must meet an income test each year and asset diversification tests each quarter. If the Fund so qualifies and satisfies certain distribution requirements, the Fund (but not its shareholders) will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital loss) in a timely manner to its shareholders in the form of dividends or capital gain distributions. The Code imposes a 4% nondeductible excise tax on RICs, such as the Fund, to the extent they do not meet certain distribution requirements by the end of each calendar year. The Fund anticipates meeting these distribution requirements.

The Fund intends to make distributions of investment company taxable income after payment of the Fund’s operating expenses no less frequently than annually. Unless a shareholder is ineligible to participate or elects otherwise, all distributions will be automatically reinvested in additional shares of the Fund pursuant to the distribution reinvestment policy. For U.S. federal income tax purposes, all dividends are generally taxable whether a shareholder takes them in cash or they are reinvested pursuant to the policy in additional shares of the Fund.

Distributions of the Fund’s investment company taxable income (including short-term capital gains) will generally be treated as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of the Fund’s net capital gains (“capital gain dividends”), if any, are taxable to shareholders as capital gains, regardless of the length of time shares have been held by shareholders. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder of the Fund (assuming the shares are held as a capital asset). A corporation that owns Fund shares generally will not be entitled to the dividends received deduction with respect to all of the dividends it receives from the Fund. Fund dividend payments that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be reported by the Fund as being eligible for the dividends received deduction. There can be no assurance as to what portion of Fund dividend payments, if any, may be classified as qualifying dividends. Dividends received from REITs and certain foreign corporations generally will not constitute qualified dividend income. The determination of the character for U.S. federal income tax purposes of any distribution from the Fund (i.e. ordinary income dividends, capital gains dividends, qualified dividends or return of capital distributions) will be made as of the end of the Fund’s taxable year. Generally, no later than 60 days after the close of its taxable year, the Fund will provide shareholders with a written notice reporting the amount of any capital gain distributions and any other distributions.

If you sell, exchange or otherwise dispose of any of your shares of the Fund (including through a redemption or in a peer-to-peer transaction) you will generally recognize a gain or loss in an amount equal to the difference between your tax basis in such shares of the Fund and the amount you receive upon disposition of such shares. If you hold your shares as capital assets, any such gain or loss will be long-term capital gain or loss if you have held (or are treated as having held) such shares for more than one year at the time of sale. All or a portion of any loss you realize on a taxable sale or exchange of your shares of the Fund will be disallowed if you acquire other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

In addition, any loss realized upon a taxable sale or exchange of Fund shares held (or deemed held) by you for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by you with respect to those shares.

The Fund will inform its shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

DESCRIPTION OF CAPITAL STRUCTURE AND SHARES

The Fund is a statutory trust established under the laws of the State of Delaware upon the filing of a Certificate of Trust with the Secretary of State of Delaware on February 4, 2021. The Fund’s Declaration of Trust (the “Declaration of Trust”) provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of shares. The Fund does not intend to hold annual meetings of its shareholders.

The Declaration of Trust, which will be filed with the SEC, permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest, no par value. Currently, the Fund offers a single class of shares as digital securities. Subject to the receipt of any necessary exempted relief from the SEC, however, the Fund may in the future, issue shares in multiple series or in share classes with differing fees or expenses. Any such offering will be disclosed to investors consistent with the requirements of rules, regulations and forms adopted by the SEC.

The shares represent an ownership interest in the Fund’s underlying assets. Although it has no current intention to do so, the Fund may issue preferred shares of beneficial interest in an aggregate amount of up to 33.33% of the Fund’s total assets immediately after such issuance. See “U.S. Federal Income Tax Matters” for additional information regarding the tax consequences of an investment in the Fund’s shares.

Holders of shares will be entitled to the payment of dividends when, as and if declared by the Board. The Fund currently intends to make dividend distributions to its shareholders after payment of Fund operating expenses including interest on outstanding borrowings, if any, no less frequently than quarterly. Unless the registered owner of shares elects to receive cash, if permitted by the Board, all dividends declared on shares will be automatically reinvested for shareholders in additional shares of the same class of the Fund. See “Distribution Policy” and “Distribution Reinvestment Policy” for additional information regarding dividend distribution, payments and tax consequences of such payments. The 1940 Act may limit the payment of dividends to the holders of shares.

The shareholder of record as of the record date established by the Board of each Fund share shall be entitled to one vote for each full share and a fractional vote for each fractional share as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among its shareholders. The shares are not liable to further calls or to assessment by the Fund. There are no pre-emptive rights associated with the shares. The Declaration of Trust provides that the Fund’s shareholders are not liable for any liabilities of the Fund. Although shareholders of a statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

Transactions in the Fund’s shares will be recorded on the Algorand blockchain, which will electronically publish transactions upon completion. The personal identifying information necessary to associate a public blockchain address representing a given block of shares with the record owner of those shares will be maintained by the Transfer Agent in a separate database that is not exposed to the public. The Transfer Agent will reconcile the Fund’s shareholder records to share transactions on the blockchain on at least a daily basis. The blockchain, which can be used to prove the validity of account balances, is available to the public and stores the complete transaction history of the shares on the Algorand blockchain from the date of issuance of the shares.

If there are data security breaches with respect to the shareholders’ personal identifying information database resulting in theft of the information necessary to link personal identity with a public blockchain address, the stolen information could be used to determine a shareholder’s complete transaction history in the Fund’s shares.

The Fund shall take all actions reasonably necessary to cause the Transfer Agent to maintain records of the ownership of shares and reconcile such records with the Algorand blockchain at least once each business day.

As of [●], the Fund has authorized and outstanding [●] shares, [●] of which are held by the Fund for its own account.

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Registrant or for its Account	Amount Outstanding Exclusive of Amount Shown under (3)
Common Shares of Beneficial Interest	[1,000,000]	[●]	[●]

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board, and could have the effect of depriving the Fund’s shareholders of an opportunity to sell their shares at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that are entitled to elect a Trustee and that are entitled to vote on the matter. The Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s assets, or liquidation.

PLAN OF DISTRIBUTION

[●], located at [●], serves as the Fund’s principal underwriter, within the meaning of the 1940 Act, and acts as the distributor of the Fund’s shares on a reasonable efforts basis, subject to the terms and conditions set forth in the Distribution Agreement. The Fund’s shares are offered for sale through the Distributor at NAV plus applicable sales load (if any). The Distributor also may enter into selected dealer agreements with other broker dealers for the sale and distribution of the Fund’s shares.

The Fund’s continuous offering is expected to continue in reliance on Rule 415 under the Securities Act of 1933 until the date the Fund has sold [●] shares, or such shorter date as the Board may determine. No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use its reasonable efforts to sell the shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market marker in Fund shares.

The shares will be issued as digital securities on the Algorand blockchain and represent an ownership interest in the Fund’s underlying assets.

Broker Dealer Compensation

The Adviser may pay compensation to brokers or dealers in connection with the sale and distribution of Fund shares. There is no limit on the amount of compensation paid by the Adviser or its affiliates, subject to the sales charge limitations (if any) imposed by FINRA. In return for such compensation, the Fund may receive certain marketing advantages including access to a broker’s or dealer’s registered representatives, placement on a list of investment options offered by a broker or dealer, or the ability to assist in training and educating the broker’s or dealer’s registered representatives. The compensation may differ among brokers or dealers in amount or in the manner of calculation: payments of such compensation may be fixed dollar amounts, or based on the aggregate value of outstanding shares held by shareholders introduced by the broker or dealer, or determined in some other manner. The receipt of compensation by a selling broker or dealer may create potential conflicts of interest between an investor and its broker or dealer who is recommending the Fund over other potential investments. The payment of compensation may also have the effect of increasing the Fund’s assets under management, which would increase management fees payable to the Adviser.

The Adviser and/or the Distributor may, from time to time, make cash payments to broker-dealers or other financial intermediaries in the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives of those broker-dealers or other financial intermediaries and their families to places within or outside the United States; meeting fees; entertainment; transaction processing and transmission charges; advertising or other promotional expenses; allocable portions, based on shares of the Fund sold, of salaries and bonuses of registered representatives of an affiliated broker-dealer or other financial intermediary that is a financial advisor; or other expenses as determined in the Adviser or the Distributor’s discretion, as applicable. In certain cases these other payments could be significant to the broker-dealers or other financial intermediaries. Any payments described above will not change the price paid by investors for the purchase of the shares of the Fund or the amount that the Fund will receive as proceeds from such sales.

Prior to the initial public offering of shares, the Adviser purchased $[●] in shares of the Fund, which amount is in excess of the net worth requirements of Section 14(a) of the 1940 Act.

Purchasing Shares

Investors may purchase Shares directly from the Fund by completing an account application available through the Fund’s web platform at [●]. To make an initial investment in the Fund, the Transfer Agent must receive a completed account application before an investor wires funds. Account applications must be completed electronically and submitted electronically directly to the Transfer Agent. The Transfer Agent will not accept account applications via mail, overnight delivery, facsimile or other similar means of delivery.

Upon receipt of the completed account application, the Transfer Agent will establish an account for the shareholder. In compliance with the USA Patriot Act of 2001, the Transfer Agent will verify certain information on each account application as part of the Fund’s AML/KYC Program. As requested on the application, investors must supply full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Investors may call [●] for additional assistance when completing an application.

If the Transfer Agent does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund also may reserve the right to close the account within five business days if clarifying information and documentation is not received.

A potential shareholder must also have a “wallet” on the Algorand network. Shares purchased directly from the Fund will be held in a book-entry system by the Transfer Agent, and a record of such shares will appear in the investor’s wallet. An investor can access their wallet (using a distinct private key) on the Algorand network to initiate a transaction. An investor that initiates a transaction on Algorand must pay transaction fees to the Algorand network to validate the transaction. Transaction fees are paid in the form of “Algos,” the fundamental token on Algorand. The amount of Algos required to pay for a transaction is fixed at 0.001 Algos; however, it may increase in the future and the price per transaction may vary in U.S. dollars to the extent the price of Algos increases. For more information, including the costs and risks of effecting transactions on Algorand, see “The Digital Securities” and “Risks of Digital Securities.”

The account number assigned to an investor’s account will be required as part of the instruction that should be provided to an investor’s bank to send the wire for the initial purchase of Fund shares. An investor’s bank must include both the name of the Fund, the account number, and the investor’s name so that monies can be correctly applied. If you wish to wire money to make an investment in the Fund, please call the Fund at [●] for wiring instructions. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for the full amount of the shares to be purchased for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. The Fund will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares. Your bank may charge you a fee for wiring same-day funds. The bank should transmit funds by wire to:

ABA #: (number provided by calling toll-free number above)

Credit: [●]

Account #: (number provided by calling toll-free number above)

Further Credit:

Basquet Global Debt Fund

(shareholder registration)

(shareholder account number)

All shares will be purchased at the NAV per share next determined after the Fund has accepted your completed application and received funding of the purchase. Receipt of funds by the Fund before 4:00 p.m. (Eastern time) will be processed on that same day at that day’s NAV per share. Funds received after 4:00 p.m. (Eastern time) will be processed on the next business day.

By Wire – Subsequent Investments

Subsequent investments may only be made by wire. Please call the Fund at [●] for wiring instructions. Before sending a wire, investors must contact the Transfer Agent to advise them of their intent to wire funds. Wired funds for an investment received prior to 4:00 p.m. Eastern time on any business day will receive that day’s NAV. The Fund and its agents, including the Transfer Agent and Custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions. The Fund reserves the right to reject wires sent without prior notice to the Transfer Agent.

Peer-to-Peer Transactions

Shares can be transferred in peer-to-peer transactions, and a complete record of such transactions is viewable on Algorand. Although records of peer-to-peer transactions are viewable on Algorand, record and beneficial ownership of the Fund’s shares is reflected on the records of the Transfer Agent. The Transfer Agent’s records constitute the official shareholder records and govern the record ownership of shares in all circumstances.

Peer-to-peer transactions do not have to occur at NAV and there is no minimum number of shares that can be transferred in a peer-to-peer transaction. The Fund will publish its NAV daily on the Fund’s website, but there is no requirement for peer-to-peer transactions to occur at NAV. Instead, individual participants in peer-to-peer transactions on the Algorand blockchain will negotiate the price at which such transactions will occur and the number of shares that will transfer. Using blockchain in this fashion is relatively new and untested in the closed-end fund market. The Fund therefore anticipates that there will initially be limited to no liquidity in the shares due to low or no volume in peer-to-peer transactions on which to base the value of a share. Investors should therefore initially expect greater price volatility in the secondary market than would be the case if the shares had greater liquidity.

Fund Closings

The Fund may close at any time to new investments and, during such closings, only the reinvestment of dividends by existing shareholders will be permitted. The Fund may re-open to new investment and subsequently close again to new investment at any time at the discretion of the Adviser. During the time the Fund is closed to new investments, Fund shareholders will continue to be able to participate in periodic repurchase offers.

LEGAL MATTERS

Certain legal matters regarding the validity of the shares offered hereby will be passed upon for the Fund by [●]. Dechert LLP, 650 Town Center Drive, Suite 700, Costa Mesa, CA 92626 is counsel to the Fund and has represented the Fund in connection with this registration statement.

ANTI-MONEY LAUNDERING/KNOW YOUR CUSTOMER

As part of the Fund’s effort to prevent money laundering and terrorist financing, the Fund will delegate the administration of AML/KYC policies and procedures to the Transfer Agent. Each potential investor will be required to open an account with the Transfer Agent and must pass AML/KYC review by the Transfer Agent before the potential investor may receive any shares of the Fund. The Transfer Agent will require a detailed verification of a current shareholder’s or a new investor’s identity, any beneficial owner underlying the account and the source of the payment for the shares in connection with such program. By successfully completing this process an investor will be “whitelisted” and approved for holding shares.

The Board, the Fund or its delegate reserves the right to request such information as is necessary to verify the identity of a shareholder or investor, including documents to verify identity or contemporaneous photographic evidence, and the underlying beneficial owner of a shareholder’s shares. Once the identity of a potential investor is verified, the Transfer Agent will investigate such potential investor’s compliance with applicable AML/KYC laws. In the event of delay or failure by the shareholder or investor to produce any information required for verification purposes, the Fund may refuse to accept or delay the acceptance of payment for the shares or may require the repurchase of any such shareholder’s shares in the Fund. The Fund may suspend the payment of repurchase proceeds of a shareholder if the Fund reasonably deems it necessary to do so to comply with applicable AML/KYC laws or the laws, regulations, or executive orders administered by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), or other laws or regulations by any person in any relevant jurisdiction. The Fund may take one or more of the foregoing actions through a service provider that has agreed to provide AML/KYC services to the Fund.

Each shareholder or investor shall be required to make such representations to the Transfer Agent as the Fund shall require in connection with the Fund’s AML/KYC and OFAC programs, including, without limitation, representations that the shareholder or investor (or any person controlling or controlled by the shareholder; if the shareholder is a privately held entity, any person having a beneficial interest in the shareholder; or any person for whom the shareholder is acting as agent or nominee in connection with the investment) is not (i) an individual or entity named on any available lists of known or suspected terrorists, terrorist organizations or of other sanctioned persons issued by the United States government and the government(s) of any jurisdiction(s) in which the Fund is doing business, including the List of Specially Designated Nationals and Blocked Persons administered by OFAC as such list may be amended from time to time; (ii) an individual or entity otherwise prohibited by the OFAC sanctions programs; or (iii) a current or former senior foreign political figure or politically exposed person, or an immediate family member or close associate of such an individual. Further, such shareholder or investor must represent that it is not a prohibited foreign shell bank. Such shareholder or investor will also be required to represent to the Transfer Agent that amounts contributed by it to the Fund were not directly or indirectly derived from activities that may contravene U.S. federal, state or international laws and regulations, including, without limitation, any applicable anti-money laundering laws and regulations.

Each shareholder or investor agrees to notify the Fund promptly in writing should it become aware of any change in the information set forth in its representations. The shareholder or investor is advised that, by law, the Fund may be obligated to “block” (i.e., freeze) the account of such shareholder, either by prohibiting additional investments from the shareholder or investor, declining to repurchase shares from the shareholder or investor, suspending the payment of repurchase proceeds payable to the shareholder or investor or segregating the assets in the account in compliance with governmental regulations. The Transfer Agent or the Fund may also be required to report such action and to disclose the shareholder’s or investor’s identity to OFAC or other applicable governmental and regulatory authorities. If any block on the account or suspension occurs, an investor is removed from the Fund’s “whitelisted” investors.

REPORTS TO SHAREHOLDERS

The Fund will send to its shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate annual and semi-annual reports by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household. Once implemented, a shareholder must call [●] to discontinue householding and request individual copies of these documents. Once the Fund receives notice to stop householding, individual copies will be sent beginning thirty days after receiving your request. This policy does not apply to account statements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[●] has been appointed the independent registered public accounting firm for the Fund. The audited financial statements of the Fund as of and for the period ended [●] included in the SAI have been so included in reliance on the report of [●], independent registered public accounting firm, given on the authority of the firm as experts in auditing and accounting [●] is located at [●].

ADDITIONAL INFORMATION

The prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC (file No. 333-[●]). The complete Registration Statement may be obtained from the SEC at www.sec.gov. See the cover page of this prospectus for information about how to obtain a paper copy of the Registration Statement without charge.

PRIVACY NOTICE

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Assets ● Retirement Assets ● Transaction History ● Checking Account Information	● Purchase History ● Account Balances ● Account Transactions ● Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?

For our everyday business purposes -
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureau	Yes	No
For our marketing purposes –
to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies
	No	We don’t share
For our affiliates’ everyday business purposes –
information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes –
information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you
	No	We don’t share

Questions? Call [●]

Who we are

Who is providing this notice?	The Fund

What we do

How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

●  Open an account

●  Provide account information

●  Give us your contact information

●  Make deposits or withdrawals from your account

●  Make a wire transfer

●  Tell us where to send the money

●  Tells us who receives the money

●  Show your government-issued ID

●  Show your driver’s license

We also collect your personal information from other companies.

Federal law gives you the right to limit only

●  Sharing for affiliates’ everyday business purposes – information about your creditworthiness

●  Affiliates from using your information to market to you

●  Sharing for nonaffilates to market to you State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share with our Affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ● The Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Fund does not jointly market.

PRELIMINARY PROSPECTUS

Basquet Global Debt Fund

Maximum Offering of [●]

Shares of Beneficial Interest

[●]

Distributor

[●]

You should rely only on the information contained in this prospectus. The Fund has not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION MAY 6, 2021

STATEMENT OF ADDITIONAL INFORMATION

Basquet Global Debt Fund

Principal Executive Offices

8960 Spanish Ridge Avenue

Las Vegas, NV 89148

(747) 220-6623

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI should be read in conjunction with the prospectus of Basquet Global Debt Fund (the “Fund”), dated [●] (the “Prospectus”), as it may be supplemented from time to time. The Prospectus is hereby incorporated by reference into this SAI (legally made a part of this SAI). Capitalized terms used but not defined in this SAI have the meanings given to them in the Prospectus. This SAI does not include all information that a prospective investor should consider before purchasing the Fund’s securities.

You should obtain and read the Prospectus and any related Prospectus supplement prior to purchasing any of the Fund’s securities. A copy of the Prospectus may be obtained without charge by calling the Fund toll-free at [●] or by visiting the Fund’s website at [●]. Information on the website is not incorporated herein by reference. The Fund’s filings with the SEC are also available to the public on the SEC’s Internet web site at www.sec.gov.

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GENERAL INFORMATION AND HISTORY

The Basquet Global Debt Fund is a continuously offered, diversified, closed-end management investment company that intends to operate as an interval fund. The Fund intends to qualify and thereafter operate as a regulated investment company (“RIC”). Accordingly, the Fund will be required to comply with certain asset diversification tests at the end of each quarter of each of its taxable years.

The Fund was organized as a Delaware statutory trust on February 4, 2021. The Fund’s principal office is located at 8960 Spanish Ridge Avenue, Las Vegas, NV 89148, and its telephone number is (747) 220-6623. The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund’s investment objective is to seek to provide current income consistent with preservation of capital. The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees of the Fund (each member a “Trustee” and collectively, the “Board”) without shareholder approval. Shareholders will, however, receive at least 60 days’ prior notice of any change in this investment objective. There is no guarantee that the Fund will meet its investment objective.

Fundamental Policies

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (the “shares”), are listed below. For the purposes of this SAI, “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of shareholders, duly called, (a) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less. The Fund may not:

(1)

Borrow money, except that the Fund shall be able to borrow money from a bank, provided the Fund maintains asset coverage of at least 300% for all such borrowings, or borrow up to 5 percent of the value of the Fund’s assets for temporary purposes, as provided in Section 18 of the Investment Company Act of 1940, as amended (the “1940 Act”).

(2)

Issue or sell senior securities, as defined in Section 18 of the 1940 Act, unless, immediately after the issuance or sale, a class of senior securities that represents indebtedness has asset coverage of at least 300 percent and a class of senior equity securities has asset coverage of at least 200 percent.

(3)

Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the disposition of its portfolio securities. The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public).

(4)

Invest 25% or more of the value of its total assets in the securities of companies or entities engaged in any one industry or group of industries. This limitation does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities.

(5)

Purchase or sell commodities, unless acquired as a result of ownership of securities or other investments, except that the Fund may purchase and sell forward and futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by or linked to commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(6)

Make loans to others, except (a) where each loan is represented by a note executed by the borrower, (b) through the purchase of debt securities in accordance with its investment objective and policies, (c) to the extent the entry into a repurchase agreement, in a manner consistent with the Fund’s investment policies or as otherwise permitted under the 1940 Act, is deemed to be a loan, and (d) by loaning portfolio securities.

(7)

The Fund may not purchase or sell real estate, except that a Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) hold for prompt sale, real estate or interests in real estate to which it may gain an ownership interest through the forfeiture of collateral securing loans or debt securities held by it.

In addition, the Fund has adopted a fundamental policy that it will make quarterly repurchases offers for no less than for 5% and up to 25% of the Fund’s shares outstanding at net asset value (“NAV”) less any repurchase fee, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th is not a business day.

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If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments resulting from changes in the value of the Fund’s total assets will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Non-Principal Investment Strategies

Bank Loans.   Bank loans, also referred to as leveraged loans, generally are negotiated between a borrower and several financial institutional lenders represented by one or more lenders acting as agent of all the lenders. The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the loan and the rights of the borrower and the lenders, monitoring any collateral, and collecting principal and interest on the loan. By investing in a loan, the Fund becomes a member of a syndicate of lenders. Certain bank loans are illiquid, meaning the Fund may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. To the extent a bank loan has been deemed illiquid, it will be subject to the Fund’s restrictions on investment in illiquid securities. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Bank loans are subject to the risk of default. Default in the payment of interest or principal on a loan will result in a reduction of income to the Fund, a reduction in the value of the loan, and a potential decrease in an Fund’s NAV. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates.

Bank loans are subject to the risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments. However, because bank loans reside higher in the capital structure than high yield bonds, default losses have been historically lower in the bank loan market. Bank loans that are rated below investment grade share the same risks of other below investment grade securities.

Borrowing.  The Fund may borrow money from banks (including its custodian bank) or from other lenders to the extent permitted under applicable law. The 1940 Act requires the Fund to maintain asset coverage of at least 300% for all such borrowings. If at any time such asset coverage should fall below 300%, the Fund would be required to reduce its borrowings within three days to the extent necessary to meet the requirements of the 1940 Act. The Fund will not make any borrowing that would cause its outstanding borrowings to exceed one-third of the value of its total assets. To reduce its borrowings, the Fund might be required to sell securities at a time when it would be disadvantageous to do so. In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by the Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.

Derivatives.  The Fund may invest in derivatives, primarily swaps, options and futures contracts on securities interest rates, non-physical commodities and/or currencies, as substitutes for direct investments the Fund can make. The Fund may also use derivatives such as swaps, options (including options on futures), futures, and currency transactions (e.g., currency swaps, futures and forwards) to any extent deemed by the Adviser and/or Subadviser to be in the best interest of the Fund, and to the extent permitted by the 1940 Act to hedge various instruments for risk management and speculative purposes. The Fund may employ currency hedges (either in the forward or options markets) in certain circumstances to reduce currency risk on investments in assets in currencies.

Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset or market index. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument’s price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances lead to significant losses. Tax considerations may limit a Fund’s ability to invest in certain derivatives.

Digital Assets.  The Fund will not invest directly in digital securities or other digital assets.

Futures Contracts and Related Options.   To the extent consistent with applicable law, the Fund may invest in futures contracts on, among other things, individual equity securities, securities indices, interest rates, currencies, non-physical commodities, and inflation indices. The sale of a futures contract creates an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (“initial margin”). It is expected that the initial margin that the Fund will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial

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margin payment. Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying security or other asset). Some futures contracts, however, are cash settled, which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract.

Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Futures contracts and related options involve costs and may result in losses in excess of the amount invested in the futures contract or related option. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the instrument underlying the futures contract, such as when a futures contract on one security or commodity is used to hedge a different security or commodity or when a futures contract in one currency is used to hedge a security denominated in another currency. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be protected, the Fund may realize a loss on the futures contract and/or on the portfolio position intended to be protected. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater amount than the hedged investments if the volatility of the price of the hedged investments is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged investments is historically less than that of the futures contract.

The Fund’s ability to engage in the futures and options on futures strategies depends on the liquidity of the markets in those instruments. Trading interest in various types of futures and options on futures cannot be predicted. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively. In addition, there can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or option on a futures contract position, and that Fund would remain obligated to meet margin requirements until the position is closed. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day.

A fund that purchases or sells a futures contract is only required to deposit initial and variation margin as required by relevant regulations and the rules of the contract market. Because the purchase of a futures contract obligates the Fund to purchase the underlying security or other instrument at a set price on a future date, the Fund’s net asset value will fluctuate with the value of the security or other instrument as if it were already in the Fund’s portfolio. Futures transactions have the effect of investment leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract. If a Fund combines short and long positions, in addition to possible declines in the values of its investment securities, the Fund will incur losses if the index underlying the long futures position underperforms the index underlying the short futures position.

Interest Rate Swaps.  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). The Fund may use interest rate swaps for risk management purposes and as a speculative investment.

Money Market Instruments.  The Fund may invest, for defensive purposes or otherwise, some or all of its assets in high quality fixed-income securities, money market instruments and money market mutual funds, or hold cash or cash equivalents in such amounts as the Adviser and/or Subadviser deems appropriate under the circumstances. In addition, the Fund may invest in these instruments pending allocation of its offering proceeds. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Options.  An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price.

The Fund may write (sell) covered call and put options (“covered options”) on stocks, securities, indices, futures contracts, non-physical commodities, and currencies in an attempt to increase income. When the Fund writes a covered call option, it gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the price specified in the option (the “exercise price”) by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund foregoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

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When the Fund writes a covered put option, it gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a “closing purchase transaction.” With respect to writing covered options, the Fund will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may make a “closing sale transaction” which involves liquidating the Fund’s position by selling the option previously purchased. Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When the Fund writes a call option, it will “cover” its obligation by owning and earmarking the underlying security or other assets on the books of the Fund’s custodian. When a Fund writes a put option, it will “cover” its obligation by earmarking assets at the Fund’s custodian.

The Fund may purchase call and put options on any securities in which it may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have an economic gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have an economic loss if the value of the securities remained at or below the exercise price during the option period.

The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund’s portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of a Fund’s portfolio securities. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. Upon exercise, the Fund would ordinarily realize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would realize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The Fund’s activities in options may also be restricted by the requirements of the Code, for qualification as a RIC.

Short-Term Trading.  Short-term trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income of the Fund in order to take advantage of what the Adviser and/or Subadviser believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the turnover rate of the Fund and its transaction costs, and could result in higher taxes for shareholders if Fund shares are held in a taxable account.

Short-Term Debt Securities; Temporary Defensive Position.  During periods in which the Adviser and/or Subadviser determines that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so or pending reinvestment of proceeds received in connection with the sale of a portfolio security or the issuance of additional securities or borrowing money by the Fund, all or any portion of the Fund’s assets may be invested in cash or cash equivalents. The Adviser’s and/or Subadviser’s determination that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund’s investment strategy is extremely limited or absent. In such a case, the market price of the Fund’s shares may be adversely affected, and the Fund may not pursue or achieve its investment objective.

Swap Agreements.  Swap agreements may be purchased or sold to obtain investment exposure and/or to hedge against fluctuations in securities prices, currencies, interest rates or market conditions, to change the duration of the overall portfolio or to mitigate default risk. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments, which returns are calculated with respect to a “notional value,” i.e., the designated reference amount of exposure to the underlying instruments. The Fund intends to enter into swaps primarily on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to a swap contract entered into on net basis defaults, the Fund’s risk of loss will consist of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. The Fund will not enter into a swap agreement unless the claims-paying ability of the other party thereto is considered to be an acceptable credit risk to the Fund by the Adviser and/or Subadviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swap instruments are not exchange-listed securities and may be traded only in the over-the-counter market.

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Valuation of Derivative Instruments.  The Fund will seek to value financial instruments on a mark-to-market basis, but may also rely upon valuations provided by third party pricing services, subject to the approval of the Board.

Repurchases and Transfers of Shares

Repurchase Offers.   The Board has adopted a resolution setting forth the Fund’s fundamental policy that it will conduct quarterly repurchase offers (the “Repurchase Offer Policy”). The Repurchase Offer Policy sets the interval between each repurchase offer at one quarter and provides that the Fund shall conduct a repurchase offer each quarter (unless suspended or postponed in accordance with regulatory requirements). The Repurchase Offer Policy also provides that the repurchase pricing shall occur not later than the 14th day after the Repurchase Request Deadline or the next business day if the 14th day is not a business day. The Fund’s Repurchase Offer Policy is fundamental and cannot be changed without shareholder approval. The Fund may, for the purpose of paying for repurchased shares, be required to liquidate portfolio holdings earlier than the Adviser would otherwise have liquidated these holdings. Such liquidations may result in losses, and may increase the Fund’s portfolio turnover.

Repurchase Offer Policy Summary of Terms.

1.

The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act, as that rule may be amended from time to time. Rule 23c-3 establishes requirements that closed-end funds must follow when making repurchase offers to their shareholders.

2.	The repurchase offers will be made in March, June, September and December of each year.

3.

The Fund must receive repurchase requests submitted by shareholders in response to the Fund’s repurchase offer within 21 to 42 days of the date the repurchase offer is made (or the preceding business day if the New York Stock Exchange is closed on that day), as specified by the Fund (the “Repurchase Request Deadline”).

4.

The maximum time between the Repurchase Request Deadline and the next date on which the Fund determines the NAV applicable to the purchase of shares (the “Repurchase Pricing Date”) is 14 calendar days (or the next business day if the fourteenth day is not a business day).

The Fund may not condition a repurchase offer upon the tender of any minimum amount of shares. The Fund may deduct from the repurchase proceeds only a repurchase fee that is paid to the Fund and is reasonably intended to compensate the Fund for expenses directly related to the repurchase. The repurchase fee may not exceed 2% of the proceeds. However, the Fund does not currently charge a repurchase fee. Prior to implementing any such repurchase fee, the Fund would seek Board approval of the implementation and amount of such fee and would update the Fund’s registration statement to disclose the effect such fee would have on the Fund’s fees and expenses, consistent with the requirements of rules, regulations and forms adopted by the SEC.

The Fund may rely on Rule 23c-3 only so long as the Board satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act.

Procedures.  All periodic repurchase offers must comply with the following procedures:

Repurchase Offer Amount.  Each quarter, the Fund may offer to repurchase at least 5% and no more than 25% of the Fund’s outstanding shares on the Repurchase Request Deadline (the “Repurchase Offer Amount”). The Board shall determine the quarterly Repurchase Offer Amount.

Shareholder Notification.  Approximately thirty days (but no less than 21 days or more than 42 days) before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification (“Shareholder Notification”) providing the following information:

1.	A statement that the Fund is offering to repurchase its shares from shareholders at NAV;

2.	Any fees applicable to such repurchase, if any;

3.	The Repurchase Offer Amount;

4.

The dates of the Repurchase Request Deadline, Repurchase Pricing Date, and the date by which the Fund must pay shareholders for any shares repurchased (which shall not be more than seven days after the Repurchase Pricing Date) (the “Repurchase Payment Deadline”);

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5.	The risk of fluctuation in NAV between the Repurchase Request Deadline and the Repurchase Pricing Date, and the possibility that the Fund may use an earlier Repurchase Pricing Date;

6.	The procedures for shareholders to request repurchase of their shares and the right of shareholders to withdraw or modify their repurchase requests until the Repurchase Request Deadline;

7.	The procedures under which the Fund may repurchase such shares on a pro rata basis if shareholders tender more than the Repurchase Offer Amount;

8.	The circumstances in which the Fund may suspend or postpone a repurchase offer;

9.	The NAV of the shares computed no more than seven days before the date of the notification and the means by which shareholders may ascertain the NAV thereafter; and

10.	The market price, if any, of the shares on the date on which such NAV was computed, and the means by which shareholders may ascertain the market price thereafter.

The Fund must file a Form N-23c-3 (“Notification of Repurchase Offer”) and three copies of the Shareholder Notification with the SEC within three business days after sending the notification to shareholders.

Notification of Beneficial Owners.  Where the Fund knows that shares subject to a repurchase offer are held of record by a broker, dealer, voting trustee, bank, association or other entity that exercises fiduciary powers in nominee name or otherwise, the Fund must follow the procedures for transmitting materials to beneficial owners of securities that are set forth in Rule 14a-13 under the Exchange Act.

Repurchase Requests.  Repurchase requests must be submitted by shareholders by the Repurchase Request Deadline. The Fund shall permit repurchase requests to be withdrawn or modified at any time until the Repurchase Request Deadline, but shall not permit repurchase requests to be withdrawn or modified after the Repurchase Request Deadline.

Repurchase Requests in Excess of the Repurchase Offer Amount.  If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund shall repurchase the shares tendered on a pro rata basis. This policy, however, does not prohibit the Fund from:

1.

Accepting all repurchase requests by persons who own, beneficially or of record, an aggregate of not more than 100 shares and who tender all of their stock for repurchase, before prorating shares tendered by others, or

2.

Accepting by lot shares tendered by shareholders who request repurchase of all shares held by them and who, when tendering their shares, elect to have either (i) all or none or (ii) at least a minimum amount or none accepted, if the Fund first accepts all shares tendered by shareholders who do not make this election.

Suspension or Postponement of Repurchase Offers.  The Fund shall not suspend or postpone a repurchase offer except pursuant to a vote of a majority of the Board, including a majority of the Trustees who are not interested persons of the Fund, and only:

1.	If the repurchase would cause the Fund to lose its status as a RIC under Subchapter M of the Internal Revenue Code of 1986 (the “Code”);

2.

For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary week-end and holiday closings, or during which trading in such market is restricted;

3.

For any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

4.	For such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

If a repurchase offer is suspended or postponed, the Fund shall provide notice to shareholders of such suspension or postponement. If the Fund renews the repurchase offer, the Fund shall send a new Shareholder Notification to shareholders.

Computing Net Asset Value.  The Fund’s current NAV shall be computed on each business day. Currently, the Board has determined that the Fund’s NAV shall be determined daily following the close of the New York Stock Exchange. The Fund’s NAV need not be calculated on customary national, local, and regional business holidays described or listed in the Prospectus.

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Liquidity Requirements.  From the time the Fund sends a Shareholder Notification to shareholders until the Repurchase Pricing Date, a percentage of the Fund’s assets equal to at least 100% of the Repurchase Offer Amount (the “Liquidity Amount”) shall consist of assets that individually can be sold or disposed of in the ordinary course of business, at approximately the price at which the Fund has valued the investment, within a period equal to the period between a Repurchase Request Deadline and the Repurchase Payment Deadline, or of assets that mature by the next Repurchase Payment Deadline. This requirement means that individual asset must be salable under these circumstances. It does not require that the entire Liquidity Amount must be salable. In the event that the Fund’s assets fail to comply with this requirement, the Board shall cause the Fund to take such action as it deems appropriate to ensure compliance.

Liquidity Policy.  The Board may delegate day-to-day responsibility for evaluating liquidity of specific assets to the Adviser, but shall continue to be responsible for monitoring the Adviser’s performance of its duties and the composition of the portfolio. Accordingly, the Board has approved the following policy that is reasonably designed to ensure that the Fund’s portfolio assets are sufficiently liquid so that the Fund can comply with its fundamental policy on repurchases and comply with the liquidity requirements in the preceding paragraph.

1.	In evaluating liquidity, the following factors are relevant, but not necessarily determinative:

(a)	The frequency of trades and quotes for the security.

(b)	The number of dealers willing to purchase or sell the security and the number of potential purchasers.

(c)	Dealer undertakings to make a market in the security.

(d)	The nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

(e)	The size of the Fund’s holdings of a given security in relation to the total amount of outstanding of such security or to the average trading volume for the security.

2.

If market developments impair the liquidity of a security, the Adviser should review the advisability of retaining the security in the portfolio. The Adviser should report to the basis for its determination to retain a security at the next Board meeting.

3.	The Board shall review the overall composition and liquidity of the Fund’s portfolio on a quarterly basis.

4.	These procedures may be modified as the Board deems necessary.

Registration Statement Disclosure.  The Fund’s registration statement must disclose its intention to make or consider making such repurchase offers.

Annual Report Disclosure.  The Fund shall include in its annual report to shareholders, covering the Fund’s fiscal year ending December 31, the following:

1.	Disclosure of its fundamental policy regarding periodic repurchase offers.

2.	Disclosure regarding repurchase offers by the Fund during the period covered by the annual report, which disclosure shall include:

(a)	the number of repurchase offers,

(b)	the repurchase offer amount and the amount tendered in each repurchase offer,

(c)	and the extent to which in any repurchase offer the Fund repurchased stock.

Advertising.  The Fund, or any underwriter for the Fund, must comply, as if the Fund were an open-end company, with the provisions of Section 24(b) of the 1940 Act and the rules thereunder and file, if necessary, with FINRA or the SEC any advertisement, pamphlet, circular, form letter, or other sales literature addressed to or intended for distribution to prospective investors.

7

Escheatment Laws

Certain state escheatment laws may require the Fund to turn over shareholder accounts as abandoned property to the state listed on an account registration unless a shareholder contacts the Fund. Many states have added “inactivity” or the absence of customer initiated contact as a component of their rules and guidelines for the escheatment of unclaimed property. These states consider property to be abandoned when there is no shareholder initiated activity on an account for at least three (3) to five (5) years. Until such time as states revise their rules to enable them to receive digital securities, the Fund intends to monetize any shares subject to escheatment and to submit the cash value of such shares to state regulators. The Fund will engage in discussions with state regulators if and when escheatment is implicated with respect to any shareholder account to determine if the state in question can receive digital shares. The Fund will not be liable to shareholders or their representatives for good faith compliance with escheatment laws. Shareholders should consult his or her state’s escheatment laws.

MANAGEMENT OF THE FUND

The Board has overall responsibility for the oversight of the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The business of the Fund is managed under the direction of the Board in accordance with the [Agreement and Declaration of Trust] and the Fund’s Bylaws (the “Governing Documents”), each as amended from time to time, which have been filed with the SEC and are available upon request.

The Board consists of [●] individuals, [●] of whom are not “interested persons” (as defined under the 1940 Act) of the Fund, the Adviser, Subadviser or the Distributor (“Independent Trustees”). [The Independent Trustees are represented by counsel meeting the independence requirements of Rule 0-1(a) (6) under the 1940 Act.] Interested persons generally include affiliates, immediate family members of affiliates, any partner or employee of the Fund’s legal counsel, and any person who has engaged in portfolio transactions for the Fund or who has loaned the Fund money or property within the previous six months (“Interested Trustees”). Pursuant to the Governing Documents of the Fund, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Fund and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Fund’s purposes. The Trustees, officers, employees and agents of the Fund, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Trustee Qualifications and Selection Process

Generally, the Fund believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. The Fund seeks trustees who are experienced in financial services, including, but not limited to, accounting, auditing, treasury management, financial operations, banking, insurance, fixed income investments, blockchain technology, investment management and legal, and who have had senior-level experience at financial services organizations or in a finance-related department of a non-financial organization.

The Fund does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The Board is responsible for the oversight of the management of the Fund, including general supervision and review of the investment activities of the Fund. The Board, in turn, elects the officers of the Fund, who are responsible for administering the day-to-day operations of the Fund. Unless otherwise indicated in the table below, the address of each Trustee and officer of the Fund is c/o [●]. Additional information about the Trustees and officers of the Fund is provided in the table below.

Name, Address and Age*	Position(s) with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Basquet Funds Complex Overseen by the Trustee**	Other Directorships/ Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership During the Past Five Years

INDEPENDENT TRUSTEES

8

INTERESTED TRUSTEES

Officers

Name, Address and Age*	Position/Term of Office**	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years

*	The address for each Trustee and Officer is c/o Basqet LLC, 8960 Spanish Ridge Avenue, Las Vegas, NV 89148.
**	The “Basquet Funds Complex” consists of [●].

Additional Information about the Trustees.

[●]

Audit and Qualified Legal Compliance Committee. The members of the Audit and Qualified Legal Compliance Committee (the “Audit Committee”) are [●], each of whom is independent for purposes of the 1940 Act. [●] serves as Chairman of the Audit Committee. The Audit Committee is responsible for approving the Fund’s independent accountants, reviewing with the Fund’s independent accountants and the plans and results of the audit engagement, approving professional services provided by the Fund’s independent accountants, reviewing the independence of the Fund’s independent accountants and reviewing the adequacy of the Fund’s internal accounting controls. The Audit Committee is charged with compliance with Rules 205.2(k) and 205.3(c) of Title 17 of the Code of Federal Regulations regarding alternative reporting procedures for attorneys representing the Fund who appear and practice before the SEC on behalf of the Fund. The Audit Committee is also responsible for aiding the Board in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The Board and Audit Committee may use the services of one or more independent valuation firms to help them determine the fair value of these securities. In addition, each member of the Audit Committee meets the current independence and experience requirements of Rule 10A-3 under the Exchange Act. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. As the Fund is newly organized, there have not been any meetings of the Audit Committee held during the last fiscal year.

Board Leadership Structure

The Fund is led by [●], who has served as the Chairman of the Board since the Fund’s inception. Under certain 1940 Act governance guidelines that apply to the Fund, the Independent Trustees will meet in executive session, at least quarterly. Under the Fund’s governing documents, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Fund policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. The Fund believes that the Chairman, and, as an entity, the full Board, provide effective leadership that is in the best interests of the Fund and each shareholder.

The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also completes an annual self-assessment during which it reviews its leadership and committee structure and considers whether its structure remains appropriate in light of the Fund’s current operations. The Board believes that its leadership structure, including the current percentage of the Board who are Independent Trustees is appropriate given its specific characteristics. These characteristics include: (i) the extent to which the work of the Board is conducted through the standing committees, each of whose meetings are chaired by an Independent Trustee; and (ii) the extent to which the Independent Trustees meet as needed in the absence of members of management and any member of the Board who is considered an “interested person” of the Fund.

Board Oversight of Risk Management

The Board’s role is one of oversight, rather than active management. This oversight extends to the Fund’s risk management processes. These processes are embedded in the responsibilities of officers of, and service providers to, the Fund. For example, the Adviser, Subadviser and other service providers to the Fund are primarily responsible for the management of the Fund’s investment risks. The Board has not established a formal risk oversight committee. However, much of the regular work of the Board and its standing committees addresses aspects of risk oversight. For example, the Trustees seek to understand the key risks facing the Fund, including those involving conflicts of interest; how management identifies and monitors these risks on an ongoing basis; how management develops and implements controls to mitigate these risks; and how management tests the effectiveness of those controls.

In the course of providing that oversight, the Board will receive a wide range of reports on the Fund’s activities from the Adviser, Subadviser and other service providers, including reports regarding the Fund’s investment portfolio, the compliance of the Fund with

9

applicable laws, and the Fund’s financial accounting and reporting. The Board will also meet periodically with the Fund’s Chief Compliance Officer to receive reports regarding the compliance of the Fund with the federal securities laws and the Fund’s internal compliance policies and procedures and meets with the Fund’s Chief Compliance Officer periodically, including at least annually, to review the Chief Compliance Officer’s annual report. The Board’s Audit Committee will also meet regularly with the Chief Financial Officer and Treasurer and the Fund’s independent public accounting firm to discuss, among other things, the internal control structure of the Fund’s financial reporting function. The Board will also meet periodically with the portfolio managers of the Fund to receive reports regarding the management of the Fund, including its investment risks.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. The Board is also aware that reports received by the Trustees with respect to risk management matters are typically summaries of the relevant information, and that the processes, procedures and controls employed to address risks may be limited in their effectiveness. As a result of the foregoing and other factors, risk management oversight by the Board and by the Audit Committee is subject to substantial limitations.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund and the aggregate dollar range of equity securities owned by the Trustees in all funds overseen by the Trustees in the Basquet Funds Complex as of [●].

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities(1) in Any RIC(2) Overseen by Trustee in Family of Investment Companies(3)
Interested Trustees

Independent Trustees

(1)	Based on market value as of [●].
(2)	The “Basquet Funds Complex” consists of [●].
(3)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over $100,000.

Compensation

The executive officers of the Fund and Interested Trustees receive no direct remuneration from the Fund. Each Independent Trustee receives an annual retainer of $[●] payable in quarterly installments and allocated among each portfolio in the Basquet Funds Complex based on relative net assets. Independent Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings. The Independent Trustees do not receive any separate compensation in connection with service on committees or for attending Board or Audit Committee meetings. The Trustees do not have any pension or retirement plan.

The table below details the amount of compensation the Trustees are expected to receive from the Fund during the current fiscal year. The Fund does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex(1) Paid to Trustees
Interested Trustees
	N/A	N/A	N/A	N/A

Independent Trustees

(1)	The “Basquet Funds Complex” consists of [●].

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CODES OF ETHICS

The Fund and the Adviser and Subadviser have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. The codes of ethics are available on the EDGAR Database on the SEC’s web site (www.sec.gov).

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated the voting of proxies for Fund securities to the Adviser pursuant to the Adviser’s proxy voting policies and procedures. Under these policies and procedures, the Adviser will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. A copy of the Adviser’s proxy voting policies and procedures is attached as Appendix A to this Statement of Additional Information. The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling [●] and (ii) on the SEC’s web site (www.sec.gov).

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. A control person may be able to determine the outcome of a matter put to a shareholder vote.

As of [●], the Fund’s trustees and officers owned in the aggregate [●]% of the outstanding shares of the Fund. As of [●], the name, address and percentage of ownership of each entity or person that owned of record or beneficially 5% or more of the outstanding shares of the Fund were as follows:

Shares of Beneficial Interest
Name & Address	Percentage of Fund’s Outstanding Shares

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser and Subadviser

Basquet LLC, which serves as Adviser to the Fund, [is registered with the SEC as an investment adviser under the Advisers Act]. The Adviser’s primary offices are located at 8960 Spanish Ridge Avenue, Las Vegas, NV 89148. Collectively, the Adviser’s affiliates manage approximately $[●] in assets as of [●].

Valkyrie Funds LLC serves as the Fund’s investment subadviser. The Subadviser’s primary offices are located at 100 Crescent Court, Floor 7, Dallas TX.

Pursuant to a management agreement with the Fund (the “Management Agreement”), the Adviser is responsible for the management of the Fund’s portfolio. In return for its investment advisory services, the Fund pays the Adviser a fee at the annual rate of [●]% of the average daily value of the Fund’s net assets.

The Adviser will review the performance of the Subadviser and make recommendations to the Board with respect to the retention of subadvisers and the renewal of contracts.

The Adviser also performs certain non-investment advisory administrative, accounting, operations, legal, compliance and other services on behalf of the Fund, and in accordance with the Management Agreement, the Fund reimburses the Adviser for costs and expenses (including overhead and personnel costs) associated with such services. Administrative services performed by the Adviser in exchange for these reimbursements from the Fund are in addition to services performed by the Fund’s principal third-party administrator, custodian, fund accounting agent, and transfer agent and in addition to services of other third-party middle- and back-office service providers. Accordingly, the costs to the Fund are likewise in addition to the costs incurred in retaining those other service providers. Those reimbursements comprise a portion of the “Other Expenses” in the fees and expenses table in the Prospectus.

The management services of the Adviser to the Fund are not exclusive under the terms of the Management Agreement and the Adviser is free to, and does, render management services to others.

The Management Agreement provides that the Adviser will not be liable for any error of judgment by the Adviser or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period

11

and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Adviser or the Fund by the Board of Trustees or vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) upon not more than 60 days’, nor less than 30 days’, written notice. The Management Agreement will have an initial term of two years, and continue in effect thereafter only so long as such continuance is specifically approved at least annually by the Board of Trustees in accordance with the requirements of the 1940 Act.

Valkyrie has entered into a subadvisory agreement with Basquet relating to the Fund (the “Subadvisory Agreement”). The Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. For its services under the Subadvisory Agreement, the Adviser pays the Subadviser a monthly fee at the annual rate of [●]% of the average daily value of the Fund’s net assets (including assets attributable to such leverage) managed by the Subadviser. No advisory fee will be paid by the Fund directly to the Subadviser.

Under the Subadvisory Agreement, the Subadviser, subject to the supervision of the Adviser, is responsible for managing the assets of the Fund in accordance with the Fund’s investment objective, investment strategies and policies. The Subadviser determines what securities and other instruments are purchased and sold for the Fund. The Adviser continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser’s performance of such services. The Subadvisory Agreement provides that the Subadviser will not be liable for any error of judgment by the Subadviser or for any loss suffered by the Fund in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, the Adviser, or the Subadviser upon not more than 60 days’, nor less than 30 days’, written notice. The Subadvisory Agreement will have an initial term of two years, and continue in effect thereafter only so long as such continuance is specifically approved at least annually by the Board of Trustees in accordance with the requirements of the 1940 Act.

A discussion regarding the basis for the Board’s initial approval of the Fund’s Management Agreement and Subadvisory Agreement will be available in the Fund’s initial semi-annual report or annual report to shareholders, whichever comes first.

During periods when the Fund is using leverage, if any, the fees paid to the Subadviser will be higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund’s total net assets (including assets attributable to such leverage).

The Adviser also serves as the Fund’s blockchain administrator under the terms of a Blockchain Administration and Development Agreement (the “Blockchain Administration Agreement”). Under the terms of such agreement, the Adviser is paid a fee calculated at the annual rate of [●]% of the Fund’s average annual net assets. The fee is calculated and accrued daily and payable monthly in arrears.

Conflicts of Interest

The Adviser and Subadviser currently or in the future may provide investment advisory and other services, directly and through affiliates, to various affiliated entities and accounts other than the Fund (“Adviser Accounts”). The Fund has no interest in these activities. The Adviser and Subadviser and the investment professionals, who on behalf of the Adviser and Subadviser provide investment advisory services to the Fund, may be engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Adviser Accounts. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate. Also see “Conflicts of Interest” in the prospectus.

The Adviser may in the future to record the Fund’s shares on an additional blockchain or an alternative blockchain. The Adviser’s decision to continue using the Algorand blockchain or make such change may be influenced by a number of factors, including compensation for developing the necessary smart contracts or other infrastructure required for the shares to be recorded on such network.

Participation in Investment Opportunities

Directors, principals, officers, employees and affiliates of the Adviser and Subadviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser and Subadviser, or by the Adviser and/or Subadviser for the Adviser Accounts that are the same as, different from or made at a different time than, positions taken for the Fund.

PORTFOLIO MANAGERS

Steven McClurg has managed the Fund since its inception in [●].

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As of the date of this SAI, [●] owned [no Fund shares].

Compensation of Portfolio Managers

The Fund’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the relative performance of the Fund and other accounts managed by a portfolio manager measured against an identified peer group.

The principal components of compensation include a base salary, a discretionary bonus and various retirement benefits.

Base compensation. Generally, a portfolio manager will receive base compensation based on his or her seniority and/or position with the Fund, which may include the amount of assets supervised and other management roles within the Fund.

Discretionary compensation. In addition to base compensation, the portfolio manager may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market, as well as participation in incentive plans.

As of [●], Steven McClurg was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts	Total Assets By Account Type (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Registered Investment Companies
Other Pooled Investment Vehicles
Other Accounts

ALLOCATION OF BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the portfolio managers who are an employees of the Subadviser. The Adviser is authorized by the Trustees to allocate the orders placed on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund’s use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

While such services are useful and important in supplementing its own research and facilities, the Adviser believes the value of such services is not determinable and does not significantly reduce its expenses. Any research or other benefits received by the Adviser from a broker-dealer, for transactions where the Fund will be “paying-up” will qualify for the safe harbor provisions under Section 28(e) of the Securities Exchange Act of 1934.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

•	the best net price available;

•	the reliability, integrity and financial condition of the broker or dealer;

•	the size of and difficulty in executing the order; and

•	the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

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Affiliated Party Transactions

The Adviser and Subadviser and their affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers, members, managing general partners or common control. These transactions would be effected in circumstances pursuant to policies adopted by the Trustees pursuant to Rule 17a-7 under the 1940 Act, in which the Adviser and/or Subadviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

If the Adviser and/or Subadviser places Fund trades through an affiliated broker, the trades will be executed under a policy adopted by the Trustees pursuant to Section 17(e) and Rule 17(e)(1) under the 1940 Act which places limitations on the securities transactions effected through affiliates. The policy of the Fund with respect to brokerage is reviewed by the Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

U.S. FEDERAL INCOME TAX MATTERS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to the Fund and to an investment in the Fund’s shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, the summary does not describe certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including shareholders subject to the alternate minimum tax, tax-exempt organizations, insurance companies, dealers in securities, traders in securities that elect to mark-to-market their securities holdings, pension plans and trusts, persons that have a functional currency (as defined in Section 985 of the Code) other than the U.S. dollar and financial institutions. This summary assumes that investors hold shares as capital assets (within the meaning of Section 1221 of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date hereof and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. The Fund has not sought and will not seek any ruling from the IRS regarding any offering of securities. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if the Fund invested in tax-exempt securities or certain other investment assets. For purposes of this discussion, references to “dividends” are to dividends within the meaning of the U.S. federal income tax laws and associated regulations and may include amounts subject to treatment as a return of capital under section 19(a) of the 1940 Act.

A “U.S. shareholder” is a beneficial owner of the Fund’s shares that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•

a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust if either a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust was in existence on August 20, 1996, was treated as a U.S. person prior to that date, and has made a valid election to be treated as a U.S. person.

A “non-U.S. shareholder” is a beneficial owner of shares that is not a U.S. shareholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective investor that is a partner in a partnership that will hold shares should consult its tax advisors with respect to the purchase, ownership and disposition of shares.

Tax matters are very complicated and the tax consequences to an investor of an investment in shares will depend on the facts of his, her or its particular situation. The Adviser encourages investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.

Election to Be Taxed as a RIC

The Fund intends to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that the Fund timely distributes to the shareholders as dividends. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, the Fund must distribute to the shareholders, for each taxable year, dividends of an amount at least equal to 90% of our “investment company taxable income,” which is generally the Fund’s net ordinary income plus the

14

excess of realized net short-term capital gains over realized net long-term capital losses and determined without regard to any deduction for dividends paid (the “Annual Distribution Requirement”). Although not required to maintain the Fund’s RIC tax status, in order to preclude the imposition of a 4% nondeductible federal excise tax imposed on RICs, the Fund must distribute to its shareholders in respect of each calendar year dividends of an amount at least equal to the sum of (1) 98% of its net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of the excess (if any) of its realized capital gains over its realized capital losses, or capital gain net income (adjusted for certain ordinary losses), generally for the one-year period ending on October 31 of the calendar year and (3) the sum of any net ordinary income plus capital gains net income for preceding years that were not distributed during such years and on which the Fund paid no federal income tax (the “Excise Tax Avoidance Requirement”).

Taxation as a RIC

If the Fund qualifies as a RIC and satisfies the Annual Distribution Requirements, then the Fund will not be subject to U.S. federal income tax on the portion of the Fund’s investment company taxable income and net capital gain, defined as net long-term capital gains in excess of net short-term capital losses, the Fund distributes to shareholders. As a RIC, the Fund will be subject to U.S. federal income tax at regular corporate rates on any net income or net capital gain not distributed as dividends to the shareholders.

In order to qualify as a RIC for U.S. federal income tax purposes, the Fund must, among other things:

•	qualify to be regulated as a BDC under the 1940 Act at all times during each taxable year;

•

derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to its business of investing in such stock or securities, and net income derived from interests in “qualified publicly traded partnerships” (partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends and other permitted RIC income) (the “90% Income Test”); and

•	diversify the Fund’s holdings so that at the end of each quarter of the taxable year:

○

at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of the issuer; and

○

no more than 25% of the value of the Fund’s assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by the Fund and that are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

•	The Fund may invest in partnerships, including qualified publicly traded partnerships, which may result in the Fund being subject to state, local or foreign income, franchise or other tax liabilities.

In addition, as a RIC the Fund is subject to ordinary income and capital gain distribution requirements under U.S. federal excise tax rules for each calendar year or the Excise Tax Avoidance Requirement. If the Fund does not meet the required distributions it will be subject to a 4% nondeductible federal excise tax on the undistributed amount. The failure to meet the Excise Tax Avoidance Requirement will not cause the Fund to lose its RIC status. Although the Fund currently intends to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement, under certain circumstances, the Fund may choose to retain taxable income or capital gains in excess of current year distributions into the next tax year in an amount less than what would trigger payments of federal income tax under Subchapter M of the Code. The Fund may then be required to pay a 4% excise tax on such income or capital gains.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If the Fund’s deductible expenses in a given taxable year exceed its investment company taxable income, the Fund may incur a net operating loss for that taxable year. However, a RIC is not permitted to carry forward net operating losses to subsequent taxable years and such net operating losses do not pass through to its shareholders. In addition, deductible expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, the excess of realized capital losses over realized capital gains) to offset its investment company taxable income, but may carry forward such net capital losses, and use them to offset future capital gains, indefinitely. Due to these limits on deductibility of expenses and net capital losses, the Fund may for tax purposes have aggregate taxable income for several taxable years that the Fund is required to distribute and that is taxable to the shareholders even if such taxable income is greater than the net income the Fund actually earns during those taxable years.

Any underwriting fees paid by the Fund are not deductible. The Fund may be required to recognize taxable income in circumstances in which it do not receive cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (“OID”) (such as debt instruments with PIK interest or, in certain cases, with increasing interest rates or issued with warrants), the Fund must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of

15

whether cash representing such income is received by the Fund in the same taxable year. Because any OID accrued will be included in the Fund’s investment company taxable income for the taxable year of accrual, the Fund may be required to make a distribution to the shareholders in order to satisfy the Annual Distribution Requirement, even though the Fund will not have received any corresponding cash amount. Furthermore, a portfolio company in which the Fund hold’s equity or debt instruments may face financial difficulty that requires the Fund to work out, modify, or otherwise restructure such equity or debt instruments. Any such restructuring could, depending upon the terms of the restructuring, cause the Fund to incur unusable or nondeductible losses or recognize future non-cash taxable income.

Certain of the Fund’s investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (4) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (5) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (6) cause us to recognize income or gain without a corresponding receipt of cash, (7) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (8) adversely alter the characterization of certain complex financial transactions and (9) produce income that will not be qualifying income for purposes of the 90% Income Test. The Adviser intends to monitor the Fund’s transactions and may make certain tax elections to mitigate the effect of these provisions and prevent the Fund’s ability to be subject to tax as a RIC.

Gain or loss realized by the Fund from warrants acquired as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long term or short term, depending on how long the Fund held a particular warrant.

In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, the Fund generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

Although the Fund does not presently expect to do so, the Fund is authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, the Fund are not permitted to make distributions to our shareholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, the Fund’s ability to dispose of assets to meet its distribution requirements may be limited by (1) the illiquid nature of its portfolio and/or (2) other requirements relating to its qualification as a RIC, including certain diversification tests in order to qualify as a RIC for U.S. federal income tax purposes (the “Diversification Tests”). If the Fund disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

Some of the income and fees that the Fund may recognize, such as fees for providing managerial assistance, certain fees earned with respect to its investments, income recognized in a work-out or restructuring of a portfolio investment, or income recognized from an equity investment in an operating partnership, will not satisfy the 90% Income Test. In order to manage the risk that such income and fees might disqualify the Fund as a RIC for a failure to satisfy the 90% Income Test, the Fund may be required to recognize such income and fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

A portfolio company in which the Fund invests in may face financial difficulties that require the Fund to work-out, modify or otherwise restructure its investment in the portfolio company. Any such transaction could, depending upon the specific terms of the transaction, result in unusable capital losses and future non-cash income. Any such transaction could also result in our receiving assets that give rise to income that is not qualifying income for purposes of the 90% Income Test.

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues interest income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that the Fund must distribute in order to qualify for treatment as a RIC and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders for federal income tax purposes, rather than as an ordinary dividend, reducing each shareholder’s basis in its shares of the Fund.

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There may be uncertainty as to the appropriate treatment of certain of the Fund’s investments for U.S. federal income tax purposes. In particular, the Fund may invest a portion of its net assets in below investment grade instruments. U.S. federal income tax rules with respect to such instruments are not entirely clear about issues such as if an instrument is treated as debt or equity, whether and to what extent we should recognize interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by us, to the extent necessary, in order to seek to ensure that we distribute sufficient income to qualify, and maintain the qualification as, a RIC and to ensure that the Fund does not become subject to U.S. federal income or excise tax.

The Fund will not be able to offset its taxable income and gains with losses incurred by an Underlying Fund which are treated as corporations for US federal income tax purposes. The Fund’s sales of shares of such an Underlying Fund, including those resulting from changes in the Fund’s allocation of assets, could cause the recognition of additional taxable gains. A portion of any such gains may be short-term capital gains, which will be taxable as ordinary dividend income when distributed to the Fund’s shareholders. Further, certain losses recognized on sales of shares of an Underlying Fund may be deferred indefinitely under the wash sale rules. Any loss realized by the Fund on a disposition of shares of an Underlying Fund held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the Fund of net long-term capital gain with respect to the Underlying Fund’s shares (including any amounts credited to the fund as undistributed capital gains). Short-term capital gains earned by an Underlying Fund will be treated as ordinary dividends when distributed to the Fund and therefore may not be offset by any short-term capital losses incurred by the fund. The Fund’s short-term capital losses might instead offset long-term capital gains realized by the Fund, which would otherwise be eligible for reduced US federal income tax rates when distributed to individual and certain other non-corporate shareholders.

Failure to Qualify as a RIC

If the Fund were unable to qualify for treatment as a RIC and is unable to cure the failure, for example, by disposing of certain investments quickly or raising additional capital to prevent the loss of RIC status, the Fund would be subject to tax on all of its taxable income at regular corporate rates. The Code provides some relief from RIC disqualification due to failures to comply with the 90% Income Test and the Diversification Tests, although there may be additional taxes due in such cases. The Adviser cannot assure that the Fund would qualify for any such relief should its fail the 90% Income Test or the Diversification Tests.

Should failure occur, all its taxable income would be subject to tax at regular corporate rates and the Fund would not be able to deduct dividend distributions to shareholders. Additionally the Fund would no longer be required to distribute its income and gains. Distributions, including distributions of net long-term capital gain, would generally be taxable to shareholders as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Subject to certain limitations under the Code, certain corporate shareholders would be eligible to claim a dividends received deduction with respect to such dividends and non-corporate shareholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis, and any remaining distributions would be treated as a capital gain. If the Fund fails to qualify as a RIC, it may be subject to regular corporate tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) that the Fund elects to recognize on requalification or when recognized over the next five taxable years.

The remainder of this discussion assumes that the Fund qualifies as a RIC and has satisfied the Annual Distribution Requirement.

Taxation of U.S. Shareholders

Distributions by the Fund generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of the Fund’s “investment company taxable income” (which is, generally, net ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. To the extent such distributions paid by the Fund to non-corporate shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions generally will be treated as qualified dividend income and generally eligible for a maximum U.S. federal tax rate of either 15% or 20%, depending on whether the individual shareholder’s income exceeds certain threshold amounts, and if other applicable requirements are met, such distributions generally will be eligible for the corporate dividends received deduction to the extent such dividends have been paid by a U.S. corporation. In this regard, it is anticipated that distributions paid by the Fund will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential maximum U.S. federal tax rate applicable to non-corporate shareholders as well as will not be eligible for the corporate dividends received deduction.

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Distributions of the Fund’s net capital gains (which is generally realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by the Fund as “capital gain dividends” will be taxable to a U.S. shareholder as long-term capital gains (currently generally at a maximum rate of either 15% or 20%, depending on whether the individual shareholder’s income exceeds certain threshold amounts) in the case of individuals, trusts or estates, regardless of the U.S. shareholder’s holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. shareholder. Shareholders receiving dividends or distributions in the form of additional shares purchased in the market should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Shareholders receiving dividends in newly issued shares will be treated as receiving a distribution equal to the value of the shares received, and should have a cost basis of such amount.

Although the Fund currently intends to distribute any net capital gains at least annually, the Fund may in the future decide to retain some or all of its net capital gains but report the retained amount as a “deemed distribution.” In that case, among other consequences, the Fund will pay tax on the retained amount, each U.S. shareholder will be required to include their share of the deemed distribution in income as if it had been distributed to the U.S. shareholder, and the U.S. shareholder will be entitled to claim a credit equal to their allocable share of the tax paid on the deemed distribution by the Fund. The amount of the deemed distribution net of such tax will be added to the U.S. shareholder’s tax basis for their shares. Since the Fund expects to pay tax on any retained net capital gains at regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual shareholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. shareholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a shareholder’s liability for U.S. federal income tax. A shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, the Fund must provide written notice to our shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any tax year and (2) the amount of capital gain dividends paid for that tax year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following tax year as if it had been paid during the tax year in question. If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the tax year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been received by the U.S. shareholders on December 31 of the calendar year in which the dividend was declared.

If an investor purchases shares shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of their investment.

A shareholder generally will recognize taxable gain or loss if the shareholder sells or otherwise disposes of their shares. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the shareholder has held their shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares may be disallowed if other shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of shares acquired will be increased to reflect the disallowed loss.

In general, individual U.S. shareholders are subject to a maximum U.S. federal income tax rate of either 15% or 20% (depending on whether the individual U.S. shareholder’s income exceeds certain threshold amounts) on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in shares. Such rate is lower than the maximum federal income tax rate on ordinary taxable income currently payable by individuals. Corporate U.S. shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate shareholders incurring net capital losses for a tax year (i.e., net capital losses in excess of net capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each tax year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent tax years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a tax year, but may carry back such losses for three tax years or carry forward such losses for five tax years.

The Code and the related U.S. Treasury Regulations require us (or the applicable intermediary) to annually report the adjusted cost basis information of covered securities, which generally include shares of a RIC, to the IRS and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

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The Fund will send to each of its U.S. shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each calendar year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. shareholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the lower tax rates applicable to certain qualified dividends.

Until and unless the Fund is treated as a “publicly offered regulated investment company” (within the meaning of Section 67 of the Code) as a result of either (1) shares and its preferred stock collectively being held by at least 500 persons at all times during a taxable year or (2) shares being treated as regularly traded on an established securities market for any taxable year, for purposes of computing the taxable income of U.S. shareholders that are individuals, trusts or estates, (1) the Fund’s earnings will be computed without taking into account such U.S. shareholders’ allocable shares of the management and incentive fees paid to the investment adviser and certain of our other expenses, (2) each such U.S. shareholder will be treated as having received or accrued a dividend from us in the amount of such U.S. shareholder’s allocable share of these fees and expenses for such taxable year, (3) each such U.S. shareholder will be treated as having paid or incurred such U.S. shareholder’s allocable share of these fees and expenses for the calendar year and (4) each such U.S. shareholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. shareholder. For taxable years beginning before 2026, miscellaneous itemized deductions generally are not deductible by a U.S. shareholder that is an individual, trust or estate. For taxable years beginning in 2026 or later, miscellaneous itemized deductions generally are deductible by a U.S. shareholder that is an individual, trust or estate only to the extent that the aggregate of such U.S. shareholder’s miscellaneous itemized deductions exceeds 2% of such U.S. shareholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under Section 68 of the Code.

Backup withholding, currently at a rate of 24%, may be applicable to all taxable distributions to any non-corporate U.S. shareholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. shareholder’s U.S. federal income tax liability and may entitle such shareholder to a refund, provided that proper information is timely provided to the IRS.

If a U.S. shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. shareholders should consult their tax advisors to determine the applicability of these regulations in light of their specific circumstances.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from us and net gains from redemptions or other taxable dispositions of our shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

Taxation of Non-U.S. Shareholders

Whether an investment in the shares is appropriate for a non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in the shares by a non-U.S. shareholder may have adverse tax consequences. Non-U.S. shareholders should consult their tax advisors before investing in shares.

Subject to the discussion below, distributions of the Fund’s “investment company taxable income” to non-U.S. shareholders (including interest income, net short-term capital gain or foreign-source dividend and interest income, if any, which generally would be free of withholding if paid to non-U.S. shareholders directly) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty, assuming the non-U.S. shareholder provides the required documentation evidencing its eligibility for such lower rate) to the extent of the Fund’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the non-U.S. shareholder, in which case the distributions will generally be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, the Fund will not be required to withhold U.S. federal tax if the non-U.S. shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Certain properly reported dividends received by a non-U.S. shareholder generally are exempt from U.S. federal withholding tax when they (1) are paid in respect of our “qualified net interest income” (generally, the U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income), or (2) are paid in connection with our “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over long-term capital loss for a tax year) as well as if certain other requirements are satisfied.

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Nevertheless, it should be noted that in the case of shares held through an intermediary, the intermediary may have withheld U.S. federal income tax even if the Fund reported the payment as an interest-related dividend or short-term capital gain dividend. Moreover, depending on the circumstances, the Fund may report all, some or none of our potentially eligible dividends as derived from such qualified net interest income or as qualified short-term capital gains, or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. It should be noted that interest from non-U.S. sources will not generate dividends exempt from withholding under this rule.

Actual or deemed distributions of the Fund’s net capital gains to a non-U.S. shareholder, and gains realized by a non-U.S. shareholder upon the sale of shares, will not be subject to federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. shareholder in the United States or, in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax the Fund pays on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. shareholder, distributions (both actual and deemed), and gains realized upon the sale of shares that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A non-U.S. shareholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. shareholder provides us or the dividend paying agent with a U.S. nonresident withholding tax certification (e.g., an IRS Form W-8BEN, IRS Form W-8BEN-E, or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

Withholding of U.S. tax (at a 30% rate) is required by the Foreign Account Tax Compliance Act (“FATCA”), provisions of the Code with respect to payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required.

An investment in shares by a non-U.S. person may also be subject to U.S. federal estate tax. Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax, U.S. federal estate tax, withholding tax, and state, local and foreign tax consequences of acquiring, owning or disposing of shares.

Other Taxes

Shareholders may be subject to state, local and non-U.S. taxes applicable to their investment in shares. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in our shares.

Please be advised that abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer (escheat) unclaimed property (including shares of a Fund) to the appropriate state if no activity occurs in an account for a period of time specified by state law. Escheatment of an IRA account will be subject to 10% federal withholding tax and treated as a taxable distribution to you.

OTHER INFORMATION

Each share represents a proportional interest in the assets of the Fund. Each share has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to the vote of shareholders. There are no cumulative voting rights. Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders after all expenses and debts have been paid.

Legal Counsel

Dechert LLP, 650 Town Center Drive, Suite 700, Costa Mesa, CA 92626 acts as legal counsel to the Fund.

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Distributor

The Fund’s Distributor, [●], is registered with the SEC as a broker-dealer and is a member of FINRA. Pursuant to a distribution agreement with the Fund, the Distributor will be entitled to receive a distribution fee for its services.

Custodian, Transfer Agent and Administrator

[●] serves as the transfer agent of the Fund (the “Transfer Agent”). [●] serves as the Fund’s Custodian (the “Custodian”), and [●] serves as the Fund’s administrator (“Administrator”). The Fund will compensate each of the Transfer Agent, the Custodian and the Administrator for its services. See “Management of the Fund” for a description of the services to be provided by each of the Transfer Agent, the Administrator and the Custodian.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[●] has been appointed the independent registered public accounting firm for the Fund. The audited financial statements of the Fund as of and for the period ended [●], included in the Statement of Additional Information have been so included in reliance on the report of [●], independent registered public accounting firm, given on the authority of the firm as experts in auditing and accounting. [●] is located at [●].

FINANCIAL STATEMENTS

[To be provided by amendment].

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APPENDIX A

BASQUET LLC, PROXY VOTING POLICY

[To be provided by amendment]

BASQUET GLOBAL DEBT FUND

PART C – OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1. Financial Statements.

Part A:	None.

Part B:	Report of Independent Registered Public Accounting Firm(+) Statement of Assets and Liabilities, Statement of Operations(+) Notes to Financial Statements(+)

2. Exhibits

(a)	(1)	Agreement and Declaration of Trust(+).

(b)		By-Laws(+)

(e)		Dividend Reinvestment Plan(+)

(g)(1)		Investment Management Agreement(+)

(g)(2)		Subadvisory Agreement(+)

(h)		Distribution Agreement(+)

(j)		Custodian Agreement(+)

(k)	(1)	Administration Agreement(+)

(2)	Compliance Services Agreement(+)

(l)		Opinion and Consent of [●].(+)

(n)		Consent of Independent Registered Public Accounting Firm(+)

(p)		Initial Seed Capital Balance Sheet(+)

(r)	(1)	Code of Ethics of the Fund(+)

	(2)	Code of Ethics of the Adviser(+)

	(3)	Code of Ethics of the Subadviser(+)

Item 26.	Marketing Arrangements

Not Applicable.

(+)	To be filed by amendment.

Item 27. Other Expenses of Issuance and Distribution

SEC Registration fees	$
FINRA fees	$
Legal fees	$
Blue Sky fees	$
Accounting fees	$
Transfer Agent fees	$
Printing	$
Total	$

Item 28. Persons Controlled by or Under Common Control with Registrant

None.

Item 29. Number of Holders of Securities as of [●], 2021:

Title of Class	Number of Record Holders
Shares of Beneficial Ownership.	[●]

Item 30. Indemnification

[To be updated by amendment].

Reference is made to Article 8 of the Registrant’s Agreement and Declaration of Trust (the “Declaration of Trust”), filed as Exhibit 2(a)(1) to the Registration Statement (File No. [●]) filed on [●]. The Registrant hereby undertakes that it will apply the indemnification provisions of the Declaration of Trust in a manner consistent with Release 40-11330 of the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect. The Registrant will maintain insurance on behalf of any person who is or was an independent trustee, officer, employee, or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser of the Registrant, and each member, director, executive officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, trustee, officer, employee, partner or director, is set forth in the Registrant’s prospectus in the section entitled “Management of the Fund.” Information as to the members and officers of the Adviser and Subadviser is included in their respective Form ADV as filed with the SEC (File Nos. [•]), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

The Fund’s accounts, books and other documents are currently located at its offices, 8960 Spanish Ridge Avenue, Las Vegas, NV 89148, and at the offices of the Fund’s Custodian, Administrator and Transfer Agent.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

1.

The Registrant undertakes to suspend the offering of shares until the Prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value of the Fund declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value of the Fund increases to an amount greater than its net proceeds as stated in the Prospectus.

2.	Not applicable.

3.	Not applicable.

4.	(a)

The Registrant undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to the Registration Statement: (a) (1) to include any prospectus required by Section 10(a)(3) of the Securities Act, (2) to reflect in the Prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement, and (3) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

(a)

For purposes of determining any liability under the Securities Act, each post-effective amendment to this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

(b)	The Registrant undertakes to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(c)

The Registrant undertakes that, for the purpose of determining liability under the Securities Act, if the Registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

(d)

the Registrant undertakes that, for the purpose of determining liability under the Securities Act, in a primary offering of securities of the undersigned Registrant pursuant to this Registration Statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser: (1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act; (2) the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.

For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective. The Registrant undertakes that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

6.

The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, the Registrant’s statement of additional information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Las Vegas, State of Nevada, on the 6th day of May, 2021.

BASQUET GLOBAL DEBT FUND

By:	/s/ Steven McClurg
Steven McClurg
President
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on the 6th day of May, 2021.

By:	/s/ Steven McClurg
Steven McClurg
(Principal Executive Officer)

By:	/s/ Michelle Tang
Michelle Tang
(Principal Financial and Accounting Officer)

By:	/s/ Steven McClurg
Steven McClurg
(Trustee)